UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05655

DWS Municipal Income Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	11/30/2025

Item 1.	Reports to Stockholders.

(a)

November 30, 2025
Annual Report
to Shareholders
DWS Municipal Income Trust
Ticker Symbol: KTF

Contents
4	Portfolio Management Review
8	Performance Summary
11	Portfolio Summary
13	Investment Portfolio
30	Statement of Assets and Liabilities
31	Statement of Operations
32	Statement of Cash Flows
33	Statements of Changes in Net Assets
34	Financial Highlights
36	Notes to Financial Statements
46	Report of Independent Registered Public Accounting Firm
48	Tax Information
49	Shareholder Meeting Results
50	Dividend Reinvestment and Cash Purchase Plan
53	Advisory Agreement Board Considerations and Fee Evaluation
57	Investment Objective, Investment Policies and Principal Risks
71	Board Members and Officers
77	Additional Information
The Fund’s investment objective is to provide a high level of current income exempt from federal income tax.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc., which offers investment products, or DWS Investment Management Americas, Inc. and RREEF America L.L.C., which offer advisory services.
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Municipal Income Trust

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.
Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. The market for municipal bonds may be less liquid than for taxable bonds and there may be less information available on the financial condition of issuers of municipal securities than for public corporations. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Leverage results in additional risks and can magnify the effect of any gains or losses. Although the Fund seeks income that is exempt from federal income taxes, a portion of the Fund’s distributions may be subject to federal, state and local taxes, including the alternative minimum tax.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises, natural disasters, climate change and related geopolitical events have led and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.

DWS Municipal Income Trust	|	3

Portfolio Management Review(Unaudited)
Market Overview and Fund Performance
All performance information below is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when sold. Current performance may be lower or higher than the performance data quoted. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Please refer to pages 8 through 10 for more complete performance information.
On March 28, 2024, the Fund’s Board of Trustees approved the termination of the Fund, pursuant to which the Fund will make a liquidating distribution to shareholders no later than November 30, 2026.
DWS Municipal Income Trust returned –0.91% based on net asset value for the annual period ending November 30, 2025, compared with 2.64% for the Fund’s benchmark, the unmanaged, unleveraged Bloomberg Municipal Bond Index, and 5.70% for the broad taxable bond market as measured by the Bloomberg U.S. Aggregate Bond Index, for the same period. The Fund’s return based on market price was –1.69%. Over the period, the Fund’s traded shares went from a discount of 2.61% to a discount of 3.39%.
The municipal yield curve steepened over the 12-month period, driven primarily by rising yields (and declining prices) on longer maturities. For the full 12 months ended November 30, 2025, the yield curve for AAA-rated municipal bonds steepened by 69 basis points between 2 and 30 years. Specifically, the yield on two-year issues declined by 15 basis points from 2.59% to 2.44%, while the 10-year yield finished essentially flat declining from 2.78% to 2.75% and the 30-year yield rose 54 basis points from 3.62% to 4.16%. (100 basis points equals one percentage point. See the accompanying graph for a depiction of municipal bond yield changes between the beginning and end of the period.)
The municipal market was also challenged by elevated new issue supply, partly offset by strong investor flows into tax-free exchange traded funds. In terms of credit quality, higher rated issues held up better than their lower-rated counterparts.

4	|	DWS Municipal Income Trust

AAA Municipal Bond Yield Curve (as of 11/30/25 and 11/30/24)

Source: Refinitiv TM3 as of 11/30/25.
Chart is for illustrative purposes only and does not represent any DWS product.
Positive and Negative Contributors to Performance
With respect to the Fund’s yield curve positioning, the Fund’s tilt toward issues in the 20- to 30-year maturity range detracted from relative performance as yields rose and prices declined for longer-term municipals.
The Fund’s leveraged exposure to the municipal market detracted from performance relative to the benchmark in a declining market. The Fund employs leverage through its issuance of preferred stock and its participation in tender option bond transactions.
The Fund’s overall stance with respect to credit quality weighed on performance vs. the benchmark. Specifically, the Fund was underweight higher quality issues in the AA and AAA ratings categories, while overweighting issues in the BBB quality range and holding out-of-benchmark exposure to below investment grade issues. This positioning constrained returns as lower-quality issues lagged over the 12 months. In contrast, an overweight to A-rated issues contributed positively to the Fund’s performance.
In sector terms, overweight exposure to airport, hospital and senior living issues contributed positively to relative return. These contributions were partially offset by the Fund’s overweighing of lease-backed issues and the higher education sector. The Fund’s underweight exposure to state and local general obligations also detracted from its performance.

DWS Municipal Income Trust	|	5

Outlook and Positioning
The relative steepness of the municipal yield curve versus Treasuries and the fact that the 30-year municipal yield is at a relatively attractive 89% of the comparable Treasury yield support the Fund’s focus on longer maturities.
Credit spreads are now below long run averages but, in our view, are unlikely to move wider given generally sound fundamentals as well as supportive market technical factors.
Portfolio Management Team
Michael J. Generazo, Director and Senior Portfolio Manager Fixed Income.
Portfolio Manager of the Fund. Began managing the Fund in 2010.
—Joined DWS in 1999.
—BS, Bryant College; MBA, Suffolk University.
Chad H. Farrington, CFA, Managing Director and Head of Investment Strategy Fixed Income.
Portfolio Manager of the Fund. Began managing the Fund in 2021.
—Joined DWS in 2018 with 20 years of industry experience; previously, worked as Portfolio Manager, Head of Municipal Research, and Senior Credit Analyst at Columbia Threadneedle.
—Co-Head of Municipal Bond Department.
—BS, Montana State University.
The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
Terms to Know
The Bloomberg Municipal Bond Index covers the U.S.-dollar-denominated long-term tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds.
The Bloomberg U.S. Aggregate Bond Index is an unmanaged, unleveraged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset- backed securities with average maturities of one year or more.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant upward, as bonds with longer maturities typically offer higher yields than short-term bonds.
Credit quality is the ability of an issuer of fixed-income securities to repay interest and principal in a timely manner. Credit quality is measured using credit ratings, i.e.,

6	|	DWS Municipal Income Trust

assessments of the creditworthiness of a borrower such as a corporation, a municipality or a sovereign country by a credit ratings agency. Letter grades of “BBB”  and above indicate that the rated borrower is considered “investment grade”  by a particular ratings agency.
Overweight means a fund holds a higher weighting in a given sector or security than its benchmark. Underweight means a fund holds a lower weighting.
Credit spread refers to the excess yield offered by a lower quality bond relative to a higher quality bond of comparable maturity. When spreads widen, yield differences are increasing between the bonds being compared. When spreads narrow, the opposite is true.

DWS Municipal Income Trust	|	7

Performance SummaryNovember 30, 2025 (Unaudited)
Performance is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit dws.com for the Fund’s most recent month-end performance.
Fund specific data and performance are provided for informational purposes only and are not intended for trading purposes.
Average Annual Total Returns as of 11/30/25
DWS Municipal Income Trust	1-Year	5-Year	10-Year
Based on Net Asset Value(a)	–0.91%	–0.53%	1.90%
Based on Market Price(a)	–1.69%	1.02%	1.54%
Bloomberg Municipal Bond Index(b)	2.64%	0.91%	2.41%
Morningstar Closed-End Municipal National Long Funds Category(c)	–0.36%	–0.24%	2.32%
Growth of an Assumed $10,000 Investment

Yearly periods ended November 30

The growth of $10,000 is cumulative.

8	|	DWS Municipal Income Trust

(a)
Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market price reflects changes in market price.
Each figure assumes that dividend and capital gain distributions, including return of capital, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period. Expenses of the Fund include management fee, interest expense and other fund expenses. Total returns shown take into account these fees and expenses. The expense ratio of the Fund for the year ended November 30, 2025 was 3.14% (0.91%
excluding interest expense).

(b)
The unmanaged, unleveraged Bloomberg Municipal Bond Index covers the
U.S. dollar-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

(c)
Morningstar’s Closed-End Municipal National Long Funds category represents muni national long portfolios that invest in municipal bonds. Such bonds are issued by various state and local governments to fund public projects and are generally free from federal taxes. To lower risk, these funds spread their assets across many states and sectors.
They focus on bonds with durations of seven years or more. Morningstar figures represent the average of the total returns based on net asset value reported by all of the closed-end funds designated by Morningstar, Inc. as falling into the Closed-End
Municipal National Long Funds category. Category returns assume reinvestment of all distributions. It is not possible to invest directly in a Morningstar category.

Net Asset Value and Market Price
	As of 11/30/25	As of 11/30/24
Net Asset Value	$9.44	$10.33
Market Price	$9.12	$10.06
Premium (discount)	(3.39%)	(2.61%)
Prices and net asset value fluctuate and are not guaranteed.

DWS Municipal Income Trust	|	9

Distribution Information
Twelve Months as of 11/30/25: Income Dividends (common shareholders)	$.73
Capital Gain Dividend (common shareholders)	$.0156
November Income Dividend (common shareholders)	$.0610
Current Annualized Distribution Rate (based on Net Asset Value) as of 11/30/25†	7.75%
Current Annualized Distribution Rate (based on Market Price) as of 11/30/25†	8.03%
Tax Equivalent Distribution Rate (based on Net Asset Value) as of 11/30/25†	13.09%
Tax Equivalent Distribution Rate (based on Market Price) as of 11/30/25†	13.56%

†
Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on November 30, 2025. In regard to the latest monthly distribution on the Fund’s common shares of $.0610 per share, the Fund estimates that approximately $.0306 and $.0304 per common share of such distribution represents net investment income and return of capital, respectively. Current Annualized and Tax Equivalent Distributions would have been lower had the return of capital not been included. Such source designations and amounts are estimates only and are not provided for tax purposes. A return of capital is not reflective of the Fund’s investment performance. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Tax equivalent distribution rate is based on the Fund’s distribution rate and a federal marginal income tax rate of 40.8%. Distribution rates are historical, not guaranteed and will fluctuate.

10	|	DWS Municipal Income Trust

Portfolio Summary(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Open-End Investment Companies)	11/30/25	11/30/24
Revenue Bonds	82%	82%
General Obligation Bonds	10%	11%
Lease Obligations	7%	6%
Escrow to Maturity/Prerefunded Bonds	1%	1%
Variable Rate Demand Notes	0%	0%
	100%	100%

Quality (As a % of Investment Portfolio excluding Open-End Investment Companies)	11/30/25	11/30/24
AAA	7%	8%
AA	30%	27%
A	39%	38%
BBB	17%	20%
BB	2%	2%
Not Rated	5%	5%
	100%	100%
The quality ratings represent the highest of Moody’s Investors Service, Inc. (“Moody’s” ), Fitch Ratings, Inc. (“Fitch” ) or S&P Global Ratings (“S&P” ) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.
Top Five State/Territory Allocations (As a % of Investment Portfolio excluding Open-End Investment Companies)	11/30/25	11/30/24
Texas	17%	18%
New York	9%	8%
Florida	9%	8%
Illinois	7%	7%
Pennsylvania	7%	6%

Interest Rate Sensitivity	11/30/25	11/30/24
Effective Maturity	12.1 years	10.0 years
Modified Duration to Worst	8.2 years	7.3 years

Leverage (As a % of Total Assets)	11/30/25	11/30/24
	35.61%	33.43%

DWS Municipal Income Trust	|	11

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.
Modified duration to worst is the measure of sensitivity of the price of a bond to a change in interest rates, computed using the bond’s nearest call or maturity date.
Leverage results in additional risks and can magnify the effect of any gains or losses to a greater extent than if leverage were not used.
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 13. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Additional Information section on page 77 for contact information.

12	|	DWS Municipal Income Trust

Investment Portfolioas of November 30, 2025

	Principal Amount ($)	Value ($)
Municipal Investments 147.6%
Alabama 0.7%
Alabama, Black Belt Energy Gas District, Gas Project Revenue, Series D-1, 5.5% (a), 6/1/2049, GTY: Goldman Sachs Group, Inc.	800,000	847,941
Jefferson County, AL, Sewer Revenue, 5.5%, 10/1/2053	1,665,000	1,754,976
		2,602,917
Alaska 2.2%
Alaska, Industrial Development & Export Authority Revenue, Tanana Chiefs Conference Project, Series A, 4.0%, 10/1/2049	5,060,000	4,506,353
Alaska, Municipal Bond Bank Authority Revenue, Series 2, 4.0%, 6/1/2044	4,000,000	3,786,169
		8,292,522
Arizona 2.4%
Arizona, Salt Verde Financial Corp., Gas Revenue:
5.0%, 12/1/2037, GTY: Citigroup, Inc.	1,050,000	1,140,427
5.5%, 12/1/2029, GTY: Citigroup, Inc.	1,400,000	1,504,887
Arizona, Sierra Vista Industrial Development Authority Revenue, American Leadership Academy Inc., 144A, 5.75%, 6/15/2058	1,000,000	1,000,396
Arizona, Yuma Industrial Development Authority Revenue, Regional Medical Center Obligated Group, Series A, 5.25%, 8/1/2049	1,400,000	1,469,713
Maricopa County, AZ, Industrial Development Authority, Education Revenue, Legacy Traditional Schools Project, Series B, 144A, 5.0%, 7/1/2049	1,755,000	1,696,971
Maricopa County, AZ, Industrial Development Authority, Hospital Revenue, Series A, 5.0%, 9/1/2042	1,000,000	1,022,514
Pima County, AZ, Industrial Development Authority, Education Revenue, American Leadership Academy Project, 144A, 5.0%, 6/15/2052	1,150,000	1,031,175
		8,866,083
California 7.9%
California, Morongo Band of Mission Indians Revenue, Series B, 144A, 5.0%, 10/1/2042	345,000	349,532
California, M-S-R Energy Authority, Series A, 7.0%, 11/1/2034, GTY: Citigroup, Inc.	3,180,000	3,882,671
California, State Municipal Finance Authority Revenue, Catalyst Impact Fund 1 LLC, “II” , 144A, 7.0%, 1/1/2039	2,510,000	2,623,851
The accompanying notes are an integral part of the financial statements.

DWS Municipal Income Trust	|	13

	Principal Amount ($)	Value ($)
California, State Municipal Finance Authority Revenue, LAX Integrated Express Solutions LLC, LINXS Apartment Project, Series A, AMT, 5.0%, 12/31/2043	1,825,000	1,836,131
California, Statewide Communities Development Authority Revenue, Loma Linda University Medical Center, Series A, 5.5%, 12/1/2054	1,000,000	1,002,288
Los Angeles, CA, Department of Airports Revenue:
Series A, AMT, 5.0%, 5/15/2042	3,750,000	3,790,613
Series A, AMT, 5.0%, 5/15/2045	1,250,000	1,294,299
Los Angeles, CA, Department of Airports Revenue, Los Angeles International Airport, Series A, AMT, 5.0%, 5/15/2044	6,430,000	6,519,228
San Francisco City & County, CA, Airports Commission, International Airport Revenue:
Series E, AMT, 5.0%, 5/1/2045	5,000,000	5,082,325
Series 2ND, AMT, 5.0%, 5/1/2048	2,965,000	2,990,340
		29,371,278
Colorado 6.8%
Colorado, Canyons Metropolitan District No. 5, General Obligation, Series A, 5.25%, 12/1/2059, INS: BAM	1,500,000	1,564,543
Colorado, Denver Health & Hospital Authority Revenue, Series A, 6.0%, 12/1/2055	415,000	449,498
Colorado, North Range Metropolitan District No. 3, Series A, 5.25%, 12/1/2050	2,000,000	2,009,939
Colorado, State Health Facilities Authority, Hospital Revenue, CommonSpirit Health Obligation Group, Series A-1, 4.0%, 8/1/2044	9,960,000	9,053,124
Colorado, State Health Facilities Authority, Hospital Revenue, Covenant Retirement Communities Obligated Group:
Series A, 5.0%, 12/1/2048	1,305,000	1,294,352
Series A, 5.125%, 12/1/2055	1,500,000	1,489,947
Denver City & County, CO, Airport System Revenue, Series A, AMT, 5.25%, 12/1/2043	9,225,000	9,455,002
		25,316,405
Connecticut 0.1%
Connecticut, State Health & Educational Facilities Authority Revenue, Yale University, Series V-2, 2.5% (b), 12/1/2025	350,000	350,000
The accompanying notes are an integral part of the financial statements.

14	|	DWS Municipal Income Trust

	Principal Amount ($)	Value ($)
District of Columbia 0.6%
District of Columbia, Metropolitan Airport Authority, Dulles Toll Road Revenue, Dulles Metrorail & Capital Improvement Project, Series B, 4.0%, 10/1/2049	1,590,000	1,409,310
District of Columbia, Two Rivers Public Charter School, Inc., 5.0%, 6/1/2055	750,000	706,064
		2,115,374
Florida 13.6%
Brevard County, FL, Health Facilities Authority, Hospital Revenue, Health First, Inc., Series A, 4.0%, 4/1/2052	2,500,000	2,229,237
Charlotte County, FL, Industrial Development Authority, Utility System Revenue, Town & Country Utilities Project, 144A, 5.0%, 10/1/2049	1,500,000	1,485,126
Collier County, FL, State Educational Facilities Authority Revenue, Ave Maria University Inc., 5.0%, 6/1/2043	1,015,000	968,914
Florida, Capital Projects Finance Authority Revenue, Provident Group - Continuum Properties LLC:
Series A-1, 5.0%, 11/1/2053	215,000	206,285
Series A-1, 5.0%, 11/1/2058	345,000	327,446
Florida, Development Finance Corp., Educational Facilities Revenue, Mater Academy Projects:
Series A, 5.0%, 6/15/2052	3,170,000	3,039,947
Series A, 5.0%, 6/15/2055	1,540,000	1,467,149
Florida, Development Finance Corp., Brightline Trains Florida LLC, AMT, 5.5%, 7/1/2053	750,000	622,500
Florida, Development Finance Corp., Educational Facilities Revenue, River City Science Academy Project:
Series A-1, 5.0%, 7/1/2042	60,000	60,019
Series B, 5.0%, 7/1/2042	60,000	60,019
Series A-1, 5.0%, 7/1/2051	55,000	52,781
Series B, 5.0%, 7/1/2051	85,000	81,571
Series A-1, 5.0%, 2/1/2057	160,000	152,023
Series B, 5.0%, 7/1/2057	90,000	85,492
Florida, FAU Finance Corp., Capital Improvements Revenue, Student Housing Project:
Series B, 4.0%, 7/1/2044	2,525,000	2,383,294
5.0%, 7/1/2049	700,000	736,100
5.0%, 7/1/2054	1,000,000	1,042,838
Florida, State Higher Educational Facilities Financial Authority Revenue, Florida Institute of Technology, 4.0%, 10/1/2044	1,000,000	897,286
Florida, Village Community Development District No. 15, Special Assessment Revenue, 144A, 4.8%, 5/1/2055	200,000	192,273
The accompanying notes are an integral part of the financial statements.

DWS Municipal Income Trust	|	15

	Principal Amount ($)	Value ($)
Greater Orlando, FL, Aviation Authority Airport Facilities Revenue, Series A, AMT, 5.0%, 10/1/2042	1,490,000	1,506,447
Hillsborough County, FL, Aviation Authority, Tampa International Airport:
Series A, AMT, 4.0%, 10/1/2052	1,710,000	1,531,031
Series A, AMT, 5.0%, 10/1/2048	2,500,000	2,514,879
Miami-Dade County, FL, Aviation Revenue:
Series B, AMT, 5.0%, 10/1/2040	2,360,000	2,388,820
Series A, AMT, 5.5%, 10/1/2055	4,000,000	4,217,287
Miami-Dade County, FL, Expressway Authority, Toll Systems Revenue, Series A, 5.0%, 7/1/2035, INS: AG	3,000,000	3,002,792
Miami-Dade County, FL, Health Facilities Authority Hospital Revenue, Nicklaus Children’s Hospital, 5.0%, 8/1/2047	3,335,000	3,365,563
Miami-Dade County, FL, Transit System, Series A, 4.0%, 7/1/2050	5,000,000	4,486,195
Palm Beach County, FL, Health Facilities Authority Revenue, Lifespace Communities, Inc. Obligated Group:
Series C, 7.5%, 5/15/2053	340,000	377,642
Series C, 7.625%, 5/15/2058	455,000	506,728
Palm Beach County, FL, Health Facilities Authority, Acts Retirement-Life Communities, Inc.:
Series A, 5.0%, 11/15/2045	4,850,000	4,853,585
Series B, 5.0%, 11/15/2049	3,000,000	2,964,900
Tampa, FL, The University of Tampa Project, Series A, 4.0%, 4/1/2050	2,775,000	2,536,126
		50,342,295
Georgia 6.1%
Cobb County, GA, Kennestone Hospital Authority, Revenue Anticipation Certificates, Wellstar Health System, Inc. Project, Series A, 4.0%, 4/1/2052	620,000	546,889
Columbia County, GA, Hospital Authority Revenue, WellStar Health System Obligated Group:
Series A, 5.125%, 4/1/2048	375,000	390,824
Series A, 5.75%, 4/1/2053	400,000	432,400
Fulton County, GA, Development Authority Hospital Revenue, Revenue Anticipation Certificates, Wellstar Health System, Series A, 5.0%, 4/1/2042	1,055,000	1,066,046
Fulton County, GA, Development Authority Hospital Revenue, Wellstar Health System, Obligated Inc. Project, Series A, 4.0%, 4/1/2050	1,320,000	1,185,558
George L Smith II, GA, Congress Center Authority, Convention Center Hotel First Tier, Series A, 4.0%, 1/1/2054	3,640,000	3,060,054
The accompanying notes are an integral part of the financial statements.

16	|	DWS Municipal Income Trust

	Principal Amount ($)	Value ($)
George L Smith II, GA, Congress Center Authority, Convention Center Hotel Second Tier, Series B, 144A, 5.0%, 1/1/2054	2,000,000	1,907,200
Georgia, Main Street Natural Gas, Inc., Gas Project Revenue:
Series C, 5.0% (a), 9/1/2053, GTY: Royal Bank of Canada	770,000	822,064
Series A, 5.5%, 9/15/2028, GTY: Merrill Lynch & Co.	10,000,000	10,560,083
Georgia, Municipal Electric Authority Revenue, Project One, Series A, 5.0%, 1/1/2049	1,000,000	1,002,221
Georgia, Private Colleges & Universities Authority Revenue, Mercer University Project, 4.0%, 10/1/2047	1,800,000	1,670,371
		22,643,710
Hawaii 0.3%
Hawaii, State Airports Systems Revenue, Series A, AMT, 5.5%, 7/1/2054	1,000,000	1,072,350
Idaho 0.4%
Idaho, State Health Facilities Authority Revenue, St Luke’s Health System Ltd. Obligated Group, Series 2025-A, 5.25%, 3/1/2050	1,500,000	1,595,421
Illinois 11.0%
Chicago, IL, Board of Education:
Series B, 4.0%, 12/1/2041	2,000,000	1,688,223
Series D, 5.0%, 12/1/2046	2,000,000	1,798,373
Chicago, IL, General Obligation, Series A, 5.0%, 1/1/2044	800,000	763,781
Chicago, IL, Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, Zero Coupon, 6/15/2044, INS: AG	2,500,000	1,078,503
Chicago, IL, O’Hare International Airport Revenue:
Series A, AMT, 5.5%, 1/1/2053	2,330,000	2,441,470
Series A, AMT, 5.5%, 1/1/2053, INS: AG	1,355,000	1,407,866
Chicago, IL, O’Hare International Airport Revenue, Senior Lien, Series D, AMT, 5.0%, 1/1/2047	6,785,000	6,790,755
Chicago, IL, Transit Authority, Sales Tax Receipts Revenue, Second Lien, Series A, 5.0%, 12/1/2052	3,000,000	3,059,254
Illinois, Housing Development Authority Revenue, Series K, 5.35%, 4/1/2047	950,000	990,115
Illinois, Metropolitan Pier & Exposition Authority, Dedicated State Tax Revenue, Capital Appreciation-McCormick, Series A, Zero Coupon, 6/15/2036, INS: NATL	3,500,000	2,354,148
Illinois, Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, Series B, Zero Coupon, 12/15/2051	10,000,000	2,778,554
The accompanying notes are an integral part of the financial statements.

DWS Municipal Income Trust	|	17

	Principal Amount ($)	Value ($)
Illinois, O’Hare International Airport Revenue, Series E, AMT, 5.5%, 1/1/2055	1,875,000	1,969,333
Illinois, State Finance Authority Revenue, Bradley University Project, Series A, 4.0%, 8/1/2046	3,000,000	2,429,402
Illinois, State Finance Authority Revenue, OSF Healthcare Systems, Series A, 5.0%, 11/15/2045	1,745,000	1,745,476
Illinois, State General Obligation:
Series B, 5.0%, 10/1/2033	1,970,000	2,064,338
Series A, 5.0%, 5/1/2034	3,500,000	3,638,471
Series A, 5.0%, 5/1/2043	1,000,000	1,013,496
5.5%, 5/1/2039	1,915,000	2,046,574
5.75%, 5/1/2045	735,000	774,685
		40,832,817
Indiana 2.9%
Indiana, Finance Authority Revenue, DePauw University, Series A, 5.5%, 7/1/2052	4,000,000	4,088,504
Indiana, State Finance Authority Revenue, BHI Senior Living Obligated Group, 5.0%, 11/15/2053	2,200,000	2,110,907
Indiana, State Finance Authority, Hospital Revenue, Parkview Health System Obligated Group, Series A, 5.0%, 11/1/2043	3,000,000	3,067,230
Indiana, State Finance Authority, Tippecanoe LLC Student Housing Project, Series A, 5.0%, 6/1/2053	575,000	571,694
Indianapolis, IN, Local Public Improvement Bond Bank, Airport Authority Project:
Series E, 6.0%, 3/1/2053	595,000	622,962
Series E, 6.125%, 3/1/2057	300,000	316,015
		10,777,312
Iowa 0.9%
Iowa, Higher Education Loan Authority, Des Moines University Project, 5.375%, 10/1/2052	485,000	494,580
Iowa, State Finance Authority Revenue, Lifespace Communities, Inc. Obligated Group, Series B, 7.5%, 5/15/2053	2,000,000	2,221,421
Iowa, State Higher Education Loan Authority Revenue, Des Moines University Project, 4.0%, 10/1/2050	885,000	753,247
		3,469,248
The accompanying notes are an integral part of the financial statements.

18	|	DWS Municipal Income Trust

	Principal Amount ($)	Value ($)
Kentucky 0.5%
Kentucky, State Economic Development Finance Authority, Owensboro Health, Inc., Obligated Group, Series A, 5.25%, 6/1/2041	800,000	807,612
Louisville & Jefferson County, KY, Metro Government Hospital Revenue, UOFL Health Project, Series A, 5.0%, 5/15/2052	1,200,000	1,190,593
		1,998,205
Louisiana 2.2%
Louisiana, Public Facilities Authority Revenue, Ochsner Clinic Foundation Project, 5.0%, 5/15/2047	6,000,000	6,011,093
New Orleans, LA, Aviation Board Special Facility Revenue, Parking Facilities Corp., Consol Garage System:
Series A, 5.0%, 10/1/2043, INS: AG	1,020,000	1,043,340
Series A, 5.0%, 10/1/2048, INS: AG	1,140,000	1,156,863
		8,211,296
Maryland 5.0%
Maryland, Stadium Authority Built To Learn Revenue, Series A, 4.0%, 6/1/2047	2,670,000	2,496,176
Maryland, State Department of Transportation Revenue, Aviation Administration:
Series A, AMT, 5.25%, 8/1/2049, INS: AG	3,500,000	3,700,434
Series A, AMT, 5.25%, 8/1/2054, INS: AG	4,000,000	4,204,539
Maryland, State Economic Development Corp., Student Housing Revenue, Morgan State University Project:
5.0%, 7/1/2056	2,550,000	2,559,292
Series A, 5.75%, 7/1/2053	575,000	604,541
Maryland, State Health & Higher Educational Facilities Authority Revenue, Adventist Healthcare, Obligated Group, Series A, 5.5%, 1/1/2046	745,000	753,004
Maryland, State Health & Higher Educational Facilities Authority Revenue, Broadmead Inc., Series A, 5.0%, 7/1/2048	4,000,000	4,012,324
		18,330,310
Massachusetts 1.9%
Massachusetts, Educational Financing Authority, Issue M:
Series C, AMT, 3.0%, 7/1/2051	4,180,000	2,894,207
Series C, AMT, 4.125%, 7/1/2052	2,000,000	1,693,500
Massachusetts, General Obligation, Series B, 3.0%, 4/1/2048	3,000,000	2,307,708
		6,895,415
The accompanying notes are an integral part of the financial statements.

DWS Municipal Income Trust	|	19

	Principal Amount ($)	Value ($)
Michigan 2.4%
Michigan, State Finance Authority, Hospital Revenue, McLaren Health Care, Series A, 4.0%, 2/15/2047	4,000,000	3,624,174
Michigan, Strategic Fund, 75 Improvement P3 Project, AMT, 5.0%, 6/30/2048	2,200,000	2,161,792
Wayne County, MI, Airport Authority Revenue:
Series F, AMT, 5.0%, 12/1/2034	2,000,000	2,000,469
Series B, AMT, 5.5%, 12/1/2048, INS: AG	1,000,000	1,068,611
		8,855,046
Minnesota 3.9%
Minnesota, Duluth Economic Development Authority Revenue, Essentia Health Obligated Group, Series A, 5.0%, 2/15/2058	5,350,000	5,396,354
Minnesota, State Office of Higher Education Revenue, AMT, 4.0%, 11/1/2042	1,715,000	1,660,381
Rochester, MN, Health Care Facilities Revenue, Mayo Clinic, Series B, 5.0%, 11/15/2035	4,000,000	4,709,514
St. Cloud, MN, CentraCare Health System Obligated Group Revenue:
4.0%, 5/1/2050	1,500,000	1,353,320
5.0%, 5/1/2054	1,110,000	1,141,963
		14,261,532
Missouri 1.7%
Kansas City, MO, Industrial Development Authority, International Airport Terminal Modernization Project:
Series A, AMT, 4.0%, 3/1/2057, INS: AG	2,000,000	1,757,152
Series B, AMT, 5.0%, 3/1/2055, INS: AG	1,540,000	1,546,790
Missouri, State Health & Educational Facilities Authority Revenue, Lutheran Senior Services Obligated Group, Series C, 4.0%, 2/1/2048	2,000,000	1,677,180
Missouri, State Health & Educational Facilities Authority Revenue, Lutheran Senior Services Projects, Series B, 5.0%, 2/1/2046	1,500,000	1,467,241
		6,448,363
New Hampshire 0.6%
New Hampshire, Business Finance Authority Revenue, “A” , Series 2, 4.0%, 10/20/2036	2,153,488	2,133,014
New Jersey 5.2%
Camden County, NJ, Improvement Authority School Revenue, KIPP Cooper Norcross Obligated Group, 6.0%, 6/15/2062	1,400,000	1,453,496
New Jersey, State Economic Development Authority Revenue, Series BBB, Prerefunded, 5.5%, 6/15/2030	2,690,000	2,771,623
The accompanying notes are an integral part of the financial statements.

20	|	DWS Municipal Income Trust

	Principal Amount ($)	Value ($)
New Jersey, State Economic Development Authority Revenue, The Goethals Bridge Replacement Project, Series A, AMT, 5.125%, 7/1/2042, INS: AG	1,250,000	1,251,330
New Jersey, State Educational Facilities Authority Revenue, Steven Institute of Technology, Series A, 4.0%, 7/1/2050	995,000	884,866
New Jersey, State Educational Facilities Authority Revenue, Stockton University, Series A, 5.0%, 7/1/2041	685,000	688,198
New Jersey, State Higher Education Assistance Authority, Student Loan Revenue, Series B, AMT, 4.25%, 12/1/2045	965,000	960,821
New Jersey, State Transportation Trust Fund Authority, Transportation Systems:
Series AA, 4.0%, 6/15/2050	3,320,000	3,059,250
Series A, 5.0%, 12/15/2034	1,065,000	1,125,260
Series AA, 5.0%, 6/15/2046	3,640,000	3,707,970
Series AA, Prerefunded, 5.0%, 6/15/2046	1,960,000	2,109,433
Series BB, 5.25%, 6/15/2050	1,145,000	1,207,614
		19,219,861
New York 14.0%
New York, Albany Capital Resource Corp. Revenue, Medical Center Hospital Obligated Group, Series A, 5.25%, 5/1/2050	2,500,000	2,628,832
New York, Metropolitan Transportation Authority Revenue:
Series B, 5.0%, 11/15/2052	2,000,000	2,020,204
Series C-1, 5.25%, 11/15/2055	520,000	535,169
New York, State Dormitory Authority, Personal Income Tax Revenue, Series D, 5.0%, 2/15/2048	3,000,000	3,084,440
New York, State Housing Finance Agency Revenue, Liberty Street Realty LLC, Series A, 2.68% (b), 12/7/2025, LIQ: Freddie Mac, LOC: Freddie Mac	300,000	300,000
New York, State Transportation Development Corp. Revenue, JFK Millennium Partners LLC, Series A, AMT, 5.5%, 12/31/2060	2,190,000	2,238,687
New York, State Transportation Development Corp., Special Facilities Revenue, Delta Air Lines, Inc., LaGuardia Airport C&D Redevelopment:
Series A, AMT, 5.0%, 1/1/2031	450,000	464,251
AMT, 5.625%, 4/1/2040	1,290,000	1,355,634
New York, State Transportation Development Corp., Special Facilities Revenue, John F. Kennedy International Airport Project:
AMT, 5.375%, 6/30/2060	2,085,000	2,092,450
AMT, 6.0%, 6/30/2054	250,000	260,069
AMT, 6.0%, 6/30/2059	1,385,000	1,472,743
The accompanying notes are an integral part of the financial statements.

DWS Municipal Income Trust	|	21

	Principal Amount ($)	Value ($)
New York, State Transportation Development Corp., Special Facilities Revenue, Terminal 4 John F. Kennedy, International Project, AMT, 5.0%, 12/1/2041	265,000	275,196
New York, State Urban Development Corp. Revenue, Personal Income Tax, Series A, 4.0%, 3/15/2045	8,830,000	8,329,729
New York, State Urban Development Corp., Income Tax, Series A, 3.0%, 3/15/2050	2,000,000	1,480,857
New York, State Urban Development Corp., State Personal Income Tax Revenue, Series C, 3.0%, 3/15/2048	3,475,000	2,636,358
New York, Triborough Bridge & Tunnel Authority Revenue, MTA Bridges & Tunnels, Series A, 5.25%, 11/15/2055	4,000,000	4,278,546
New York City, NY, Housing Development Corp., Series C-1, 4.25%, 11/1/2052	3,000,000	2,879,362
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, Series DD-2, 2.85% (b), 12/1/2025, SPA: JPMorgan Chase Bank NA	400,000	400,000
New York City, NY, Transitional Finance Authority Revenue, Future Tax Secured:
Series A-4, 2.85% (b), 12/1/2025, SPA: Barclays Bank PLC	600,000	600,000
Series D, 4.25%, 5/1/2054	10,000,000	9,556,223
New York, NY, General Obligation:
Series A, 4.0%, 8/1/2040	3,500,000	3,493,372
Series B-1, 5.25%, 10/1/2047	500,000	524,679
Port Authority of New York & New Jersey, Series 242, AMT, 5.0%, 12/1/2053	1,000,000	1,017,887
		51,924,688
North Carolina 1.5%
North Carolina, State Education Assistance Authority Revenue, Series A, AMT, 5.0%, 6/1/2043	335,000	348,911
North Carolina, State Turnpike Authority, Triangle Expressway System, Series A, 5.0%, 1/1/2058, INS: AG	5,000,000	5,154,251
		5,503,162
North Dakota 0.1%
City of Grand Forks, ND, Altru Health System Obligated Group Revenue, Series A, 5.0%, 12/1/2053, INS: AG	265,000	271,158
Ohio 4.0%
Buckeye, OH, Tobacco Settlement Financing Authority, “2” , Series B-2, 5.0%, 6/1/2055	4,400,000	3,711,523
Columbus, OH, State Regional Airport Authority Revenue, Series A, AMT, 5.5%, 1/1/2050	4,435,000	4,715,178
Franklin County, OH, Trinity Health Corp., Obligated Group Revenue, Series A, 5.0%, 12/1/2047	2,950,000	2,970,354
The accompanying notes are an integral part of the financial statements.

22	|	DWS Municipal Income Trust

	Principal Amount ($)	Value ($)
Hamilton County, OH, Health Care Revenue, Life Enriching Communities Project, Series A, 5.75%, 1/1/2053	570,000	589,027
Ohio, Brunswick City School District, General Obligation, 4.125%, 12/1/2048, INS: BAM	2,500,000	2,429,177
Ohio, Port of Greater Cincinnati Development Authority Revenue, Series B, 5.0%, 12/1/2053	195,000	199,762
		14,615,021
Oklahoma 0.4%
Oklahoma, State Municipal Power Authority Revenue, Series A, 5.25%, 1/1/2056, INS: AG	1,500,000	1,599,198
Pennsylvania 7.3%
Adams County, PA, State General Authority, Brethren Home Community Obligated Group Revenue, Series 2024-A, 5.0%, 6/1/2059	3,750,000	3,541,392
Allegheny County, PA, Airport Authority Revenue, Series A, AMT, 5.5%, 1/1/2055, INS: AG	2,000,000	2,109,657
Allegheny County, PA, Hospital Development Authority, Allegheny Health Network Obligated Group, Series A, 5.0%, 4/1/2047	3,090,000	3,101,179
Pennsylvania, State Economic Development Financing Authority Revenue, UPMC Obligated Group, Series 2025-B, 5.0%, 3/15/2050	1,000,000	1,035,580
Pennsylvania, State Economic Development Financing Authority, The Penndot Major Bridges, AMT, 6.0%, 6/30/2061	3,500,000	3,715,117
Pennsylvania, State Higher Educational Facilities Authority Revenue, University of Pennsylvania Health System, 5.0%, 8/15/2049	5,000,000	5,120,378
Pennsylvania, State Turnpike Commission Revenue, Series A, 5.0%, 12/1/2044	4,665,000	4,832,843
Pennsylvania, Turnpike Commission Oil Franchise Tax Revenue, Series A, 3.0%, 12/1/2051	2,500,000	1,878,535
Philadelphia, PA, School District, Series B, 5.0%, 9/1/2043	1,500,000	1,536,327
		26,871,008
South Carolina 2.7%
Charleston County, SC, Airport District Revenue, Series A, AMT, 5.25%, 7/1/2049	785,000	821,630
South Carolina, State Ports Authority Revenue, Series B, AMT, 4.0%, 7/1/2059	6,000,000	5,194,879
South Carolina, State Public Service Authority Revenue, Series E, 5.25%, 12/1/2055	4,000,000	4,001,384
		10,017,893
The accompanying notes are an integral part of the financial statements.

DWS Municipal Income Trust	|	23

	Principal Amount ($)	Value ($)
South Dakota 0.2%
Lincoln County, SD, Economic Development Revenue, Augustana College Association Project, Series A, 4.0%, 8/1/2056	830,000	667,383
Tennessee 2.1%
Greeneville, TN, Health & Educational Facilities Board Hospital Revenue, Ballad Health Obligation Group:
Series A, 5.0%, 7/1/2036	1,040,000	1,076,531
Series A, 5.0%, 7/1/2044	1,600,000	1,615,714
Knox, TN, Health Educational & Housing Facility Board Revenue, Provident Group - UTK Properties LLC:
Series A-1, 5.5%, 7/1/2054, INS: BAM	955,000	1,010,141
Series A-1, 5.5%, 7/1/2059, INS: BAM	1,145,000	1,210,356
Nashville & Davidson County, TN, Metropolitan Government Health & Education Facilities Board Revenue, Blakeford At Green Hills Corp., Series A, 4.0%, 11/1/2055	1,650,000	1,305,254
Tennessee, State Energy Acquisition Corporation Revenue, Series A, 5.0% (a), 5/1/2052, GTY: Goldman Sachs Group, Inc.	1,350,000	1,455,897
		7,673,893
Texas 22.9%
Clifton, TX, Higher Education Finance Corp., Education Revenue:
Series A, 5.25%, 2/15/2045	250,000	265,562
Series A, 5.25%, 2/15/2049	750,000	786,299
Clifton, TX, Higher Education Finance Corp., Idea Public Schools, Series T, 4.0%, 8/15/2042	400,000	393,198
Conroe, TX, Independent School District, General Obligation, 4.0%, 2/15/2049	4,350,000	4,090,038
Dickinson, TX, Independent School District, 4.25%, 2/15/2053	2,500,000	2,410,281
Houston, TX, Airport System Revenue:
Series A, AMT, 4.5%, 7/1/2053, INS: AG	5,000,000	4,824,502
Series A, AMT, 5.0%, 7/1/2041	2,250,000	2,294,859
Houston, TX, Airport System Revenue, United Airlines, Inc., Series B, AMT, 5.5%, 7/15/2039	2,345,000	2,521,334
Judson, TX, Independent School District, General Obligation, 4.0%, 2/1/2053	5,000,000	4,595,933
Klein, TX, Klein Independent School District, 4.0%, 8/1/2047	3,500,000	3,299,486
Newark, TX, Higher Education Finance Corp., Texas Revenue, Abilene Christian University Project, Series A, 4.0%, 4/1/2057	2,050,000	1,725,598
The accompanying notes are an integral part of the financial statements.

24	|	DWS Municipal Income Trust

	Principal Amount ($)	Value ($)
North Texas, Tollway Authority Revenue:
5.0%, 1/1/2048	4,710,000	4,774,208
5.0%, 1/1/2050	1,435,000	1,452,773
San Antonio, TX, Education Facilities Corp. Revenue, University of the Incarnate Word Project:
Series A, 4.0%, 4/1/2046	1,520,000	1,257,728
Series A, 4.0%, 4/1/2051	3,000,000	2,385,410
San Antonio, TX, Education Facilities Corp., Higher Education Revenue, Hallmark University Project, Series A, 5.0%, 10/1/2051	1,000,000	786,694
Tarrant County, TX, Cultural Education Facilities Finance Corp. Revenue, Christus Health Obligated Group, Series B, 5.0%, 7/1/2048	5,000,000	5,069,616
Texas, EP Essential Housing WF PFC Revenue, 4.25%, 12/1/2034	1,435,000	1,452,231
Texas, Grand Parkway Transportation Corp. Revenue, Series C, 4.0%, 10/1/2045	3,465,000	3,265,983
Texas, Greater Texas Cultural Education Facilities Finance Corp. Revenue, Biomedical Research Institute:
Series A, 5.25%, 6/1/2049	2,500,000	2,384,649
Series A, 5.25%, 6/1/2054	2,500,000	2,312,955
Texas, Lower Colorado River Authority, LCRA Transmission Services Corp. Project:
5.0%, 5/15/2048	6,250,000	6,326,583
5.0%, 5/15/2055	3,500,000	3,604,693
Texas, Pasadena Independent School District, 4.25%, 2/15/2053	5,000,000	4,851,185
Texas, Private Activity Bond, Surface Transportation Corp. Revenue, North Tarrant Express, AMT, 5.5%, 12/31/2058	1,720,000	1,794,026
Texas, Regional Mobility Authority Revenue, Senior Lien, Series B, 4.0%, 1/1/2051	7,815,000	7,122,021
Texas, San Antonio Water System Revenue, Series A, 5.25%, 5/15/2052	2,645,000	2,821,279
Texas, State General Obligation:
2.95% (b), 12/7/2025, SPA: JPMorgan Chase Bank NA	495,000	495,000
Series A, AMT, 4.125%, 8/1/2044	3,000,000	2,904,220
Texas, State Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue, Series D, 6.25%, 12/15/2026, GTY: Merrill Lynch & Co.	775,000	789,301
Texas, State Water Development Board Revenue, State Water Implementation Revenue Fund, Series A, 4.0%, 10/15/2049	1,815,000	1,711,982
		84,769,627
The accompanying notes are an integral part of the financial statements.

DWS Municipal Income Trust	|	25

	Principal Amount ($)	Value ($)
Virginia 2.7%
Virginia, Small Business Financing Authority, Elizabeth River Crossings OPCO LLC Project, AMT, 4.0%, 1/1/2039	575,000	566,693
Virginia, Small Business Financing Authority, Private Activity Revenue, Transform 66 P3 Project:
AMT, 5.0%, 12/31/2047	2,900,000	2,841,174
AMT, 5.0%, 12/31/2049	735,000	718,300
AMT, 5.0%, 12/31/2052	3,775,000	3,671,548
Williamsburg, VA, Economic Development Authority Revenue, College of William & Mary Project, Series A, 4.125%, 7/1/2058, INS: AG	2,240,000	2,119,300
		9,917,015
Washington 2.9%
Port of Seattle, WA, Revenue Bonds:
Series A, AMT, 5.0%, 5/1/2043	1,935,000	1,946,634
Series B, AMT, 5.5%, 10/1/2050	4,000,000	4,272,397
Skagit County, WA, Public Hospital District No. 1 Revenue, 5.5%, 12/1/2054	455,000	468,969
Washington, State Higher Educational Facilities Authority, Gonzaga University Project, Series A, 3.0%, 4/1/2049	3,515,000	2,638,270
Washington, State Housing Finance Commission Municipal Certificates, Series A-1, 3.5%, 12/20/2035	572,406	556,189
Washington, State Housing Finance Commission, Horizon House Project, 144A, 5.0%, 1/1/2038	750,000	733,060
		10,615,519
West Virginia 1.3%
West Virginia, State Hospital Finance Authority, State University Health System Obligated Group:
Series A, 5.0%, 6/1/2042	2,015,000	2,039,771
Series A, 5.5%, 6/1/2050	2,500,000	2,679,714
		4,719,485
Wisconsin 3.5%
Wisconsin, Health Educational Facilities Authority, Covenant Communities, Inc. Project, Series B, 5.0%, 7/1/2053	1,000,000	856,960
Wisconsin, Public Finance Authority Revenue, Renown Regional Medical Center Obligated Group, Series A, 5.5%, 6/1/2055	2,000,000	2,112,954
Wisconsin, Public Finance Authority Revenue, SR 400 Peach Partners LLC, Series 2025, AMT, 6.5%, 6/30/2060	1,030,000	1,139,052
The accompanying notes are an integral part of the financial statements.

26	|	DWS Municipal Income Trust

	Principal Amount ($)	Value ($)
Wisconsin, Public Finance Authority, Eastern Michigan University, Series A-1, 5.625%, 7/1/2055, INS: BAM	1,230,000	1,298,772
Wisconsin, Public Finance Authority, Fargo-Moorhead Metropolitan Area Flood Risk Management Project, AMT, 4.0%, 9/30/2051	4,590,000	3,812,215
Wisconsin, State Housing & Economic Development Authority Home Ownership Revenue, Series A, 6.0%, 3/1/2054	3,220,000	3,527,095
		12,747,048
Puerto Rico 2.7%
Puerto Rico, General Obligation, Series A1, 4.0%, 7/1/2046	4,276,060	3,804,778
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue:
Series A-1, Zero Coupon, 7/1/2046	14,900,000	5,080,866
Series A-1, 4.75%, 7/1/2053	1,000,000	952,001
		9,837,645
Total Municipal Investments (Cost $544,121,961)		545,750,517
Underlying Municipal Bonds of Inverse Floaters (c) 5.7%
Pennsylvania 2.9%
Pennsylvania, Southeastern Pennsylvania Transportation Authority, 5.25%, 6/1/2047 (d)	10,000,000	10,565,872
Trust: Pennsylvania, Southeastern Pennsylvania Transportation Authority, Series 2022-XM1057, 144A, 11.13%, 6/1/2030, Leverage Factor at purchase date: 4 to 1
Texas 2.8%
Texas, New Braunfels Independent School District, General Obligation, Series B, 5.0%, 2/1/2045 (d)	10,000,000	10,489,504
Trust: Texas, New Braunfels Independent School District, General Obligation, Series 2022-XM1063, 144A, 10.19%, 2/1/2030, Leverage Factor at purchase date: 4 to 1
Total Underlying Municipal Bonds of Inverse Floaters (Cost $20,905,700)		21,055,376

	Shares	Value ($)
Open-End Investment Companies 0.0%
BlackRock Liquidity Funds MuniCash Portfolio, Institutional Shares, 2.61% (e) (Cost $34,727)	34,723	34,727

The accompanying notes are an integral part of the financial statements.

DWS Municipal Income Trust	|	27

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $565,062,388)	153.3	566,840,620
Floating Rate Notes (c)	(4.1)	(15,000,000)
Series 2020-1 VMTPS	(51.4)	(190,000,000)
Other Assets and Liabilities, Net	2.2	7,869,395
Net Assets Applicable to Common Shareholders	100.0	369,710,015

(a)
Variable or floating rate security. These securities are shown at their current rate as of
November 30, 2025. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables. Securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable.

(b)
Variable rate demand notes are securities whose interest rates are reset periodically
(usually daily mode or weekly mode) by remarketing agents based on current market levels, and are not directly set as a fixed spread to a reference rate. These securities may be redeemed at par by the holder through a put or tender feature, and are shown at their current rates as of November 30, 2025. Date shown reflects the earlier of demand date or stated maturity date.

(c)
Securities represent the underlying municipal obligations of inverse floating rate obligations held by the Fund. The Floating Rate Notes represents leverage to the Fund and is the amount owed to the floating rate note holders.

(d)
Security forms part of the below inverse floater. The Fund accounts for these inverse floaters as a form of secured borrowing, by reflecting the value of the underlying bond in the investments of the Fund and the amount owed to the floating rate note holder as a liability.

(e)	Current yield; not a coupon rate.

144A: Security exempt from registration under Rule 144A under the Securities Act of 1933.
These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AG: Assured Guaranty, Inc.
AMT: Subject to alternative minimum tax.
BAM: Build America Mutual
GTY: Guaranty Agreement
INS: Insured
LIQ: Liquidity Facility
LOC: Letter of Credit
NATL: National Public Finance Guarantee Corp.
Prerefunded: Bonds which are prerefunded are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

SPA: Standby Bond Purchase Agreement
The accompanying notes are an integral part of the financial statements.

28	|	DWS Municipal Income Trust

Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of November 30, 2025 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Municipal Investments (a)	$—	$566,805,893	$—	$566,805,893
Open-End Investment Companies	34,727	—	—	34,727
Total	$34,727	$566,805,893	$—	$566,840,620

(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.

DWS Municipal Income Trust	|	29

Statement of Assets and Liabilities
as of November 30, 2025

Assets
Investment in securities, at value (cost $565,062,388)	$566,840,620
Receivable for investments sold	827,191
Interest receivable	8,019,242
Other assets	5,475
Total assets	575,692,528
Liabilities
Payable for floating rate notes issued	15,000,000
Interest expense payable on preferred shares	628,458
Accrued management fee	257,426
Accrued Trustees' fees	4,109
Other accrued expenses and payables	92,520
Series 2020-1 VMTPS (liquidation value $190,000,000, see page 41 for more details)	190,000,000
Total liabilities	205,982,513
Net assets applicable to common shareholders, at value	$369,710,015
Net Assets Applicable to Common Shareholders Consist of
Distributable earnings (loss)	(34,771,569)
Paid-in capital	404,481,584
Net assets applicable to common shareholders, at value	$369,710,015
Net Asset Value
Net Asset Value per common share ($369,710,015 ÷ 39,172,838 outstanding shares of beneficial interest, $.01 par value, unlimited number of common shares authorized)	$9.44
The accompanying notes are an integral part of the financial statements.

30	|	DWS Municipal Income Trust

Statement of Operations
for the year ended November 30, 2025

Investment Income
Income:
Interest	$26,824,132
Expenses:
Management fee	3,078,983
Services to shareholders	27,502
Custodian fee	4,973
Professional fees	83,501
Reports to shareholders	48,209
Trustees' fees and expenses	15,189
Interest expense on Series 2020-1 VMTPS	7,783,972
Interest expense on floating rate notes issued	480,330
Stock Exchange listing fees	38,464
Other	67,665
Total expenses	11,628,788
Net investment income	15,195,344
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(4,168,753)
Payments by affiliates (see Note G)	123
(4,168,630)
Change in net unrealized appreciation (depreciation) on investments	(16,731,639)
Net gain (loss)	(20,900,269)
Net increase (decrease) in net assets resulting from operations	$(5,704,925)
The accompanying notes are an integral part of the financial statements.

DWS Municipal Income Trust	|	31

Statement of Cash Flows
for the year ended November 30, 2025

Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$(5,704,925)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of long-term investments	(149,539,847)
Net amortization of premium/(accretion of discount)	616,885
Proceeds from sales and maturities of long-term investments	165,694,839
(Increase) decrease in interest receivable	31,407
(Increase) decrease in other assets	3,747
(Increase) decrease in receivable for investments sold	(107,191)
Increase (decrease) in payable for investments purchased - when issued securities	(2,509,978)
Increase (decrease) in other accrued expenses and payables	(41,390)
Change in unrealized (appreciation) depreciation on investments	16,731,639
Net realized (gain) loss from investments	4,168,753
Cash provided by (used in) operating activities	$29,343,939
Cash Flows from Financing Activities
Distributions paid (net of reinvestment of distributions)	(29,343,939)
Cash provided by (used in) financing activities	(29,343,939)
Increase (decrease) in cash	—
Cash at beginning of period	—
Cash at end of period	$—
Supplemental disclosure
Interest expense paid on preferred shares	$(7,842,162)
Interest expense paid and fees on floating rate notes issued	$(480,330)
The accompanying notes are an integral part of the financial statements.

32	|	DWS Municipal Income Trust

Statements of Changes in Net Assets
	Years Ended November 30,
Increase (Decrease) in Net Assets	2025	2024
Operations:
Net investment income	$15,195,344	$13,901,642
Net realized gain (loss)	(4,168,630)	(3,268,741)
Change in net unrealized appreciation (depreciation)	(16,731,639)	23,943,481
Net increase (decrease) in net assets applicable to common shareholders	(5,704,925)	34,576,382
Distributions to common shareholders	(15,466,179)	(13,539,493)
Return of capital distributions to common shareholders	(13,819,570)	(10,179,662)
Total distributions	(29,285,749)	(23,719,155)
Increase (decrease) in net assets	(34,990,674)	10,857,227
Net assets at beginning of period applicable to common shareholders	404,700,689	393,843,462
Net assets at end of period applicable to common shareholders	$369,710,015	$404,700,689
Other Information:
Common shares outstanding at beginning of period	39,172,838	39,172,838
Common shares outstanding at end of period	39,172,838	39,172,838

The accompanying notes are an integral part of the financial statements.

DWS Municipal Income Trust	|	33

Financial Highlights
	Years Ended November 30,
	2025	2024	2023	2022	2021
Selected Per Share Data Applicable to Common Shareholders
Net asset value, beginning of period	$10.33	$10.05	$9.96	$12.70	$12.68
Income (loss) from investment operations:
Net investment income[a]	.39	.35	.33	.42	.47
Net realized and unrealized gain (loss)	(.53 )	.54	.06	(2.74)	.08
Total from investment operations	(.14 )	.89	.39	(2.32)	.55
Less distributions applicable to common shareholders from:
Net investment income	(.38 )	(.35 )	(.31 )	(.42 )	(.50 )
Net realized gains	(.02 )	—	—	—	(.03 )
Return of capital	(.35 )	(.26 )	—	—	—
Total distributions	(.75 )	(.61 )	(.31 )	(.42 )	(.53 )
Increase resulting from share repurchases[a]	—	—	.01	—	—
Net asset value, end of period	$9.44	$10.33	$10.05	$9.96	$12.70
Market price, end of period	$9.12	$10.06	$8.49	$8.93	$12.10
Total Return
Based on net asset value (%)[b]	(.91 )	9.45	4.68	(18.12)	4.75
Based on market price (%)[b]	(1.69)	26.19	(1.37)	(22.95)	11.60
Ratios to Average Net Assets Applicable to Common Shareholders and Supplemental Data
Net assets, end of period ($ millions)	370	405	394	394	502
Ratio of expenses (%) (including interest expense)[c,d]	3.14	3.28	3.64	2.11	1.47
Ratio of expenses (%) (excluding interest expense)[e]	.91	.93	.94	.91	.85
Ratio of net investment income (%)	4.11	3.45	3.34	3.87	3.72
Portfolio turnover rate (%)	26	33	47	55	19
Senior Securities
Preferred Shares information at period end, aggregate amount outstanding:
Series 2020-1 VMTPS ($ millions)	190	190	190	199	199
Asset coverage per share ($)[f]	147,292	156,500	153,643	149,005	176,182
Liquidation and market price per share ($)	50,000	50,000	50,000	50,000	50,000

[a]	Based on average common shares outstanding during the period.
The accompanying notes are an integral part of the financial statements.

34	|	DWS Municipal Income Trust

Financial Highlights  (continued)

[b]
Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market price reflects changes in market price.
Each figure assumes that dividend and capital gain distributions, if any, were reinvested.
These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.

[c]
Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities and interest paid to shareholders of
Series 2018 MTPS and Series 2020-1 VMTPS.

[d]
The ratio of expenses (based on net assets of common and Preferred Shares, including interest expense) was 2.08%, 2.23%, 2.42%, 1.44% and 1.06% for the years ended
November 30, 2025, 2024, 2023, 2022 and 2021, respectively.

[e]
The ratio of expenses after expense reductions (based on net assets of common and
Preferred Shares, excluding interest expense) was 0.60%, 0.63%, 0.63%, 0.62% and
0.61% for the years ended November 30, 2025, 2024, 2023, 2022 and
2021, respectively.

[f]	Asset coverage per share equals net assets of common shares plus the liquidation value of the Preferred Shares divided by the total number of Preferred Shares outstanding at the end of the period.
The accompanying notes are an integral part of the financial statements.

DWS Municipal Income Trust	|	35

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
DWS Municipal Income Trust (the “Fund” ) is registered under the Investment Company Act of 1940, as amended (the “1940 Act” ), as a closed-end, diversified management investment company organized as a Massachusetts business trust.
On March 28, 2024, the Fund’s Board of Trustees approved the termination of the Fund, pursuant to which the Fund will make a liquidating distribution to shareholders no later than November 30, 2026. See note F. Fund Termination and Distribution Rate Increase.
The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP” ) which require the use of management estimates. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Operating Segment. In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07” ). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President and Chief Executive Officer acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole, and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy that is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net asset (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment

36	|	DWS Municipal Income Trust

assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets”  and results of operations and significant segment expenses are listed on the accompanying Statement of Operations.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor” ) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor’s Pricing Committee (the “Pricing Committee” ) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Municipal debt securities are valued at prices supplied by independent pricing services approved by the Pricing Committee, whose valuations are intended to reflect the mean between the bid and asked prices. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any

DWS Municipal Income Trust	|	37

contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.
Inverse Floaters. The Fund invests in inverse floaters. Inverse floaters are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in the short-term interest rate market. Inverse floaters are created by depositing a fixed-rate long-term municipal bond into a special purpose Tender Option Bond trust (the “TOB Trust” ). In turn the TOB Trust issues a short-term floating rate note and an inverse floater. The short-term floating rate note is issued in a face amount equal to some fraction of the underlying bond’s par amount and is sold to a third party, usually a tax-exempt money market fund. The Fund receives the proceeds from the sale of the short-term floating rate note and uses the cash proceeds to make additional investments. The short-term floating rate note represents leverage to the Fund. The Fund, as the holder of the inverse floater, has full exposure to any increase or decrease in the value of the underlying bond. The income stream from the underlying bond in the TOB Trust is divided between the floating rate note and the inverse floater. The inverse floater earns all of the interest from the underlying long-term fixed-rate bond less the amount of interest paid on the floating rate note and the expenses of the TOB Trust. The floating rate notes issued by the TOB Trust are valued at cost, which approximates fair value.
By holding the inverse floater, the Fund has the right to collapse the TOB Trust by causing the holders of the floating rate instrument to tender their notes at par and have the broker transfer the underlying bond to the Fund. The floating rate note holder can also elect to tender the note for redemption at par at each reset date. The Fund accounts for these transactions as a form of secured borrowing, by reflecting the value of the underlying bond in the investments of the Fund and the amount owed to the floating rate note holder as a liability under the caption “Payable for floating rate notes issued”  in the Statement of Assets and Liabilities. Income earned on the underlying bond is included in interest income, and interest paid on the floaters and the expenses of the TOB Trust are included in “Interest expense on floating rate notes issued”  in the

38	|	DWS Municipal Income Trust

Statement of Operations. For the year ended November 30, 2025, interest expense related to floaters amounted to $480,330. The weighted average outstanding daily balance of the floating rate notes issued during the year ended November 30, 2025 was $15,000,000, with a weighted average interest rate of 3.20%.
The Fund may enter into shortfall and forbearance agreements by which the Fund agrees to reimburse the TOB Trust, in certain circumstances, for the difference between the liquidation value of the underlying bond held by the TOB Trust and the liquidation value of the floating rate notes plus any shortfalls in interest cash flows. This could potentially expose the Fund to losses in excess of the value of the Fund’s inverse floater investments. In addition, when interest rates increase, the interest payment to the inverse floater will generally decrease and the value of inverse floaters may decrease significantly. The market for inverse floaters may be more volatile and less liquid than other municipal bonds of comparable maturity. The TOB Trust could be terminated outside of the Fund’s control, resulting in a reduction of leverage and disposal of portfolio investments at inopportune times and prices. Investments in inverse floaters generally involve greater risk than in an investment in fixed-rate bonds.
When-Issued and Delayed-Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations.
Certain risks may arise upon entering into when-issued and delayed-delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.
Tax Information.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.
At November 30, 2025, the Fund had net tax basis capital loss carryforwards of $40,947,702, including short-term losses ($13,127,421) and long-term losses ($27,820,281), which may be applied against realized net taxable capital gains indefinitely or until the liquidation of the Fund.

DWS Municipal Income Trust	|	39

The Fund files tax returns with the Internal Revenue Service, the State of New York, and various other states. Each of the tax years in the four-year period ended November 30, 2025, remains subject to examination by taxing authorities.
Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. In the event the Fund distributes more than its net investment income during any monthly period, such distributions may also include a return of capital. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At November 30, 2025, the Fund’s components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$1,697,714
Capital loss carryforwards	$(40,947,702)
Net unrealized appreciation (depreciation) on investments	$4,478,419
At November 30, 2025, the aggregate cost of investments for federal income tax purposes was $562,362,201. The net unrealized appreciation for all investments based on tax cost was $4,478,419. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $22,441,829 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $17,963,410.

40	|	DWS Municipal Income Trust

In addition, the tax character of distributions paid to common shareholders by the Fund is summarized as follows:
	Years Ended November 30,
	2025	2024
Distributions from tax-exempt income	$14,643,797	$13,539,493
Distributions from ordinary income*	$822,382	$—
Return of capital distributions	$13,819,570	$10,179,662

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Preferred Shares. At November 30, 2025, the Fund had issued and outstanding 3,800 Variable Rate MuniFund Term Preferred Shares, Series 2020-1 (“Series 2020-1 VMTPS” ) with an aggregate liquidation preference of $190,000,000 ($50,000 per share). The Fund originally issued 3,975 shares of Series 2020-1 VMTPS with an aggregate liquidation preference of $198,750,000 on November 10, 2020. The shares were issued in a private offering with a stated maturity of November 10, 2049 and an early term redemption date (the “Early Term Redemption Date” ) of six months following a rate period termination date (the “Rate Period Termination Date” ), which Rate Period Termination Date was initially set at 36 months from the date of original issuance. On November 2, 2023, the Fund redeemed 175 shares of Series 2020-1 VMTPS with an aggregate liquidation preference of $8,750,000. Subsequently, on November 10, 2023, the Fund extended the Series 2020-1 VMTPS Rate Period Termination Date and Early Term Redemption Date to November 10, 2026 and May 10, 2027, respectively. In addition, effective November 16, 2023, the spread component of the Series 2020-1 VMTPS dividend rate was increased by 0.07%.
Subject to an election by the holder(s) of the Series 2020-1 VMTPS to retain the Series 2020-1 VMTPS, the Series 2020-1 VMTPS are subject to mandatory tender beginning twenty business days prior to the Early Term Redemption Date, during which time such shares may be remarketed. At its option, the Fund may redeem in whole or in part the Series 2020-1 VMTPS from time to time at a redemption price equal to the liquidation preference of the Series 2020-1 VMTPS to be redeemed and all accumulated but unpaid dividends thereon to, but excluding, the redemption date, plus an optional redemption premium if such optional redemption occurs prior to November 10, 2025. The dividend rate for Series 2020-1 VMTPS is set weekly at a spread (dependent on the then current ratings of the Series 2020-1 VMTPS) over the Securities Industry and Financial Markets Association (“SIFMA” ) Municipal Swap Index. The average annualized dividend rate on the Series 2020-1 VMTPS for the period December 1, 2024 through November 30, 2025 was 4.10%. In the Fund’s Statement of Assets and Liabilities, the Series 2020-1 VMTPS’

DWS Municipal Income Trust	|	41

aggregate liquidation preference is shown as a liability since the Series 2020-1 VMTPS have a stated mandatory redemption date. Dividends paid on the Series 2020-1 VMTPS are treated as interest expense and recorded as incurred. For the period December 1, 2024 through November 30, 2025, interest expense related to Series 2020-1 VMTPS amounted to $7,783,972. Costs directly related to the issuance of Series 2020-1 VMTPS were deferred and amortized over 36 months based on the initial Rate Period Termination Date. The Series 2020-1 VMTPS are senior in priority to the Fund’s outstanding common shares as to payments of dividends and distributions upon liquidation.
Under the terms of a purchase agreement between the Fund and the initial purchaser of the Series 2020-1 VMTPS, the Fund is subject to various investment restrictions, coverage ratios and covenants. These restrictions are, in certain respects, more restrictive than those to which the Fund is otherwise subject in accordance with its investment objective and policies. Such restrictions may limit the investment flexibility that might otherwise be pursued by the Fund if the Series 2020-1 VMTPS were not outstanding. In addition, the Fund is subject to certain restrictions on its investments imposed by guidelines of the rating agency that rates the Series 2020-1 VMTPS, which guidelines may be changed by the rating agency, in its sole discretion, from time to time. These guidelines may be more stringent than requirements imposed on the Fund by the 1940 Act or its policies. Moreover, the Fund is required to maintain various asset coverage ratios with respect to the Series 2020-1 VMTPS in accordance with the purchase agreement, the statement governing the 2020-1 VMTPS and the 1940 Act.
The 1940 Act requires that the preferred shareholders of the Fund, voting as a separate class, have the right to: a) elect at least two trustees at all times, and b) elect a majority of the trustees at any time when dividends on the preferred shares are unpaid for two full years. Unless otherwise required by law or under the terms of the preferred shares, each preferred share is entitled to one vote and preferred shareholders will vote together with common shareholders as a single class.
Leverage involves risks and special considerations for the Fund’s common shareholders, including the likelihood of greater volatility of net asset value and market price of, and dividends on, the Fund’s common shares than a comparable portfolio without leverage; the risk that fluctuations in the Fund’s preferred stock dividend rates or interest rates will reduce the return to common shareholders; and the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Fund’s common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Fund’s common shares. Changes in the value of the Fund’s portfolio will be borne entirely

42	|	DWS Municipal Income Trust

by the common shareholders. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, leverage will decrease (or increase) the net asset value per share to a greater extent than if leverage were not used. It is also possible that the Fund will be required to sell assets at a time when it would otherwise not do so, possibly at a loss, in order to redeem preferred shares to comply with asset coverage or other restrictions imposed under the terms of the preferred shares. There is no assurance that the Fund’s leveraging strategy will be successful. The Fund currently expects to redeem all of its outstanding Series 2020-1 VMTPS on or prior to the termination date of the Fund.
Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position at the Fund’s custodian bank at November 30, 2025.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.
B.
Purchases and Sales of Securities
During the year ended November 30, 2025, purchases and sales of investment securities (excluding short-term investments) aggregated $149,539,847 and $165,694,839, respectively.
C.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA”  or the “Advisor” ), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group” ), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the

DWS Municipal Income Trust	|	43

Investment Management Agreement. The management fee payable under the Investment Management Agreement is equal to an annual rate of 0.55% of the Fund’s average weekly net assets, computed and accrued daily and payable monthly. Average weekly net assets, for purposes of determining the management fee, means the average weekly value of the total assets of the Fund, minus the sum of accrued liabilities of the Fund (other than the liquidation value of the Series 2020-1 VMTPS).
Service Provider Fees. DWS Service Company (“DSC“), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C” ), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder servicing fee it receives from the Fund. For the year ended November 30, 2025, the amounts charged to the Fund by DSC aggregated $19,962, of which $3,318 is unpaid.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended November 30, 2025, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders”  aggregated $890, of which $530 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Transactions with Affiliates. The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers or common trustees. During the year ended November 30, 2025, the Fund engaged in securities purchases of $35,085,000 and securities sales of $31,355,000 with a net gain (loss) on securities sales of $0, with affiliated funds in compliance with Rule 17a-7 under the 1940 Act.
D.
Concentration of Ownership
From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At November 30, 2025, there was one shareholder account that held approximately 25% of the outstanding shares of the Fund.
E.
Share Repurchases
Prior to November 30, 2024, the Fund’s Board of Trustees authorized the Fund to effect periodic repurchases of its outstanding shares in the open market from time to time when the Fund’s shares traded at a discount to

44	|	DWS Municipal Income Trust

their net asset value. During the years ended November 30, 2024, and November 30, 2025, respectively, the Fund did not repurchase any shares.
On September 22, 2023, the Fund announced that the Fund’s Board of Trustees had extended the Fund’s existing open market share repurchase program for an additional 12-month period. The Fund was authorized to continue to purchase outstanding shares of common stock in open-market transactions over the period from December 1, 2023 until November 30, 2024, when the Fund’s shares traded at a discount to net asset value. Since November 30, 2024, no further repurchase programs have been authorized.
F.
Fund Termination and Distribution Rate Increase
On March 28, 2024, the Fund’s Board of Trustees approved the termination of the Fund, pursuant to which the Fund will make a liquidating distribution to shareholders no later than November 30, 2026. The Fund also announced that it was increasing its monthly distribution rate to an annualized distribution rate of at least 7% based on the Fund’s net asset value per share as of the then current distribution declaration date. The distribution rate increase was implemented starting with the monthly dividend announced on April 8, 2024. The annualized distribution rate target of at least 7% will remain in effect until the termination of the Fund; provided that under certain limited circumstances, the monthly distribution amount may be reduced below the annualized distribution rate target of at least 7%.
G.
Payments by Affiliates
During the year ended November 30, 2025, the Advisor agreed to reimburse the Fund $123 for losses incurred on trades executed incorrectly. The amount reimbursed was less than 0.01% of the Fund’s average net assets, thus having no impact on the Fund’s total return.

DWS Municipal Income Trust	|	45

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of DWS Municipal Income Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Municipal Income Trust (the “Fund” ), including the investment portfolio, as of November 30, 2025, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements” ). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at November 30, 2025, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB” ) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

46	|	DWS Municipal Income Trust

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2025, by correspondence with the custodian, brokers, and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
January 22, 2026

DWS Municipal Income Trust	|	47

Tax Information (Unaudited)
Of the dividends paid from net investment income for the taxable year ended November 30, 2025, 100% are designated as exempt interest dividends for federal income tax purposes.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

48	|	DWS Municipal Income Trust

Shareholder Meeting Results(Unaudited)
The Annual Meeting of Shareholders (the “Meeting” ) of DWS Municipal Income Trust (the “Fund") was held on September 19, 2025. At the close of business on August 1, 2025, the record date for the determination of shareholders entitled to vote at the Meeting, there were issued and outstanding 39,172,837.98 common shares and 3,800 preferred shares, each share being entitled to one vote, constituting all of the Fund’s outstanding voting securities. At the Meeting, the holders of 32,623,607 common and preferred shares were represented in person or by proxy, constituting a quorum. The following matter was voted upon by the shareholders of the Fund.
1.
To elect the following three individuals as Trustees of the Fund.
All of the nominees received a sufficient number of votes to be elected.
(the resulting votes are presented below):
Class II Trustee — elected by Common and Preferred Shareholders voting together
	Number of Votes:
	For	Withheld
Catherine Schrand	27,689,989	4,933,618
Trustees — elected by Preferred Shareholders only
	Number of Votes:
	For	Withheld
Chad D. Perry	3,800	0
Keith R. Fox	3,800	0
Jennifer Conrad, Mary Schmid Daugherty, and Rebecca W. Rimel are each a Class I or Class III Trustee whose term of office continued after the Meeting.

DWS Municipal Income Trust	|	49

Dividend Reinvestment and Cash Purchase Plan
The Board of Trustees of the Fund has established a Dividend Reinvestment and Cash Purchase Plan (the “Plan” ) for shareholders that elect to have all dividends and distributions automatically reinvested in shares of the Fund (each a “Participant” ). SS&C GIDS, Inc. (the “Plan Agent” ) has been appointed by the Fund’s Board of Trustees to act as agent for each Participant.
A summary of the Plan is set forth below. Shareholders may obtain a copy of the entire Dividend Reinvestment and Cash Purchase Plan by visiting the Fund’s Web site at dws.com or by calling (800) 294-4366.
If you wish to participate in the Plan and your shares are held in your own name, contact DWS Service Company (the “Transfer Agent” ) at P.O. Box 219066, Kansas City, Missouri 64121-9066 or (800) 294-4366 for the appropriate form. Current shareholders may join the Plan by either enrolling their shares with the Transfer Agent or making an initial cash deposit of at least $250 with the Transfer Agent. First-time investors in the Fund may join the Plan by making an initial cash deposit of at least $250 with the Transfer Agent. Initial cash deposits will be invested within approximately 30 days. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee in whose name your shares are held to determine whether and how you may participate in the Plan.
The Transfer Agent will establish a Dividend Investment Account (the “Account” ) for each Participant in the Plan. The Transfer Agent will credit to the Account of each Participant any cash dividends and capital gains distributions (collectively, “Distributions” ) paid on shares of the Fund (the “Shares” ) and any voluntary cash contributions made pursuant to the Plan. Shares in a Participant’s Account are transferable upon proper written instructions to the Transfer Agent.
If, on the valuation date for a Distribution, Shares are trading at a discount from net asset value per Share, the Plan Agent shall apply the amount of such Distribution payable to a Participant (less a Participant’s pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of such Distribution) to the purchase on the open market of Shares for a Participant’s Account. If, on the valuation date for a Distribution, Shares are trading at a premium over net asset value per Share, the Fund will issue on the payment date, Shares valued at net asset value per Share on the valuation date to the Transfer Agent in the aggregate amount of the funds credited to a Participant’s Account. The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the

50	|	DWS Municipal Income Trust

Shares on the valuation date if the net asset value per Share of the Shares on the valuation date is less than 95% of the fair market value of the Shares on the valuation date. The valuation date will be the payment date for Distributions. Open-market purchases will be made on or shortly after the valuation date for Distributions, and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law.
A Participant may from time to time make voluntary cash contributions to his or her Account in a minimum amount of $100 in any month (with a $36,000 annual limit) for the purchase on the open market of Shares for the Participant’s Account. Such voluntary contributions will be invested by the Plan Agent on or shortly after the 15th of each month and in no event more than 30 days after such dates, except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law. Voluntary cash contributions received from a Participant on or prior to the fifth day preceding the 15th of each month will be applied by the Plan Agent to the purchase of additional Shares as of that investment date. No interest will be paid on voluntary cash contributions held until investment. Consequently, Participants are strongly urged to ensure that their payments are received by the Transfer Agent on or prior to the fifth day preceding the 15th of any month. Voluntary cash contributions should be made in U.S. dollars and be sent by first-class mail, postage prepaid only to the following address (deliveries to any other address do not constitute valid delivery):
DWS Municipal Income Trust
Dividend Reinvestment and Cash Purchase Plan
c/o DWS Service Company
P.O. Box 219066
Kansas City, MO 64121-9066
(800) 294-4366
Participants may withdraw their entire voluntary cash contribution by written notice received by the Transfer Agent not less than 48 hours before such payment is to be invested.
The cost of Shares acquired for each Participant’s Account in connection with the Plan shall be determined by the average cost per Share, including brokerage commissions, of the Shares acquired. There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to open market purchases.
The reinvestment of Distributions does not relieve the Participant of any tax that many be payable on the Distributions. The Transfer Agent will

DWS Municipal Income Trust	|	51

report to each Participant the taxable amount of Distributions credited to his or her Account. Participants will be treated for federal income tax purposes as receiving the amount of the Distributions made by the Fund, which amount generally will be either equal to the amount of the cash distribution the Participant would have received if the Participant had elected to receive cash or, for Shares issued by the Fund, the fair market value of the Shares issued to the Participant.
The Fund may amend the Plan at any time or times but, only by mailing to each Participant appropriate written notice at least 90 days prior to the effective date thereof except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority in which case such amendment shall be effective as soon as practicable. The Plan also may be terminated by the Fund.
Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. A notice of withdrawal will be effective immediately following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten calendar days prior to the record date for the Distribution; otherwise such withdrawal will be effective after the investment of the current Distribution. When a Participant withdraws from the Plan, or when the Plan is terminated by the Fund, the Participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or, if a Participant so desires, the Transfer Agent will notify the Plan Agent to sell his or her Shares in the Plan and send the proceeds to the Participant, less brokerage commissions.
All correspondence and inquiries concerning the Plan, and requests for additional information about the Plan, should be directed to DWS Service Company at P.O. Box 219066, Kansas City, Missouri 64121-9066 or (800) 294-4366.

52	|	DWS Municipal Income Trust

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board”  or “Trustees” ) approved the renewal of DWS Municipal Income Trust’s (the “Fund” ) investment management agreement (the “Agreement” ) with DWS Investment Management Americas, Inc. (“DIMA” ) in September 2025.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees” ).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel, including materials containing information on the Fund’s performance, fees and expenses, profitability, economies of scale and fall-out benefits.
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s transfer agency agreement and certain other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group” ). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. DWS Group is majority-owned by Deutsche Bank AG, with approximately 20% of its shares publicly traded.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.

DWS Municipal Income Trust	|	53

While shareholders may focus primarily on fund performance and fees, the Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services and administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar” ), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review”  (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2024, the Fund’s net asset value performance was in the 3rd quartile, 3rd quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2024.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge” ) regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund were lower than the median and in the 1st quartile of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2024). The Board noted that the Fund’s total (net) operating expenses based on managed assets were expected to be higher than the median but in the

54	|	DWS Municipal Income Trust

3rd quartile of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2024). The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds” ) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds” ) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was in line with the overall profitability levels of most comparable firms for which such data was available.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out”  benefits received by DIMA and its affiliates, including any fees received by an affiliate of DIMA for transfer agency services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the

DWS Municipal Income Trust	|	55

incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters; and (iii) ongoing efforts to enhance the compliance program.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above and individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present.

56	|	DWS Municipal Income Trust

Investment Objective, Investment Policies and Principal Risks
Investment Objective
The Fund’s investment objective is to provide a high level of current income exempt from federal income tax.
Investment Policies
As a fundamental policy, under normal circumstances, at least 80% of the Fund’s net assets, plus the amount of any borrowings for investment purposes, will be invested in municipal securities. Accordingly, the Fund would not ordinarily be a suitable investment for tax-exempt retirement plans or other investors unable to benefit from tax-exempt income.
The Fund principally invests in investment grade tax-exempt municipal securities or unrated municipal securities determined by the Fund’s Advisor to be of comparable quality and may invest up to 20% of its total assets in high-yield municipal securities that are below investment grade or unrated municipal securities determined by the Advisor to be of comparable quality; provided that the Fund may invest no more than 5% of its total assets in high-yield municipal securities that are rated below B- by S&P or Fitch or B by Moody’s or unrated municipal securities determined by the Advisor to be of comparable quality to such below B- or B rated municipal securities. The Fund may not invest more than 20% of its net assets in unrated municipal securities. Portfolio management may also consider financially material environmental, social, and governance (ESG) factors. Such factors may include, but are not limited to, exposure to climate change risks, income levels and unemployment data, and an issuer’s governance structure and practices.
The Fund has not established any limit on the percentage of its portfolio that may be invested in municipal securities subject to the alternative minimum tax provisions of federal income tax law, and a substantial portion of the income produced by the Fund may be taxable under the alternative minimum tax. The Fund, therefore, may not be suitable for investors who are or may become subject to the alternative minimum tax. The suitability of the Fund for these investors will depend upon a comparison of the after-tax yield likely to be provided from the Fund with those of comparable investments not subject to the alternative minimum tax in light of each investor’s tax position.
The Fund intends to emphasize investments in municipal securities with long-term maturities, but the degree of such emphasis will depend upon market conditions existing at the time of investment. The Advisor expects that the Fund’s portfolio will be primarily invested in securities with

DWS Municipal Income Trust	|	57

maturities ranging from 10 to 30 years with an average weighted maturity of 20–25 years; however, the Fund may engage in hedging practices to the extent deemed appropriate by the Advisor to shorten the effective average weighted maturity of the portfolio.
The Fund has elected to be classified as a closed-end, diversified management investment company. A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.
During temporary defensive periods, the Fund may invest any percentage of its net assets in taxable temporary investments. The Fund will invest only in temporary investments which are U.S. government securities or securities rated within the two highest grades by Moody’s or S&P, and which mature within one year from the date of purchase.
Except as indicated above, the Fund’s investment objective and policies are not fundamental and may be changed without a vote of shareholders.
The Fund employs leverage through its issuance of preferred stock and its participation in tender option bond transactions. At November 30, 2025, the Fund had issued and outstanding 3,800 shares of Series 2020-1 VMTPS having an aggregate liquidation preference of $190,000,000.
Principal Risks
Interest Rate Risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the Fund’s debt securities, the more sensitive the Fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) When interest rates change, the values of longer-duration municipal bonds usually change more than the values of shorter-duration municipal bonds. Conversely, municipal bonds with shorter durations or maturities will be less volatile but may provide lower returns than municipal bonds with longer durations or maturities. Rising interest rates also may lengthen the duration of municipal bonds with call features, since exercise of the call becomes less likely as interest rates rise, which in turn will make the securities more sensitive to changes in interest rates and result in even steeper price declines in the event of further interest rate increases. Interest rates can change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates, and other factors. Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and potential illiquidity and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility.

58	|	DWS Municipal Income Trust

Rising interest rates could cause the value of the Fund’s investments — and therefore its share price as well — to decline. A rising interest rate environment may cause investors to move out of fixed-income securities and related markets on a large scale, which could adversely affect the price and liquidity of such securities.
Leveraging Risk. Leverage can result from the Fund’s issuance of preferred stock, participation in tender option bond transactions or permitted borrowings. Leverage involves risks and special considerations for the Fund’s common shareholders, including the likelihood of greater volatility of net asset value and market price of, and dividends on, the Fund’s common shares than a comparable portfolio without leverage; the risk that fluctuations in the Fund’s preferred stock dividend rates or interest rates will reduce the return to common shareholders; and the effect of leverage in a declining bond market, which is likely to cause a greater decline in the net asset value of the Fund’s common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Fund’s common shares. Changes in the value of the Fund’s portfolio will be borne entirely by the common shareholders. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, leverage will decrease (or increase) the net asset value per share to a greater extent than if leverage were not used. It is also possible that the Fund will be required to sell assets at a time when it would otherwise not do so, possibly at a loss, in order to redeem preferred shares to comply with asset coverage or other restrictions imposed under the terms of the preferred shares. There is no assurance that the Fund’s leveraging strategy will be successful. See also “Effects of Leverage”  below.
Tender Option Bonds Risk. As noted above, the Fund may leverage its assets through the use of proceeds received through tender option bond transactions. In a tender option bond transaction, the Fund transfers fixed-rate long-term municipal bonds into a special purpose entity (a “TOB Trust” ). A TOB Trust typically issues two classes of beneficial interests: short-term floating rate interests (“TOB Floaters” ), which are sold to third party investors, and residual inverse floating rate interests (“TOB Inverse Floater Residual Interests” ), which are generally held by the Fund. Tender option bond transactions are treated as derivatives by the Fund and are subject to the Fund’s policies and procedures with respect to derivatives. The Fund’s participation in tender option bond transactions may reduce the Fund’s returns or increase volatility. Tender option bond transactions create leverage.
Leverage magnifies returns, both positive and negative, and risk by magnifying the volatility of returns. An investment in TOB Inverse Floater Residual Interests will typically involve more risk than an investment in the underlying municipal bonds. The interest payment on TOB Inverse Floater

DWS Municipal Income Trust	|	59

Residual Interests generally will decrease when short-term interest rates increase. There are also risks associated with the tender option bond structure, which could result in terminating the trust. If a TOB Trust is terminated, the Fund must sell other assets to buy back the TOB Floaters, which could negatively impact performance. Events that could cause a termination of the TOB Trust include a deterioration in the financial condition of the liquidity provider, a deterioration in the credit quality of underlying municipal bonds, or a decrease in the value of the underlying bonds due to rising interest rates.
The Fund may invest in TOB Inverse Floater Residual Interests on a non-recourse or recourse basis. If the Fund invests in TOB Inverse Floater Residual Interests on a recourse basis, the Fund could suffer losses in excess of the value of the TOB Inverse Floater Residual Interests.
Credit Risk. The Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.
Because the issuers of high-yield debt securities, or junk bonds (debt securities rated below the fourth highest credit rating category), may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit risk for high-yield securities is greater than for higher-rated securities.
Because securities in default generally have missed one or more payments of interest and/or principal, an investment in such securities has an increased risk of loss. Issuers of securities in default have an increased likelihood of entering bankruptcy or beginning liquidation procedures which could impact the Fund’s ability to recoup its investment. Securities in default may be illiquid or trade in low volumes and thus may be difficult to value. See also “High-Yield Municipal Securities Risk”  below.
For securities that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases to insure securities. Because guarantors may insure many types of securities, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the Fund.
Focus Risk. To the extent that the Fund focuses on investments from a single state, region or sector of the municipal securities market, its performance can be more volatile than that of a fund that invests more broadly. As an example, factors affecting a state, region or sector such as

60	|	DWS Municipal Income Trust

severe fiscal difficulties, an economic downturn, court rulings, increased expenditures on domestic security or reduced monetary support from the federal government could over time impair a state, region or sector’s ability to repay its obligations.
Municipal Securities Risk. Municipal instruments may be susceptible to periods of economic stress, which could affect the market values and marketability of many or all municipal obligations of issuers in a state, US territory, or possession. The Fund could also be impacted by events in the municipal securities market, including the supply and demand for municipal securities. Negative events, such as severe fiscal difficulties, bankruptcy of one or more issuers, an economic downturn, unfavorable legislation, court rulings or political developments, or reduced monetary support from the federal government could hurt Fund performance. The municipal securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). Municipal securities may include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. The value of municipal securities is strongly influenced by the value of tax-exempt income to investors. Changes in tax and other laws, including changes to individual or corporate tax rates, could alter the attractiveness and overall demand for municipal securities. Municipal securities may also have exposure to potential physical risks resulting from climate change, including extreme weather, flooding and fires. Climate risks, if they materialize, can adversely impact a municipal issuer’s financial plans in current or future years or may impair a facility or other source generating revenues backing a municipal issuer’s revenue bonds. As a result, the impact of climate risks may adversely impact the value of the Fund’s shares.
High-Yield Municipal Securities Risk. The Fund may purchase municipal securities that are rated below investment-grade (junk bonds). High-yield debt securities are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities and/or result in increased portfolio turnover,

DWS Municipal Income Trust	|	61

which could result in a decline in net asset value of the Fund, reduce liquidity for certain investments and/or increase costs. High yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high-yield debt securities could increase liquidity risk for the Fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.
Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of debt securities or the stock market could also adversely affect the Fund by reducing the relative attractiveness of debt securities as an investment.
Market Disruption Risk. Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events, and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the Fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources, including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war and other armed conflicts, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the Fund and its investments. Adverse market conditions or disruptions could cause the Fund to lose money and encounter operational difficulties. Although multiple asset classes may be

62	|	DWS Municipal Income Trust

affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.
Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, among others, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the Fund’s investments. The extent and duration of any military or other armed conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.
Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the Fund and its investments.
In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies to engage in cyber-attacks or to take over the websites and/or social media accounts of companies, governmental entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the stock of a particular company, group of companies, industry or other class of assets.
Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “Principal Risks”  section and may increase volatility in one or more markets in which the Fund invests leading to the potential for greater losses for the Fund.
Security Selection Risk. The securities in the Fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of sectors, issuers, economic trends, ESG factors, the relative attractiveness of different securities or other matters.
Private Activity and Industrial Development Bond Risk. The payment of principal and interest on these bonds is generally dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of property financed as security for such payment.

DWS Municipal Income Trust	|	63

Liquidity and Secondary Market Risk. In certain situations, it may be difficult or impossible to sell an investment and/or the Fund may sell certain investments at a price or time that is not advantageous in order to meet cash needs, including in connection with the liquidation of the Fund’s portfolio in advance of the Fund’s termination on or about November 30, 2026. Unusual market conditions could increase liquidity risk for the Fund. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). This may affect only certain securities or an overall securities market. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Additionally, market participants, other than the Fund, may attempt to sell fixed income holdings at the same time as the Fund, which could cause downward pricing pressure and contribute to illiquidity.
At times, a substantial portion of the Fund’s assets may be invested in securities that are held by a relatively limited number of institutional investors, including the Fund and various accounts managed by the Advisor. Given the relatively limited number of holders of such securities, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the Advisor believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. In such circumstances, it may also be more difficult to determine the fair value of such securities.
The secondary market for some municipal securities (including inverse floaters and issues which are privately placed with the Fund) is less liquid than that for taxable debt obligations or other more widely traded municipal securities. No established resale market exists for certain of the municipal securities in which the Fund may invest. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Fund has no limitation on the amount of its assets which may be invested in securities which are not readily marketable or are subject to restrictions on resale. The risks associated with illiquidity are particularly acute in situations where the Fund’s operations require cash and may result in the Fund borrowing to meet short-term cash requirements.
Tax Risk. The value of the Fund’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities held by the Fund is normally not

64	|	DWS Municipal Income Trust

subject to regular federal income tax, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect the Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, the Fund is not a suitable investment for individual retirement accounts, for other tax-exempt or tax-advantaged accounts or for investors who are not sensitive to the federal income tax consequences of their investments.
Under highly unusual circumstances, the Internal Revenue Service (“IRS” ) may determine that a municipal bond issued as tax-exempt should in fact be taxable. Income from municipal bonds held by the Fund could also be declared taxable because of unfavorable changes in tax laws or noncompliant conduct of a securities issuer. In such circumstances, the Fund might have to distribute taxable ordinary income dividends or reclassify as taxable amounts previously distributed as exempt-interest dividends. In addition, the value of such bonds would likely fall, hurting Fund performance, and shareholders may be required to pay additional taxes. In addition, a portion of the Fund’s otherwise exempt-interest distributions may be determined to be taxable to those shareholders subject to the federal alternative minimum tax (“AMT” ).
For federal income tax purposes, distributions of ordinary taxable income (including any net short-term capital gain) will be taxable to shareholders as ordinary income (and are not expected to be eligible for favorable taxation as “qualified dividend income” ), and capital gain dividends will be taxed at long-term capital gain rates. In certain circumstances, the Fund will make additional distributions to holders of Series 2020-1 VMTPS to offset the federal income tax effects of a taxable distribution.
Prepayment and Extension Risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the Fund’s assets tied up in lower interest debt obligations. Ultimately, any changes or unexpected behavior in interest rates could increase the volatility of the Fund’s share price and yield and could hurt Fund performance. Prepayments could also create taxable income or capital gains for the Fund in some instances.
Valuation Risk. If market conditions make it difficult to value some investments, the Fund may value these investments using more

DWS Municipal Income Trust	|	65

subjective methods and the value determined for an investment may be materially different from the value realized upon such investment’s sale.
When-Issued and Delayed-Delivery Securities Risk. The Fund may purchase or sell a security at a future date for a predetermined price. The market value of the securities may change before delivery.
Derivatives Risk. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Risks associated with derivatives include the risk that the derivative is not well correlated with the underlying asset, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation, which risk may be heightened in derivative transactions entered into “over-the-counter”  (i.e., not on an exchange or contract market); and the risk that the derivative transaction could expose the Fund to the effects of leverage, including any leverage that may arise as a result of the use of tender option bond transactions, which could increase the Fund’s exposure to the market and magnify potential losses.
There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the Fund. The use of derivatives by the Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.
Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing

66	|	DWS Municipal Income Trust

potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Swaps typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund’s performance. Depending on how they are used, swaps may increase or decrease the overall volatility of the Fund’s investments and its share price and yield. The Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a counterparty. In addition, if the counterparty’s creditworthiness declines, the value of a swap will likely decline, potentially resulting in losses for the Fund. The Fund may also suffer losses if it is unable to terminate outstanding swaps (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap with the same party or similarly creditworthy party).
Counterparty Risk. A financial institution or other counterparty with whom the Fund does business, or that underwrites, distributes or guarantees any investments or contracts that the Fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the Fund or could delay the return or delivery of collateral or other assets to the Fund.
Insurance Risk. The Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline and the insurance may not add any value. Assuming that the insurer remains creditworthy, the insurance feature of a municipal security guarantees the full payment of principal and interest when due through the life of an insured obligation. Such insurance does not guarantee the market value of the insured obligation.
Operational and Technology Risk. Cyber-attacks, disruptions or failures that affect the Fund’s service providers or counterparties, issuers of securities held by the Fund, or other market participants may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations. For example, the Fund’s or its service providers’ assets or sensitive or confidential information may be

DWS Municipal Income Trust	|	67

misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential Fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the Fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the Fund’s operations. While the Fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as Fund counterparties, issuers of securities held by the Fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the Fund’s service providers could impact the ability to conduct the Fund’s operations. In addition, the Fund cannot directly control any cybersecurity plans and systems put in place by its service providers, Fund counterparties, issuers of securities held by the Fund or other market participants.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the Fund’s service providers or counterparties, issuers of securities held by the Fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Cyber-attacks, disruptions, or failures may adversely affect the Fund and its shareholders or cause reputational damage and subject the Fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, cyber-attacks, disruptions, or failures involving a Fund counterparty could affect such counterparty’s ability to meet its obligations to the Fund, which may result in losses to the Fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the Fund, which could have material adverse consequences for such issuers, and may cause the Fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market,

68	|	DWS Municipal Income Trust

which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
Effects of Leverage

As described above, the Fund employs leverage through its issuance of preferred stock (the Series 2020-1 VMTPS) and its participation in tender option bond (TOB) transactions. The table below is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage through the use of senior securities (such as the Fund’s Series 2020-1 VMTPS), as that term is defined under Section 18 of the 1940 Act, as well as certain other forms of leverage (such as the Fund’s participation in TOB transactions) on common share total return.
The table below assumes (i) leverage in the form of the Series 2020-1 VMTPS and investments in TOB Inverse Floater Residual Interests in the amounts outstanding as of November 30, 2025 as a percentage of total managed assets (including assets attributable to such leverage); and (ii) leverage expense in an amount equal to the average annual dividend rate of the Series 2020-1 VMTPS and the average annual interest rate payable with respect to TOB Floaters during the fiscal year ended November 30, 2025. These leverage amounts are as follows:
(i) Assumed leverage as a percentage of total managed assets (including assets attributable to such leverage): 35.61%.
(ii) Assumed annual effective leverage expense rate payable by the Fund on leverage: 4.03%.
Based on these assumptions, the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover assumed leverage costs is 1.54%. The table does not reflect offering costs of preferred shares.
As noted above, the following table is furnished pursuant to SEC requirements, which require the assumed portfolio returns set forth below. The costs of leverage may vary frequently and may be significantly higher or lower than the estimated rates. The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below.

Assumed Return on Portfolio (Net of Expenses)	–10.00%	–5.00%	0.00%	5.00%	10.00%
Corresponding Return to Common Shareholders	–18.82%	–10.53%	–2.24%	6.06%	14.35%

DWS Municipal Income Trust	|	69

The table reflects the hypothetical performance of the Fund’s portfolio, not the performance of common shares. Common share total return is composed of two elements: (i) the distributions paid by the Fund to holders of common shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any other forms of leverage outstanding); and (ii) realized and unrealized gains or losses on the value of the securities and other instruments the Fund owns. As the table shows, leverage generally increases the return to common shareholders when portfolio return is positive or greater than the costs of leverage and decreases return when the portfolio return is negative or less than the costs of leverage.

70	|	DWS Municipal Income Trust

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston,
MA 02199-3600. The Board is divided into three classes of Board Members, Class I, Class II and Class III. At each annual meeting of shareholders of the Trust, the class of Board Members elected at such meeting is elected to hold office until the annual meeting held in the third succeeding year and until the election and qualification of such Board Member’s successor, if any, or until such Board Member sooner dies, resigns, retires or is removed. In addition, at each annual meeting of shareholders of the Trust, two Board Members are elected by the holders of Preferred Shares, voting as a separate class (“Preferred Class” ), to serve until the next annual meeting and until the election and qualification of such Board Member’s successor, if any, or until such Board Member sooner dies, resigns, retires or is removed.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) overseen by each Board Member that are advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Class I Board Members were last elected in 2024 and will serve until the 2027 Annual Meeting of Shareholders or until the termination of the fund. Class II Board Members were last elected in 2025 and will serve until the 2028 Annual Meeting of Shareholders or until the termination of the fund. Class III Board Members were last elected in 2023 and will serve until the 2026 Annual Meeting of Shareholders or until the termination of the fund. Preferred Class Board Members were last elected in 2025 and will serve until the 2026 Annual Meeting of Shareholders or until the termination of the fund.

DWS Municipal Income Trust	|	71

Independent Board Members

Name, Year of Birth, Position with the Trust and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Preferred Class Chairperson since 2017, and Board Member since 1996	Former Managing General Partner, Exeter Capital Partners (a series of private investment funds) (1986–2023); Former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds); Progressive International Corporation (kitchen goods designer and distributor)	66	—
Jennifer S. Conrad (1959) Class I Board Member since 2024	Emerita Professor of Finance, Kenan-Flagler Business School, University of North Carolina at Chapel Hill (Since 2025); Formerly, Dalton McMichael, Sr., Distinguished Professor of Finance (2003–2025) and Interim Dean (2022–2023), Kenan-Flagler Business School, University of North Carolina at Chapel Hill; and Director of the Four Corners Center for Research on Index Investments (2021–2023)	66	—
Mary Schmid Daugherty, NACD.DC, PHD, CFA (1958) Class I Board Member since 2023	Senior Fellow in Applied Finance, Department of Finance, Opus College of Business at the University of St. Thomas (1987–present); Directorships: The Meritex Company (real estate investment and management company) (2017–present); The Hardenbergh Foundation (2021–present) and Warners’ Stellian (appliance company) (2024–present); Former Directorships: Driessen Water, Inc. (2016–2023); Mairs & Power Funds Trust (mutual funds) (2010–2022); and Crescent Electric Supply Company (2010–2019)	66	—
Chad D. Perry (1972) Preferred Class Board Member since 2021	Private Investor; Formerly: Executive Vice President, General Counsel and Secretary, RLJ Lodging Trust[2] (2023–2025); Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (2011–2023); Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	66	Director, Great Elm Capital Corp. (business development company) (since 2022)

72	|	DWS Municipal Income Trust

Name, Year of Birth, Position with the Trust and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Rebecca W. Rimel (1951) Class III Board Member since 1995
Directorships: Washington College (since July
2023); Formerly: President, Chief Executive
Officer and Director (1994–2020) and Senior
Advisor (2020–2021), The Pew Charitable
Trusts (charitable organization); Executive Vice
President, The Glenmede Trust Company
(investment trust and wealth management)
(1983–2004); Board Member, Investor
Education (charitable organization)
(2004–2005); Former Directorships: Trustee,
Executive Committee, Philadelphia Chamber
of Commerce (2001–2007); Director, Viasys
Health Care[2] (January 2007–June 2007);
Trustee, Thomas Jefferson Foundation
(charitable organization) (1994–2012);
Director, BioTelemetry Inc.[2] (acquired by
Royal Philips in 2021) (healthcare)
(2009–2021); Director, Becton Dickinson and
Company[2] (medical technology
company) (2012–2022)
		66	Director, The Bridgespan Group (nonprofit organization) (since October 2020)
Catherine Schrand (1964) Class II Board Member since 2021	Celia Z. Moh Professor of Accounting (2016–present) and Professor of Accounting (1994–present), The Wharton School, University of Pennsylvania; and Member of the Financial Economists Roundtable (2014–present), Member of its Steering Committee (2022–present) and Member of Executive Committee (2024–present). Directorships: Advisory Board Member, the Jacobs Levy Center, The Wharton School, University of Pennsylvania (since 2023); Former positions: Vice Dean, Wharton Doctoral Programs, The Wharton School, University of Pennsylvania (2016–2019)	66	—

DWS Municipal Income Trust	|	73

Officers3

Name, Year of Birth, Position with the Trust and Length of Time Served[4]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[5] (1974) President and Chief Executive Officer, 2017–present
Managing Director, DWS; CEO of the Americas (since 2024),
DWS; Head of Product Americas, DWS (2021–present);
Head of Fund Administration and Head of U.S. Mutual Funds,
DWS (2017–present); Vice President, DWS Service
Company (2018–present); President and Chief Executive
Officer, The European Equity Fund, Inc., The New Germany
Fund, Inc. and The Central and Eastern Europe Fund, Inc.
(2017–present); Vice President, DWS Investment
Management Americas, Inc. (2023–present); formerly: Vice
President for the Deutsche funds (2016–2017); Assistant
Secretary for the DWS funds (2013–2019); Secretary, DWS
USA Corporation (2018–2023); Assistant Secretary, DWS
Investment Management Americas, Inc. (2018–2023);
Assistant Secretary, DWS Trust Company (2018–2023);
Assistant Secretary, The European Equity Fund, Inc., The
New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. (2013–2020); Assistant Secretary, DWS
Distributors, Inc. (2018–2023); Head of Americas CEO
Office, DWS (2023–2024), Directorships: Director of DWS
Service Company (2018–present); Director of Episcopalian
Charities of New York (2018–present); Interested Director of
The European Equity Fund, Inc., The New Germany Fund,
Inc. and The Central and Eastern Europe Fund, Inc.
(2020–present); Director of ICI Mutual Insurance Company
(2020–present); Director of DWS USA Corporation
(2023–present); Director of DWS Investment Management
Americas, Inc. (2023–present); and Manager of DBX
Advisors LLC. (2023–present)

John Millette[6] (1962) Vice President and Secretary, 1999–present
Director, DWS; Legal (Associate General Counsel), DWS;
Chief Legal Officer, DWS Investment Management
Americas, Inc. (2015–present); Director of DWS Trust
Company (2016–present); President, DWS Trust Company
(since October 17, 2025); Secretary, DBX ETF Trust
(2020–present); Vice President, DBX Advisors LLC
(2021–present); Secretary, The European Equity Fund, Inc.,
The New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. (2011–present); formerly: Secretary,
Deutsche Investment Management Americas Inc.
(2015–2017); and Assistant Secretary, DBX ETF Trust
(2019–2020); ); and Vice President of DWS Trust
Company (2016–2025)

74	|	DWS Municipal Income Trust

Name, Year of Birth, Position with the Trust and Length of Time Served[4]	Business Experience and Directorships During the Past Five Years
Ciara Crawford[5] (1984) Assistant Secretary, 2019–present
Vice President, DWS (2025–present); Fund Administration
(Specialist), DWS (2015–present); Secretary, DWS Service
Company (2024–present); Assistant Secretary of U.S. Mutual
Funds, DWS (2019–present); Secretary, DWS USA
Corporation (2024–present); Assistant Secretary, DBX
Advisors, LLC (2025–present); Assistant Secretary, DWS
Investment Management Americas, Inc. (2025–present);
Assistant Clerk, DWS Trust Company (2025–present);
Assistant Secretary, DWS Distributors, Inc. (2025–present);
formerly, Assistant Vice President, DWS (2015–2025);
Assistant Secretary, DWS Service Company (2018–2024);
Assistant Secretary, DWS USA Corporation (2023–2024);
Secretary (2024–2025) and Assistant Secretary (2023–2024),
DBX Advisors, LLC; Secretary (2024–2025) and Assistant
Secretary (2023–2024), DWS Investment Management
Americas, Inc.; Clerk (2024–2025) and Assistant Clerk
(2023–2024), DWS Trust Company; Secretary (2024–2025)
and Assistant Secretary (2023–2024), DWS Distributors,
Inc.; Legal Assistant at Accelerated Tax Solutions

Diane Kenneally[6] (1966) Chief Financial Officer and Treasurer, 2018–present
Director, DWS; Fund Administration Treasurer’s Office (Head
since 2024), DWS; Treasurer, Chief Financial Officer and
Controller, DBX ETF Trust (2019–present); Treasurer and
Chief Financial Officer, The European Equity Fund, Inc., The
New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. (2018–present); formerly: Assistant
Treasurer for the DWS funds (2007–2018); and Co-Head of
DWS Treasurer’s Office (2018–2024)

Yvonne Wong[6] (1960) Assistant Treasurer, 2023–present	Vice President, DWS; Fund Administration (Senior Analyst), DWS; Assistant Treasurer, DBX ETF Trust (2023–present)
Jeffrey Berry[6] (1959) Assistant Treasurer, since May 15, 2025
Director, DWS; Fund Administration (Senior Specialist),
DWS; Financial and Regulatory Reporting Oversight and
Print, Publishing and Mail for DWS Funds; Assistant
Treasurer, DBX ETF Trust (2019–present); and Director and
Vice President of DWS Trust Company (since
October 17, 2025)

Rob Benson[7] (1978) Chief Compliance Officer, since May 20, 2025
Director, DWS (since 2024); AFC & Compliance US (Senior
Team Lead), DWS (since 2025); Vice President, DBX
Advisors LLC (since 2025); and Chief Compliance Officer,
The European Equity Fund, Inc., The New Germany Fund,
Inc. and The Central and Eastern Europe Fund, Inc. (since
2025); formerly: Associate General Counsel, DWS Legal
(2023–2025); Vice President and Senior Counsel, DWS Legal
(2021–2023); and Assistant Vice President and Counsel,
DWS Legal (2017–2021)

Caroline Pearson[6] (1962) Chief Legal Officer, 2010–present
Managing Director, DWS; Legal (Regional Head of Legal,
Americas), DWS (since 2024); Assistant Secretary, DBX ETF
Trust (2020–present); Chief Legal Officer, DBX Advisors LLC
(2019–present); Chief Legal Officer, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2012–present); formerly:
Secretary, Deutsche AM Distributors, Inc. (2002–2017);
Secretary, Deutsche AM Service Company (2010–2017);
Chief Legal Officer, DBX Strategic Advisors LLC
(2020–2021); and Legal (Senior Team Lead),
DWS (2020–2024)

DWS Municipal Income Trust	|	75

Name, Year of Birth, Position with the Trust and Length of Time Served[4]	Business Experience and Directorships During the Past Five Years
Christian Rijs[5] (1980) Anti-Money Laundering Compliance Officer, 2021–present
Director, DWS; Senior Team Lead Anti-Financial Crime and
Compliance, DWS; AML Officer, DWS Trust Company
(2021–present); AML Officer, DBX ETF Trust (2021–present);
AML Officer, The European Equity Fund, Inc., The New
Germany Fund, Inc. and The Central and Eastern Europe
Fund, Inc. (2021–present); AML Officer, DWS Distributor,
Inc. (2021–present); formerly: DWS UK & Ireland Head of
Anti-Financial Crime and MLRO

Rich Kircher[5](1962) Deputy Anti-Money Laundering Compliance Officer, 2024–present
Director, DWS; Senior Team Lead Anti-Financial Crime and
Compliance, of DWS Investment Management Americas,
Inc.; Deputy AML Officer, The European Equity Fund, Inc.,
The New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. (2024–present); Deputy AML Officer, DBX
ETF Trust (2024–present); Deputy AML Officer, DWS
Distributors, Inc. (2024–present); formerly: BSA &
Sanctions Compliance Officer for Putnam Investments

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]
As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons”  of the Advisor within the meaning of the
1940 Act. Interested persons receive no compensation from the fund.

[4]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[5]	Address: 875 Third Avenue, New York, New York 10022.
[6]	Address: 100 Summer Street, Boston, MA 02110.
[7]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.

76	|	DWS Municipal Income Trust

Additional Information

Automated Information Line	DWS Closed-End Fund Info Line (800) 349-4281
Web Site	dws.com Obtain fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	DWS Attn: Secretary of the DWS Funds 100 Summer Street Boston, MA 02110
Legal Counsel	Vedder Price P.C. 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	SS&C GIDS, Inc. 333 W. 11th Street, 5th Floor Kansas City, MO 64105
Shareholder Service Agent and Transfer Agent	DWS Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	State Street Bank and Trust Company One Congress Street, Suite 1 Boston, MA 02114-2016
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Proxy Voting
The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site —
dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site
— sec.gov. or available without charge, upon request at
(800) 728-3337.

Portfolio Holdings
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com and is available free of charge by contacting your financial intermediary or, if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time.

DWS Municipal Income Trust	|	77

Investment Management
DWS Investment Management Americas, Inc. (“DIMA”  or the
“Advisor” ), which is part of the DWS Group GmbH & Co. KGaA
(“DWS Group” ), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing
mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

NYSE Symbol	KTF
CUSIP Number	Common Shares 233368 109

78	|	DWS Municipal Income Trust

Notes

222 South Riverside Plaza
Chicago, IL 60606-5808
DMIT-2
(R-025442-15 (1/26))

(b) Not applicable

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Ms. Catherine Schrand, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock Exchange requirements, the Board believes that all members of the fund’s audit committee are financially literate, as such qualification is interpreted by the Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

Item 4.	Principal Accountant Fees and Services.

DWS Municipal INcome Trust

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended November 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2025	$54,731	$0	$7,629	$0
2024	$54,732	$0	$7,629	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended November 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2025	$0	$745,563	$0
2024	$0	$628,206	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended November 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2025	$7,629	$745,563	$0	$753,192
2024	$7,629	$628,206	$0	$635,835

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm and (i) and (j) are not applicable.

***

In connection with the audit of the 2024 and 2025 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Item 5.	Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant's audit committee consists of Catherine Schrand (Chair), Jennifer S. Conrad (Vice Chair) and Keith R. Fox.

Item 6.	Investments.

Not applicable

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

See Item 1(a)

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Scope

DWS investment advisors (“DWS”)1 registered with the SEC have adopted and implemented the following Proxy Voting Policy and Guidelines – DWS Americas (“Policy and Guidelines”). The Policy and Guidelines are reasonably designed to ensure that proxies are voted in the best economic interest of DWS’s advisory clients with voting rights2 (i.e., equity securities) and in accordance with its fiduciary duties and local regulation. The Policy and Guidelines apply to DWS when on behalf of client accounts, it has taken on the responsibility to vote, or provide recommendations relating to proxies.

The guidelines attached as Attachment A represent a set of recommendations (the “Guidelines”) that were determined by the DWS Proxy Voting Sub-Committee (“the PVSC”). These Guidelines were developed and approved by the PVSC to provide DWS with a comprehensive list of recommendations that represent how DWS will generally vote proxies for its clients. The PVSC developed the Guidelines in consideration of various sources, including certain proxy voting guidelines of its proxy voting agent, Institutional Shareholder Services Inc. (“ISS”) as well as other sources including the Coalition for Environmentally Responsible Economies’ (“CERES”) Roadmap 2030. As a fiduciary, DWS owes its clients a duty of loyalty and duty of care. As a result, DWS has a fiduciary obligation to vote proxies in the best economic interest of clients taking into consideration reasonable costs without considering any relationship that it or its parent or affiliates may have with an issuer. In addition, the organizational structures and documents of the various DWS legal entities allow, where necessary or appropriate, the execution by individual DWS subsidiaries of the proxy voting rights independently of any parent or affiliated company.

Capitalized terms have the meaning ascribed to them in the Glossary.

DWS’s Proxy Voting Responsibilities

Proxy votes are the property of DWS’s advisory clients. As such, DWS’s authority and responsibility to vote such proxies depend upon its contractual relationships with its clients or other delegated authority. DWS has delegated responsibility for effecting its advisory clients’ proxy votes to ISS, an independent third-party proxy voting specialist. ISS analyses and votes DWS’s advisory clients’ proxies in accordance with the Guidelines or DWS’s specific instructions. Where a client has given specific instructions as to how a proxy should be voted, DWS will notify ISS to carry out those instructions. Where no specific instruction exists, DWS will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct DWS to have ISS vote their proxies in accordance with Taft-Hartley Voting Guidelines.

1 These include DWS Investment Management Americas, Inc. (“DIMA”), DBX Advisors LLC (“DBX”) and RREEF Americas L.L.C. (“RREEF”) as well as DWS registered investment advisors based outside of the U.S. who provide services to U.S. accounts based on delegation from DIMA, DBX or RREEF.

2 For purposes of this document, “clients” refers to persons or entities: (i) for which DWS serves as investment advisor or sub-advisor; (ii) for which DWS votes proxies; and (iii) that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

Clients may in certain instances contract with their custodial agent and notify DWS that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice. DWS generally does not recall shares during a particular proxy vote but may recall shares under the limited circumstances described below. DWS maintains a list of U.S. and Canadian securities for certain clients that it does not intend to lend through a securities lending program during a given proxy voting season based on such factors as the overall ownership level to impact a vote, expected proxy votes on various matters or potential revenue associated with the security being out on loan over the period. DWS will also recall shares of securities on loan during a particular proxy vote for all products that have adopted an environmental, social and governance (“ESG”) dedicated investment strategy. The handling of all recall requests is beyond DWS’s control and may not be satisfied in time for DWS to vote the shares in question. When shares remain on loan through a securities lending program, the portfolio management teams will not be able to participate in the votes.

POLICIES

Proxy Voting Activities are Conducted in the Best Economic Interest of Clients

DWS has adopted the following Policies and Guidelines to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by DWS in good faith after appropriate review. DWS believes that this responsibility includes consideration of the economic effect on companies of certain relevant ESG factors.

DWS Investment Platform

Portfolio managers or research analysts in the DWS Investment Platform with appropriate standing (“Portfolio Management”)3 review recommendations for the U.S. accounts they manage from ISS on how to vote proxies based on the application of the Guidelines. Portfolio Management and members of the PVSC may request that the PVSC consider voting a particular proxy contrary to the Guidelines or recommendations from ISS based on the application of the Guidelines, if they believe that it may not be in the best economic interest of clients to vote the proxy in accordance with the Guidelines or ISS recommendations.

The Proxy Voting Sub-Committee

The PVSC is a sub-committee of and established by the Americas Investment Risk Fiduciary Oversight Committee pursuant to written Terms of Reference. The PVSC is responsible for overseeing DWS’s proxy voting activities, including:

■	Adopting, monitoring and updating the Guidelines that provide how DWS will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;
■	Making decisions on how to vote proxies where: (i) the issues are not covered by specific client instruction or the Guidelines; or (ii) the Guidelines are uncertain for specific circumstances, in which case it could lead to items being referred back to the PVSC, per implementation procedures, to determine how to vote proxies in the best economic interest of DWS’s clients; (iii) where an exception to the Guidelines may be in the best economic interest of DWS’s clients;
■	Appeals raised by Portfolio Management, the PVSC and others to vote a particular proxy contrary to the Guidelines or recommendations from ISS based on the application of the Guidelines; and
■	Monitoring DWS’s Proxy Vendor Oversight Group (“Proxy Vendor Oversight”) proxy voting activities (see below)

DWS’s Proxy Vendor Oversight, a function of DWS’s Operations Group, is responsible for coordinating with ISS to administer DWS’s proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS’s proxy responsibilities in this regard.

3 Portfolio Management also includes portfolio managers from DWS registered investment advisors based outside the U.S. who provided services to the U.S. accounts based on a delegation from DIMA, DBX or RREEF.

Availability of Proxy Voting Policies and Proxy Voting Record

Copies of this Policy and Guidelines, as it may be updated from time to time are made available to clients as required by law and otherwise at DWS’s discretion. Clients may also obtain information on how their proxies were voted by DWS as required by law and otherwise at DWS’s discretion. Note, however, that DWS must not selectively disclose its investment company clients’ proxy voting records. Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies’ proxy voting records will be disclosed to shareholders by means of publicly available annual filings of each company’s proxy voting record for the 12-month periods ending June 30, if so required by relevant law.

Procedures

The key aspects of DWS’s proxy voting process are delineated below.

The DWS Proxy Voting Guidelines

The Guidelines set forth the PVSC’s standard voting positions on a comprehensive list of common proxy voting matters. The PVSC has developed and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The PVSC will review the Guidelines as necessary to support the best economic interest of DWS’s clients and, in any event, at least annually. The PVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interest of clients. Before changing the Guidelines, the PVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the PVSC Chairperson(s) will ask PVSC members whether anyone outside or within the DWS organization (including Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the PVSC Chairperson(s), the Chairperson(s) will promptly notify the Conflicts of Interest Management Sub-Committee and will defer the approval, if possible. Lastly, the PVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which DWS or an affiliate serves as investment advisor or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in the actual practices of the investment company and the voting positions of the investment company on the same or similar matters. Further, the manner in which DWS votes proxies on behalf investment company proxies may differ from the voting recommendations made by a DWS-advised or sponsored investment company soliciting proxies from its shareholders.

Proxy Voting Recommendations and Decisions Made on a Case-by-Case Basis

Proxy Vendor Oversight will refer to Portfolio Management and members of the PVSC for review and recommendations on how to vote proxies prepared by ISS based upon the Guidelines. The proxies shall be voted on a case-by-case basis based on ISS’s application of the Guidelines. Portfolio Management and members of PVSC may request that the PVSC consider voting a particular proxy contrary to the Guidelines if they believe that it may not be in the best economic interest of clients to vote the proxy in accordance with the Guidelines.

Specific Proxy Voting Decisions Made by the PVSC

Proxy Vendor Oversight will refer to the PVSC only proxy proposals: (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, in accordance with this Policy and Guidelines, have been appealed. The Proxy Vendor Oversight team will present to Portfolio Management and members of the PVSC all proposals voted on a case-by-case basis in accordance with the Guidelines which will include recommendations from ISS based on ISS’s application of the Guidelines and, in certain instances as outlined in the Guidelines or its Sustainability Proxy Voting Guidelines (“Sustainability”) Policy on social and sustainability issues. Portfolio Management may appeal a recommendation when they believe that it may not be in the best economic interest of the client to vote in accordance with the recommendation, and such appeal will be referred by the Proxy Vendor Oversight team to the PVSC for consideration.

The DWS Corporate Governance Center (“CGC”) provides support to the PVSC but does not make any voting recommendations or determinations. The CGC will research vote recommendations from ISS based on its Sustainability Policy. The CGC will assess whether such recommendations are in the best economic interest of clients and inform the PVSC Chairperson(s) of any such ISS recommendations that the CGC believes may not be in the best economic interest of clients. The CGC will periodically provide a report to the PVSC that includes details of its analysis with respect to the ISS recommendations based on its Sustainability Policy and how DWS voted on each proxy. The CGC may also, at the PVSC’s request, provide research and analysis related to other proxy matters.

Additionally, if Proxy Vendor Oversight, the PVSC Chairperson(s), any member of the PVSC or Portfolio Management believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interest of clients, that individual may bring the matter to the attention of the PVSC Chairperson(s) and/or Proxy Vendor Oversight.

If Proxy Vendor Oversight refers a proxy proposal to the PVSC (or Action Group) or the PVSC (or Action Group) determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interest of clients, the PVSC (or Action Group) will evaluate and instruct the Proxy Vendor Oversight team to vote the proxy in accordance with its fiduciary duty and subject to the procedures below regarding conflicts. Proxy Vendor Oversight shall periodically report to the PVSC the details of any instructions received from any Action Group.

The PVSC endeavours to determine how to vote particular proxies prior to the voting deadline.

Proxies that Cannot Be Voted or Instances When DWS Abstains from Voting

In some cases, the PVSC may determine that it is in the best economic interest of DWS’s clients not to vote certain proxies, or that it may not be feasible to vote certain proxies. If the conditions below are met with regard to a proxy proposal, DWS may not vote on the issue:

■	Neither the Guidelines nor specific client instructions cover an issue;
■	ISS does not make a recommendation on the issue;
■	There is not sufficient time prior to the voting deadline to make a determination as to what voting decision would be in the client’s best interest; or
■	Local regulations restrict DWS from voting on a particular issue.

In addition, it is DWS’s policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the PVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

There may be instances when DWS holds a position in a private company requiring a voting decision. ISS does not provide research and is unable to provide a voting recommendation based on the Guidelines with respect to private companies. As a result, DWS will refer all private company proxies to portfolio management for a review based on information that is available to them. Portfolio management will submit any recommendations to vote “For” or “Against” proposals for private companies to the PVSC for consideration. DWS will vote to “Abstain” for proposals for private companies if portfolio management does not have a recommendation to vote “For” or “Against” based on the available information.

Proxy Vendor Oversight will coordinate with the PVSC Chairperson(s) regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

Conflict of Interest Procedures

Procedures to Address Conflicts of Interest and Improper Influence

Overriding Principle

In the limited circumstances where the PVSC votes proxies,4 the PVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interest of DWS’s clients.5

Independence of the PVSC

As a matter of Compliance policy, the PVSC and Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank. Members of the PVSC and the employee responsible for Proxy Vendor Oversight are employees of DWS. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division (“CIB”). Their compensation cannot be based upon their contribution to any business activity outside of DWS without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of DWS regarding specific clients, business matters, or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of DWS (and within DWS only on a need-to-know basis).

Conflict Review Procedures

The “Conflicts of Interest Management Sub-Committee” within DWS monitors for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the PVSC. The Conflicts of Interest Management Sub-Committee members include DWS Compliance, the chief compliance officers of the advisors and the DWS Funds. Promptly upon a determination that a proxy vote shall be presented to the PVSC, the PVSC Chairperson(s) shall notify the Conflicts of Interest Management Sub-Committee. The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if DWS or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the PVSC’s decision on the particular vote at issue. PVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours for the Americas/Europe and 48 hours for APAC) to perform all necessary and appropriate reviews. To the extent that a conflicts review cannot be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard Guidelines.

4 As mentioned above, the PVSC votes proxies where: (i) neither a specific client instruction nor a Guideline directs how the proxy should be voted; or (ii) where voting in accordance with the Guidelines may not be in the best economic interest of clients. Further, the PVSC will review recommendations for proxies if Portfolio Management or a member of the PVSC recommends voting contrary to the ISS recommendation if they believe that it may not be in the best economic interest of the client to vote in accordance with the Guidelines or ISS recommendation based on its application of the Guidelines.

5 Proxy Vendor Oversight, who serves as the non-voting secretary of the PVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding: (i) DWS client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; and (iii) any communications with members of the PVSC (or anyone participating or providing information to the PVSC) and any person outside or within the DWS organization (including Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with and shall be entitled to rely upon all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions. If the Conflicts of Interest Management Sub-Committee determines that: (i) DWS has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent; or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the PVSC Chairperson(s).

If notified that DWS has a material conflict of interest as described above, the PVSC chairperson(s) will obtain instructions as to how the proxies should be voted either from: (i) if time permits, the affected clients; or (ii) in accordance with the standard Guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the PVSC Chairperson(s) shall do so in accordance with the procedures set forth below.

Note: Any DWS employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance or the Conflicts of Interest Management Sub-Committee. Compliance shall call a meeting of the Conflicts of Interest Management Sub-Committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the PVSC

At the beginning of any discussion regarding how to vote any proxy, the PVSC Chairperson(s) (or his or her delegate) will inquire as to whether any PVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

The PVSC Chairperson(s) also will inquire of these same parties whether they have actual knowledge regarding whether any Director, officer, or employee outside or within the DWS organization (including Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client, has: (i) requested that DWS, Proxy Vendor Oversight (or any member thereof), or a PVSC member vote a particular proxy in a certain manner; (ii) attempted to influence DWS, Proxy Vendor Oversight (or any member thereof), a PVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a PVSC member, or any other person participating or providing information to the PVSC regarding the particular proxy vote at issue and which incident has not yet been reported to the Conflicts of Interest Management Sub-Committee.

If any such incidents are reported to the PVSC Chairperson(s), the Chairperson(s) will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts review. If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the PVSC (i) whether anyone should be recused from the proxy voting process or (ii) whether DWS should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the affected clients. These inquiries and discussions will be properly reflected in the PVSC’s meeting minutes.

Duty to Report. Any DWS employee, including any PVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside or within the DWS organization (including Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client to influence how DWS votes its proxies has a duty to disclose the existence of the situation to the PVSC Chairperson(s) (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members

The PVSC will recuse from participating in a specific proxy vote any PVSC members (whether voting or ex officio) and/or any other person who: (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could affect their independent judgment, in respect of such vote. The PVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the PVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant PVSC voting members pursuant to the paragraph above, there are three or more PVSC voting members remaining, those remaining PVSC members will determine how to vote the proxy in accordance with these Policies and Guidelines. If there are fewer than three PVSC voting members remaining, the PVSC Chairperson(s) will vote the proxy in accordance with the standard Guidelines or will obtain instructions as to how to have the proxy voted from, if time permits, the affected clients and otherwise from ISS.

Affiliated Investment Companies, Rule 12d1-4 and Affiliated Public Companies

Investment Companies

For investment companies for which DWS or an affiliate serves as investment advisor or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., “mirror” or “echo” voting). In addition, if a registered investment company (including an exchange traded fund) advised by DWS or an affiliate together with DWS advisory clients, in aggregate, (i) hold more than 25% of the outstanding voting securities of an investment company that is not a registered closed-end fund or business development company, or (ii) hold more than 10% of the outstanding voting securities of an investment company that is a registered closed-end fund or business development company, then DWS will vote its holdings in such registered investment company’s securities in the same proportion as the vote of all other holders of such securities (i.e., “mirror” or “echo” voting) as required by Rule 12d1-4 of the 1940 Act. Master Fund proxies solicited from feeder Funds are voted in accordance with applicable provisions of Section 12 of 1940 Act.

Affiliated Public Companies

For proxies solicited by non-investment company issuers of or within the DWS or Deutsche Bank organization (e.g., shares of DWS or Deutsche Bank), these proxies will be voted in the same proportion as the vote of other shareholders (i.e., “mirror” or “echo” voting). In markets where mirror voting is not permitted, DWS will “Abstain” from voting such shares.

Note: With respect to affiliated registered investment companies that invest in the DWS Central Cash Management Government Fund (registered under the 1940 Act), the affiliated registered investment companies are not required to engage in echo voting with respect to proxies of the DWS Central Cash Management Government Fund and the investment advisor will use these Guidelines and may determine, with respect to proxies of the DWS Central Cash Management Government Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

Other Procedures that Limit Conflicts of Interest

DWS and other entities in the Deutsche Bank organization have adopted a number of policies, procedures, and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including but not limited to:

■	Code of Conduct– Deutsche Bank Group;
■	Conflicts of Interest Policy – DWS Group;
■	Code of Ethics – DWS Group (U.S. Registered Entities); and
■	DWS Records Management Policy – Global.

The PVSC expects that these policies, procedures, and internal controls will greatly reduce the chance that the PVSC (or its members) would be involved in, aware of, or influenced by an actual or apparent conflict of interest.

RECORDKEEPING

At a minimum, the following records must be properly maintained and readily accessible in order to evidence compliance with this Policy.

■	DWS will maintain a record of each proxy vote cast by DWS that includes among other things, company name, meeting date, proposals presented, vote cast, and shares voted.
■	Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

The proxy statement (and any additional solicitation materials) and relevant portions of annual statements;

Any additional information considered in the voting process that may be obtained from an issuing company, its agents, or proxy research firms;

Analyst worksheets created for stock option plan and share increase analyses; and

Proxy Edge print-screen of actual vote election.

■	DWS will: (i) retain this Policy and the Guidelines; (ii) maintain records of requests from Portfolio Management and members of the PVSC to appeal a recommendation on how to vote a proxy; (iii) maintain minutes of the meeting of the PVSC; (iv) maintain records of client requests for proxy voting information; and (v) retain any documents prepared by Proxy Vendor Oversight, the CGC or the PVSC that were material to making a voting decision or that memorialized the basis for a proxy voting decision.
■	The PVSC also will create and maintain appropriate records documenting its compliance with this Policy, including records of its deliberations and decisions regarding conflicts of interest and their resolution.
■	With respect to DWS’s investment company clients, ISS will create and maintain records of each company’s proxy voting record for the 12-month periods ending June 30. DWS will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report (and with respect to which the company was entitled to vote):
■	The name of the issuer of the portfolio security;
■	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);
■	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security (if the number is available through reasonably practicable means);
■	The shareholder meeting date;
■	A brief identification of the matter voted on;
■	Whether the matter was proposed by the issuer or by a security holder;
■	Whether the company cast its vote on the matter;
■	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of Directors); and
■	Whether the company cast its vote for or against Management.

Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the Data and Record Management Policy - Deutsche Bank Group and applicable policies and procedures thereunder.

With respect to electronically stored records, “properly maintained” is defined as complete, authentic (unalterable), usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate DWS office.

OVERSIGHT RESPONSIBILITIES

Proxy Vendor Oversight will review a reasonable sampling of votes based on its procedures on a regular basis to ensure that ISS has cast the votes in a manner consistent with the Guidelines. Proxy Vendor Oversight will provide the PVSC with a quarterly report of its review and identify any issues encountered during the period. Proxy Vendor Oversight will also perform a post season review once a year on certain proposals to assess whether ISS voted consistent with the Guidelines.

In addition, the PVSC will, in cooperation with Proxy Vendor Oversight and DWS Compliance, consider, on at least an annual basis, whether ISS has the capacity and competence to adequately analyze the matters for which it is responsible. This includes whether ISS has effective polices, and methodologies and a review of ISS’s policies and procedures with respect to conflicts.

The PVSC also monitors the proxy voting process by reviewing summary proxy information presented by ISS to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and is documented in the PVSC’s meeting minutes.

The Proxy Vendor Oversight group will coordinate with ISS the preparation, and ensure timely filing, of the applicable Form N-PX for DWS advised registered funds and for each applicable registered investment adviser, including DIMA, RREEF and DBX.

ANNUAL REVIEW

The PVSC, in cooperation with Proxy Vendor Oversight and DWS Compliance, will review and document, no less frequently than annually, the adequacy of the Guidelines, including whether the Guidelines continue to be reasonably designed to ensure that DWS votes in the best interest of its clients.

GLOSSARY

Term	Definition
Action Group	A sub-group of the PVSC (as defined below) that will include the Chairperson(s) and at least one other member of the PVSC.
ISS	Institutional Shareholder Services, Inc.
PVSC	Proxy Voting Sub-Committee
SEC	Securities and Exchange Commission
1940 Act	Investment Company Act of 1940, as amended

LIST OF ANNEXES AND ATTACHMENTS

Attachment A – DWS Proxy Voting Guidelines – DWS Americas

Attachment A

DWS

Proxy Voting Guidelines – DWS Americas

Effective for Meetings on or after March 20, 2025

TABLE OF CONTENTS

BOARD OF DIRECTORS
Independence
Composition
Responsiveness
Accountability
Problematic Takeover Defenses, Capital Structure and Governance Structure
Problematic Audit-Related Practices
Problematic Compensation Practices
Problematic Pledging of Company Stock
Climate Accountability
Governance Failures
Voting on Director Nominees in Contested Elections
Vote-No Campaigns
Proxy Contests/Proxy Access
Other Board Related Proposals
Adopt Anti-Hedging/Pledging/Speculative Investments Policy
Board Refreshment
Term/Tenure Limits
Age Limits
Board Size
Classification/Declassification of the Board
CEO Succession Planning
Cumulative Voting
Director and Officer Indemnification, Liability Protection and Exculpation
Establish/Amend Nominee Qualifications
Establish Other Board Committee Proposals
Filling Vacancies/Removal of Directors
Independent Board Chair
Majority of Independent Directors/Establishment of Independent Committees
Majority Vote Standard for the Election of Directors
Proxy Access
Require More Nominees than Open Seats
Shareholder Engagement Policy (Shareholder Advisory Committee)
AUDIT-RELATED
Auditor Indemnification and Limitation of Liability
Auditor Ratification
Shareholder Proposals Limiting Non-Audit Services
Shareholder Proposals on Audit Firm Rotation
SHAREHOLDER RIGHTS & DEFENSES
Advance Notice Requirements for Shareholder Proposals/Nominations
Amend Bylaws without Shareholder Consent
Control Share Acquisition Provisions
Control Share Cash-Out Provisions
Disgorgement Provisions
Fair Price Provisions
Freeze-Out Provisions
Greenmail
Shareholder Litigation Rights
Federal Forum Selection Provisions
Exclusive Forum Provisions for State Law Matters
Fee shifting
Net Operating Loss (NOL) Protective Amendments
Poison Pills (Shareholder Rights Plans)
Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy
Management Proposals to Ratify a Poison Pill
Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)
Proxy Voting Disclosure, Confidentiality, and Tabulation
Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions
Reimbursing Proxy Solicitation Expenses
Reincorporation Proposals
Shareholder Ability to Act by Written Consent
Shareholder Ability to Call Special Meetings
Stakeholder Provisions
State Antitakeover Statutes
Supermajority Vote Requirements
Virtual Shareholder Meetings
CAPITAL RESTRUCTURING
Capital
Adjustments to Par Value of Common Stock
Common Stock Authorization
Dual Class Structure
Issue Stock for Use with Rights Plan
Preemptive Rights
Preferred Stock Authorization
Recapitalization Plans
Reverse Stock Splits
Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.
Share Repurchase Programs
Share Repurchase Programs Shareholder Proposals
Stock Distributions: Splits and Dividends
Tracking Stock
Restructuring
Appraisal Rights
Asset Purchases
Asset Sales
Bundled Proposals
Conversion of Securities
Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans
Formation of Holding Company
Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)
Joint Ventures
Liquidations
Mergers and Acquisitions
Private Placements/Warrants/Convertible Debentures
Reorganization/Restructuring Plan (Bankruptcy)
Special Purpose Acquisition Corporations (SPACs)
Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions
Spin-offs
Value Maximization Shareholder Proposals
COMPENSATION
Executive Pay Evaluation
Advisory Votes on Executive Compensation—Management Proposals (Say-on-Pay)
Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")
Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale
Equity-Based and Other Incentive Plans
Further Information on certain EPSC Factors:
Egregious Factors
Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))
Specific Treatment of Certain Award Types in Equity Plan Evaluations
Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)
Other Compensation Plans
401(k) Employee Benefit Plans
Employee Stock Ownership Plans (ESOPs)
Employee Stock Purchase Plans—Qualified Plans
Employee Stock Purchase Plans—Non-Qualified Plans
Option Exchange Programs/Repricing Options
Stock Plans in Lieu of Cash
Transfer Stock Option (TSO) Programs
Director Compensation
Shareholder Ratification of Director Pay Programs
Equity Plans for Non-Employee Directors
Non-Employee Director Retirement Plans
Shareholder Proposals on Compensation
Bonus Banking/Bonus Banking “Plus”
Compensation Consultants-Disclosure of Board or Company’s Utilization
Disclosure/Setting Levels or Types of Compensation for Executives and Directors
Golden Coffins/Executive Death Benefits
Hold Equity Past Retirement or for a Significant Period of Time
Pay Disparity
Pay for Performance/Performance-Based Awards
Pay for Superior Performance
Pre-Arranged Trading Plans (10b5-1 Plans)
Prohibit Outside CEOs from Serving on Compensation Committees
Recoupment of Incentive or Stock Compensation in Specified Circumstances
Severance and Golden Parachute Agreements
Share Buyback Impact on Incentive Program Metrics
Supplemental Executive Retirement Plans (SERPs)
Tax Gross-Up Proposals
Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity
ROUTINE / MISCELLANEOUS
Adjourn Meeting
Amend Quorum Requirements
Amend Minor Bylaws
Change Company Name
Change Date, Time, or Location of Annual Meeting
Other Business
SOCIAL AND ENVIRONMENTAL ISSUES
General Approach
Endorsement of Principles
Animal Welfare
Animal Welfare Policies
Animal Testing
Animal Slaughter
Consumer Issues
Genetically Modified Ingredients
Reports on Potentially Controversial Business/Financial Practices
Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation
Product Safety and Toxic/Hazardous Materials
Tobacco-Related Proposals
Climate Change
Environmental Justice
Financed Emissions
Just Transition
Natural Capital
Say on Climate (SoC) Management Proposals
Say on Climate (SoC) Shareholder Proposals
Climate Change/Greenhouse Gas (GHG) Emissions
Energy Efficiency
Renewable Energy
Diversity
Board Diversity
Equality of Opportunity
Gender Identity, Sexual Orientation, and Domestic Partner Benefits
Gender, Race / Ethnicity Pay Gap
Racial Equity and/or Civil Rights Audit Guidelines
Environment and Sustainability
Facility and Workplace Safety
Hydraulic Fracturing
Operations in Protected Areas
Recycling
Sustainability Reporting
Water Issues
General Corporate Issues
Charitable Contributions
Data Security, Privacy, and Internet Issues
Environmental, Social, and Governance (ESG) Compensation-Related Proposals
Tax Transparency
Human Rights, Human Capital Management, and International Operations
Human Rights Proposals
Mandatory Arbitration
Operations in High Risk Markets
Outsourcing/Offshoring
Sexual Harassment
Weapons and Military Sales
Political Activities
Lobbying
Political Contributions
Political Expenditures and Lobbying Congruency
Political Ties
REGISTERED INVESTMENT COMPANY PROXIES
Election of Directors
Closed End Fund - Unilateral Opt-In to Control Share Acquisition Statutes
Converting Closed-end Fund to Open-end Fund
Proxy Contests
Investment Advisory Agreements
Approving New Classes or Series of Shares
Preferred Stock Proposals
1940 Act Policies
Changing a Fundamental Restriction to a Nonfundamental Restriction
Change Fundamental Investment Objective to Nonfundamental
Name Change Proposals
Change in Fund's Subclassification
Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value
Disposition of Assets/Termination/Liquidation
Changes to the Charter Document
Changing the Domicile of a Fund
Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval
Distribution Agreements
Master-Feeder Structure
Mergers
Shareholder Proposals for Mutual Funds
Establish Director Ownership Requirement
Reimburse Shareholder for Expenses Incurred
Terminate the Investment Advisor
INTERNATIONAL PROXY VOTING
Appendix I

NOTE: Because of the unique oversight structure and regulatory scheme applicable to closed-end and open-end investment companies, except as otherwise noted, these voting guidelines are not applicable to holdings of shares of closed-end and open-end investment companies (except Real Estate Investment Trusts).

In voting proxies that are noted case-by-case, DWS will vote such proxies based on recommendations from ISS based on its application of the Guidelines.

BOARD OF DIRECTORS

DWS’s policy is to generally vote for director nominees6, except under the following circumstances (with new nominees considered on case-by-case basis):

Independence

General Recommendation

DWS’s policy is to generally vote against7 or withhold from non-independent directors when (See Appendix 1 for Classification of Directors):

■	Independent directors comprise 50 percent or less of the board;
■	The non-independent director serves on the audit, compensation, or nominating committee;
■	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
■	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

6 A "new nominee" is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.

7 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

Composition

Attendance at Board and Committee Meetings

DWS’s policy is to generally vote against or withhold from directors (except nominees who served only part of the fiscal year8) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

■	Medical issues/illness;
■	Family emergencies; and
■	Missing only one meeting (when the total of all meetings is three or fewer).

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, DWS’s policy is to generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, DWS’s policy is to generally vote against or withhold from the director(s) in question.

Overboarded Directors

DWS’s policy is to generally vote against or withhold from individual directors who:

■	Sit on more than four public company boards; or
■	Are CEOs of public companies who sit on the boards of more than one public company besides their own—withhold only at their outside board[9]

Combined Chair/CEO

DWS’s policy is to vote case-by-case for new nominees who are up for election to serve as a combined Chair and CEO, taking into considerations the following:

■	A majority independent board and/or the presence of independent directors on a key board committees;
■	A clearly defined lead independent director serving as an appropriate counterbalance to a combined CEO/chair role.

DWS’s policy is to generally vote for an incumbent director who is a combined Chair and CEO up for reelection.

8 Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

9 Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, DWS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

Responsiveness

DWS’s policy is to generally vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

■	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:

Disclosed outreach efforts by the board to shareholders in the wake of the vote;

Rationale provided in the proxy statement for the level of implementation;

The subject matter of the proposal;

The level of support for and opposition to the resolution in past meetings;

Actions taken by the board in response to the majority vote and its engagement with shareholders;

The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

Other factors as appropriate.

■	The board failed to act on takeover offers where the majority of shares are tendered; or
■	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

DWS’s policy is to generally vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

■	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:

The company's response, including:

■	Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
■	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition; and
■	Disclosure of specific and meaningful actions taken to address shareholders' concerns;
■	Other recent compensation actions taken by the company;
■	Whether the issues raised are recurring or isolated;
■	The company's ownership structure;
■	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness; and
■	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Accountability

Problematic Takeover Defenses, Capital Structure and Governance Structure

Poison Pills

DWS’s policy is to generally vote against or withhold from all nominees (except new nominees, who should be considered case-by-case) if:

■	The company has a poison pill with a deadhand or slowhand feature[10];
■	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or
■	The company has a long-term poison pill, (with a term of over one year) that was not approved by the public shareholders.[11]

DWS’s policy is to generally vote case-by-case on nominees if the board adopts an initial short-term pill (with a term of one year or less) without shareholder approval, taking into consideration:

■	The trigger threshold and other terms of the pill;
■	The disclosed rationale for the adoption;
■	The context in which the pill was adopted, (e.g., factors such as the company’s size and stage of development, sudden changes in its market capitalization and extraordinary industry-wide or macroeconomic events);
■	A commitment to put any renewal to a shareholder vote;
■	The company’s overall track record on corporate governance and responsiveness to shareholders; and
■	Other factors as relevant.

Unequal Voting Rights:

DWS’s policy is to generally vote for directors of a company employing a common stock structure with unequal voting rights.12

Classified Board Structure:

DWS’s policy is to generally vote against or withhold directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case), if the company’s board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold / against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

10 If the short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, DWS will generally still withhold or vote against nominees at the next shareholder meeting following its adoption.

11Approval prior to, or in connection, with a company’s becoming publicly traded or in connection with a de-SPAC transaction, is sufficient.

12This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”).

Removal of Shareholder Discretion on Classified Boards

DWS’s policy is to generally vote against or withhold directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case), if the company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Problematic Governance Structure

For companies that hold or held their first annual meeting of public shareholders after February 1, 2015, DWS’s policy is to generally vote against or withhold from directors individually, committee member, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:

■	Supermajority vote requirements to amend the bylaws or charter;
■	A classified board structure; or
■	Other egregious provisions.

A provision which specifies that the problematic structure(s) will be sunset within seven years of the date of going public will be considered a mitigating factor.

Unless the adverse provision is reversed or removed, DWS’s policy is to generally vote case-by-case on director nominees in subsequent years.

Unilateral Bylaw/Charter Amendments

DWS’s policy is to generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors:

■	The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;
■	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
■	The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;
■	The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
■	The company's ownership structure;
■	The company's existing governance provisions;
■	The timing of the board's amendment to the bylaws/charter in connection with a significant business development; and
■	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on share-holders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years DWS’s policy is generally to vote case-by-case on director nominees.

DWS’s policy is to generally vote against (except new nominees, who should be considered case-by-case) if the directors:

■	Classified the board;
■	Adopted supermajority vote requirements to amend the bylaws or charter; or
■	Eliminated shareholders' ability to amend bylaws.
■	Adopted a fee-shifting provision; or
■	Adopted another provision deemed egregious.

Restricting Binding Shareholder Proposals

DWS’s policy is to generally vote against or withhold from the members of the governance committee if:

■	The company’s governing documents impose undue restrictions on shareholders ability to amend the bylaws.

Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of Rule 14a-8 under the Securities Exchange Act of 1934. DWS’s policy is to generally vote against or withhold on an ongoing basis in such cases.

Submission of management proposals to approve or ratify requirements in excess of the requirements under Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as insufficient restoration of shareholders’ rights. DWS’s policy is to generally vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.

Director Performance Evaluation

DWS’s policy is to generally vote against or withhold from (the members of the governance committee) if the board lack mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three- and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:

■	A classified board structure;
■	A supermajority vote requirement;
■	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;
■	The inability of shareholders to call special meetings;
■	The inability of shareholders to act by written consent;
■	A multi-class capital structure; and/or
■	A non-shareholder-approved poison pill.

Management Proposals to Ratify Existing Charter or Bylaw Provisions

DWS’s policy is to generally vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:

■	The presence of a shareholder proposal addressing the same issue on the same ballot;
■	The board's rationale for seeking ratification;
■	Disclosure of actions to be taken by the board should the ratification proposal fail;
■	Disclosure of shareholder engagement regarding the board’s ratification request;
■	The level of impairment to shareholders' rights caused by the existing provision;
■	The history of management and shareholder proposals on the provision at the company’s past meetings;
■	Whether the current provision was adopted in response to the shareholder proposal;
■	The company's ownership structure; and
■	Previous use of ratification proposals to exclude shareholder proposals.

Problematic Audit-Related Practices

DWS’s policy is to generally vote against or withhold from the members of the Audit Committee if:

■	The non-audit fees paid to the auditor are excessive;
■	The company receives an adverse opinion on the company’s financial statements from its auditor; or
■	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

DWS’s policy is to generally vote case-by-case on members of the Audit Committee and potentially the full board if:

■	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, DWS’s policy is to generally vote against or withhold from the members of the Compensation Committee and potentially the full board if:

■	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
■	The company maintains significant problematic pay practices; or
■	The board exhibits a significant level of poor communication and responsiveness to shareholders.

DWS’s policy is to generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:

■	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
■	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

DWS’s policy is to generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e., two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

Problematic Pledging of Company Stock

DWS’s policy is to generally vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns.

The following factors will be considered:

■	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
■	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
■	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
■	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
■	Any other relevant factors.

Climate Accountability

For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain13, DWS’s policy is to vote case-by case on the election of the incumbent chair of the responsible committee (or other directors) in cases where DWS determines that the company is not taking the minimum steps needed to understand, assess and mitigate the risks related to climate change to the company which may lead to regulatory risks.

Minimum steps to understand and mitigate those risks are considered to be the following.

■	Detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:

Board governance measures;

Corporate strategy;

Risk management analyses; and

Metrics and targets.

Governance Failures

DWS’s policy is to generally vote case-by-case on directors individually, committee members, or the entire board, due to:

■	Material failures of governance, stewardship, risk oversight[14], or fiduciary responsibilities at the company, including failures to adequately manage or mitigate environmental, social and governance (ESG) risks;
■	Failure to replace management as appropriate; or
■	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

13Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.

14 Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor oversight of environmental and social issues, including climate change; significant adverse legal judgments or settlement; or hedging of company stock.

Voting on Director Nominees in Contested Elections

Vote-No Campaigns

General Recommendation

In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Proxy Contests/Proxy Access

General Recommendation

DWS’s policy is to generally vote case-by-case on the election of directors in contested elections, considering the following factors:

■	Long-term financial performance of the company relative to its industry;
■	Management’s track record;
■	Background to the contested election;
■	Nominee qualifications and any compensatory arrangements;
■	Strategic plan of dissident slate and quality of the critique against management;
■	Likelihood that the proposed goals and objectives can be achieved (both slates); and
■	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, DWS’s policy is to generally vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).

Other Board-Related Proposals

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

General Recommendation

DWS’s policy is to generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Board Refreshment

DWS believes Board refreshment is best implemented through an ongoing program of individual director evaluations, conducted annually, to ensure the evolving needs of the board are met and to bring in fresh perspectives, skills, and diversity as needed.

Term/Tenure Limits

General Recommendation

DWS’s policy is to generally vote case-by-case on management proposals regarding director term/tenure limits, considering:

■	The rationale provided for adoption of the term/tenure limit;
■	The robustness of the company’s board evaluation process;
■	Whether the limit is of sufficient length to allow for a broad range of director tenures;
■	Whether the limit would disadvantage independent directors compared to non-independent directors; and
■	Whether the board will impose the limit evenly, and not have the ability to waive it in a discriminatory manner.

DWS’s policy is to generally vote case-by-case on shareholder proposals asking for the company to adopt director term/tenure limits, considering:

■	The scope of the shareholder proposal; and
■	Evidence of problematic issues at the company combined with, or exacerbated by, a lack of board refreshment.

Age Limits

General Recommendation

DWS’s policy is to generally vote against management and shareholder proposals to limit the tenure of independent directors through mandatory retirement ages. DWS’s policy is to generally vote for proposals to remove mandatory age limits.

Board Size

General Recommendation

DWS’s policy is to generally vote for proposals seeking to fix the board size or designate a range for the board size. DWS’s policy is to generally vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

General Recommendation

DWS’s policy is to generally vote against proposals to classify (stagger) the board. DWS’s policy is to generally vote for proposals to repeal classified boards and to elect all directors annually.

CEO Succession Planning

General Recommendation

DWS’s policy is to generally vote for proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:

■	The reasonableness/scope of the request; and
■	The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting

General Recommendation

DWS’s policy is to generally vote against management proposals to eliminate cumulate voting, and for shareholder proposals to restore or provide for cumulative voting, unless:

■	The company has proxy access[15], thereby allowing shareholders to nominate directors to the company’s ballot; and
■	The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

DWS’s policy is to generally vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).

Director and Officer Indemnification, Liability Protection and Exculpation

General Recommendation

DWS’s policy is to generally vote case-by-case on proposals on director and officer indemnification, liability protection and exculpation16.

15 A proxy access right that meets the recommended guidelines.

16Indemnification: the condition of being secured against loss or damage.

Limited liability: a person’s financial liability is limited to the fixed sum, or personal financial assets are not at risk if the individual loses a lawsuit that results in financial award/damages to the plaintiff.

Exculpation: to eliminate or limit the personal liability of a director or officer to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director or officer.

DWS’s policy is to consider the stated rationale for the proposed change. DWS will also consider, among other factors, the extent to which the proposal would:

■	Eliminate directors' and officers' liability for monetary damages for violating the duty of care;
■	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of loyalty;
■	Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness; or
■	Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company's board (i.e., "permissive indemnification"), but that previously the company was not required to indemnify.

DWS’s policy is to generally vote for those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

■	If the individual was found to have acted in good faith and in a manner that the individual reasonably believed was in the best interests of the company; and
■	If only the individual’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

General Recommendation

DWS’s policy is to generally vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

DWS’s policy is to generally vote case-by-case on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

■	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;
■	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;
■	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and
■	The scope and structure of the proposal.

Establish Other Board Committee Proposals

General Recommendation

■	DWS’s policy is to generally vote against shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:
■	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;
■	Level of disclosure regarding the issue for which board oversight is sought;
■	Company performance related to the issue for which board oversight is sought;
■	Board committee structure compared to that of other companies in its industry sector; and
■	The scope and structure of the proposal.

Filling Vacancies/Removal of Directors

General Recommendation

DWS’s policy is to generally vote against proposals that provide that directors may be removed only for cause.

■	DWS’s policy is to generally vote for proposals to restore shareholders’ ability to remove directors with or without cause.
■	DWS’s policy is to generally vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
■	DWS’s policy is to generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Board Chair

General Recommendation

DWS’s policy is to generally vote for shareholder proposals requiring that the board chair position be filled by an independent director, taking into consideration the following:

■	The scope and rationale of the proposal;
■	The company's current board leadership structure;
■	The company's governance structure and practices;
■	Company performance; and
■	Any other relevant factors that may be applicable.

The following factors will increase the likelihood of a “for” recommendation:

■	A majority non-independent board and/or the presence of non-independent directors on key board committees;
■	A weak or poorly defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;
■	The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;
■	Evidence that the board has failed to oversee and address material risks facing the company;
■	A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or
■	Evidence that the board has failed to intervene when management’s interests are contrary to shareholders' interests.

Majority of Independent Directors/Establishment of Independent Committees

General Recommendation

DWS’s policy is to generally vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by DWS’s definition of Independent Director.

DWS’s policy is to generally vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

Majority Vote Standard for the Election of Directors

General Recommendation

DWS’s policy is to generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections. DWS’s policy is to generally vote against such proposals if no carve-out for a plurality vote standard in contested elections is included.

DWS’s policy is to generally vote for precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Proxy Access

General Recommendation

DWS’s policy is to generally vote for management and shareholder proposals for proxy access with the following provisions:

■	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
■	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
■	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group; and
■	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

DWS will review for reasonableness any other restrictions on the right of proxy access. DWS’s policy is to generally vote against proposals that are more restrictive than these guidelines.

Require More Nominees than Open Seats

General Recommendation

DWS’s policy is to generally vote against shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

Shareholder Engagement Policy (Shareholder Advisory Committee)

General Recommendation

DWS’s policy is to generally vote for shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

■	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
■	Effectively disclosed information with respect to this structure to its shareholders;
■	Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and
■	The company has an independent chair or a lead director. This individual must be made available for periodic consultation and direct communication with major shareholders.

AUDIT-RELATED

Auditor Indemnification and Limitation of Liability

General Recommendation

DWS’s policy is to generally vote case-by-case on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:

■	The terms of the auditor agreement—the degree to which these agreements impact shareholders' rights;
■	The motivation and rationale for establishing the agreements;
■	The quality of the company’s disclosure; and
■	The company’s historical practices in the audit area.

DWS’s policy is to generally vote against or withhold from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

General Recommendation

DWS’s policy is to generally vote for proposals to ratify auditors unless any of the following apply:

■	An auditor has a financial interest in or association with the company, and is therefore not independent;
■	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
■	Poor accounting practices are identified that rise to a serious level of concern, such as fraud or misapplication of GAAP; or
■	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

■	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where "Other" fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Shareholder Proposals Limiting Non-Audit Services

General Recommendation

DWS’s policy is to generally vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Shareholder Proposals on Audit Firm Rotation

General Recommendation

DWS’s policy is to generally vote case-by-case on shareholder proposals asking for audit firm rotation, taking into account:

■	The tenure of the audit firm;
■	The length of rotation specified in the proposal;
■	Any significant audit-related issues at the company;
■	The number of Audit Committee meetings held each year;
■	The number of financial experts serving on the committee; and
■	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

SHAREHOLDER RIGHTS & DEFENSES

Advance Notice Requirements for Shareholder Proposals/Nominations

General Recommendation

DWS’s policy is to generally vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/nominations must be no earlier than 120 days prior to the anniversary of the previous year’s meeting and have a submittal window of no shorter than 30 days from the beginning of the notice period. The submittal window is the period under which shareholders must file their proposals/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Bylaws without Shareholder Consent

General Recommendation

DWS’s policy is to generally vote against proposals giving the board exclusive authority to amend the bylaws.

DWS’s policy is to generally vote case-by-case on proposals giving the board the ability to amend the bylaws in addition to shareholders, taking into account the following:

■	Any impediments to shareholders' ability to amend the bylaws (i.e., supermajority voting requirements);
■	The company's ownership structure and historical voting turnout;
■	Whether the board could amend bylaws adopted by shareholders; and
■	Whether shareholders would retain the ability to ratify any board-initiated amendments.

Control Share Acquisition Provisions

General Recommendation

DWS’s policy is to generally vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

DWS’s policy is to generally vote against proposals to amend the charter to include control share acquisition provisions. DWS’s policy is to generally vote for proposals to restore voting rights to the control shares.

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Control Share Cash - Out Provisions

General Recommendation

DWS’s policy is to generally vote for proposals to opt out of control share cash-out statutes.

Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Disgorgement Provisions

General Recommendation

DWS’s policy is to generally vote for proposals to opt out of state disgorgement provisions.

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

Fair Price Provisions

General Recommendation

DWS’s policy is to generally vote case-by-case on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

DWS’s policy is to generally vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

General Recommendation

DWS’s policy is to generally vote for proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

General Recommendation

DWS’s policy is to generally vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

DWS’s policy is to generally vote case-by-case on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Shareholder Litigation Rights

Federal Forum Selection Provisions

Federal forum selection provisions require that U.S federal courts be the sole forum for shareholders to litigate claims arising under federal securities law.

General Recommendation

DWS’s policy is to generally vote for federal forum selection provisions in the charter or bylaws that specify "the district courts of the United States" as the exclusive forum for federal securities law matters, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

DWS’s policy is to generally vote against provisions that restrict the forum to a particular federal district court; unilateral adoption (without a shareholder vote) of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Exclusive Forum Provisions for State Law Matters

Exclusive forum provisions in the charter or bylaws restrict shareholders’ ability to bring derivative lawsuits against the company, for claims arising out of state corporate law, to the courts of a particular state (generally the state of incorporation).

General Recommendation

DWS’s policy is to generally vote for charter or bylaw provisions that specify courts located within the state of Delaware as the exclusive forum for corporate law matters for Delaware corporations, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

For states other than Delaware, DWS’s policy is to generally vote case-by-case on exclusive forum provisions, taking into consideration:

■	The company's stated rationale for adopting such a provision;
■	Disclosure of past harm from duplicative shareholder lawsuits in more than one forum;
■	The breadth of application of the charter or bylaw provision, including the types of lawsuits to which it would apply and the definition of key terms; and
■	Governance features such as shareholders' ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the charter or bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

DWS’s policy is to generally vote against provisions that specify a state other than the state of incorporation as the exclusive forum for corporate law matters, or that specify a particular local court within the state; unilateral adoption of such provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Fee shifting

Fee-shifting provisions in the charter or bylaws require that a shareholder who sues a company unsuccessfully pay all litigation expenses of the defendant corporation and its directors and officers.

General Recommendation

DWS’s policy is to generally vote against provisions that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., including cases where the plaintiffs are partially successful).

Unilateral adoption of a fee-shifting provision will generally be considered an ongoing failure under the Unilateral Bylaw/Charter Amendments policy.

Net Operating Loss (NOL) Protective Amendments

General Recommendation

DWS’s policy is to generally vote against proposals to adopt a protective amendment for the stated purpose of protecting a company's net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

DWS’s policy is to generally vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

■	The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);
■	The value of the NOLs;
■	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
■	The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
■	Any other factors that may be applicable.

Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

General Recommendation

DWS’s policy is to generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) A shareholder-approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

■	Shareholders have approved the adoption of the plan; or
■	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, DWS’s policy is to generally vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Management Proposals to Ratify a Poison Pill

General Recommendation

DWS’s policy is to generally vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

■	No lower than a 20 percent trigger, flip-in or flip-over;
■	A term of no more than three years;
■	No deadhand, slowhand, no-hand, or similar feature that limits the ability of a future board to redeem the pill; and
■	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

General Recommendation

DWS’s policy is to generally vote against proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

DWS’s policy is to vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

■	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
■	The value of the NOLs;
■	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
■	The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
■	Any other factors that may be applicable.

Proxy Voting Disclosure, Confidentiality, and Tabulation

General Recommendation

DWS’s policy is to generally vote case-by-case on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company's vote-counting methodology.

While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:

■	The scope and structure of the proposal;
■	The company's stated confidential voting policy (or other relevant policies) and whether it ensures a "level playing field" by providing shareholder proponents with equal access to vote information prior to the annual meeting;
■	The company's vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;
■	Whether the company's disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;
■	Any recent controversies or concerns related to the company's proxy voting mechanics;
■	Any unintended consequences resulting from implementation of the proposal; and
■	Any other factors that may be relevant.

Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions

General Recommendation

DWS’s policy is to generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.

In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:

■	The presence of a shareholder proposal addressing the same issue on the same ballot;
■	The board's rationale for seeking ratification;
■	Disclosure of actions to be taken by the board should the ratification proposal fail;
■	Disclosure of shareholder engagement regarding the board’s ratification request;
■	The level of impairment to shareholders' rights caused by the existing provision;
■	The history of management and shareholder proposals on the provision at the company’s past meetings;
■	Whether the current provision was adopted in response to the shareholder proposal;
■	The company's ownership structure; and
■	Previous use of ratification proposals to exclude shareholder proposals.

Reimbursing Proxy Solicitation Expenses

General Recommendation

DWS’s policy is to generally vote case-by-case on proposals to reimburse proxy solicitation expenses.

When voting in conjunction with support of a dissident slate, DWS’s policy is to generally vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

DWS’s policy is to generally vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

■	The election of fewer than 50 percent of the directors to be elected is contested in the election;
■	One or more of the dissident’s candidates is elected;
■	Shareholders are not permitted to cumulate their votes for directors; and
■	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Reincorporation Proposals

General Recommendation

Management or shareholder proposals to change a company's state of incorporation should be evaluated case-by-case, giving consideration to both financial and corporate governance concerns including the following:

■	Reasons for reincorporation;
■	Comparison of company's governance practices and provisions prior to and following the reincorporation; and
■	Comparison of corporation laws of original state and destination state.

DWS’s policy is to generally vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

General Recommendation

DWS’s policy is to generally vote against management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

DWS’s policy is to generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

■	Shareholders' current right to act by written consent;
■	The consent threshold;
■	The inclusion of exclusionary or prohibitive language;
■	Investor ownership structure; and
■	Shareholder support of, and management's response to, previous shareholder proposals.

DWS’s policy is to vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

■	An unfettered[17] right for shareholders to call special meetings at a 10 percent threshold;
■	A majority vote standard in uncontested director elections;
■	No non-shareholder-approved pill; and
■	An annually elected board.

Shareholder Ability to Call Special Meetings

General Recommendation

DWS’s policy is to generally vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

17 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

DWS’s policy is to generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

■	Shareholders’ current right to call special meetings;
■	Minimum ownership threshold necessary to call special meetings (10 percent preferred);
■	The inclusion of exclusionary or prohibitive language;
■	Investor ownership structure; and
■	Shareholder support of, and management’s response to, previous shareholder proposals.

Stakeholder Provisions

General Recommendation

DWS’s policy is to generally vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

General Recommendation

DWS’s policy is to generally vote case-by-case on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

Supermajority Vote Requirements

General Recommendation

DWS’s policy is to generally vote against proposals to require a supermajority shareholder vote.

■	DWS’s policy is to generally vote for management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, DWS’s policy is to generally vote case-by-case, taking into account:
■	Ownership structure;
■	Quorum requirements; and
■	Vote requirements.

Virtual Shareholder Meetings

General Recommendation

DWS’s policy is to generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only18 meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

18 Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.

DWS’s policy is to vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:

■	Scope and rationale of the proposal; and
■	Concerns identified with the company’s prior meeting practices.

CAPITAL / RESTRUCTURING

Capital

Adjustments to Par Value of Common Stock

General Recommendation

DWS’s policy is to generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.

DWS’s policy is to vote for management proposals to eliminate par value.

Common Stock Authorization

General Authorization Requests

General Recommendation

DWS’s policy is to generally vote case-by-case on proposals to increase the number of authorized shares of common stock that are to be used for general corporate purposes:

■	if share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares;
■	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares;
■	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage; or
■	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.

DWS’s policy is to generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

■	The proposal seeks to increase the number of authorized shares of the class of common stock that has superior voting rights to other share classes;
■	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
■	The company has a non-shareholder approved poison pill (including an NOL pill); or
■	The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, DWS’s policy is to generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

■	In, or subsequent to, the company’s most recent 10-k filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
■	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
■	A government body has in the past year required the company to increase capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, DWS’s policy is to generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

Specific Authorization Requests

General Recommendation

DWS’s policy is to generally vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

■	twice the amount needed to support the transactions on the ballot, and
■	the allowable increase as calculated for general issuances above.

Dual Class Structure

General Recommendation

DWS’s policy is to generally vote against proposals to create a new class of common stock unless:

■	The company discloses a compelling rationale for the dual-class capital structure, such as:
■	The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or
■	The new class of shares will be transitory;
■	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
■	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

General Recommendation: DWS’s policy is to generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder-approved shareholder rights plan (poison pill).

Preemptive Rights

General Recommendation: DWS’s policy is to generally vote case-by-case on shareholder proposals that seek pre-emptive rights, taking into consideration:

■	The size of the company;
■	The shareholder base; and
■	The liquidity of the stock.

Preferred Stock Authorization

General Authorization Requests

General Recommendation

DWS’s policy is to generally vote case-by-case on proposals to increase the number of authorized shares of preferred stock that are to be used for general corporate purposes as follows:

■	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares;
■	If share usage is 50% to 100% of the current authorized, vote for an increase up to 100% of current authorized shares;
■	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage;
■	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization; or
■	If no preferred shares are currently issued and outstanding, vote against the request, unless the company discloses a specific use for the shares.

DWS’s policy is to generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

■	If the shares requested are blank check preferred shares that can be used for antitakeover purposes[19];
■	The company seeks to increase a class of non-convertible preferred shares entitled to more than one vote per share on matters that do not solely affect the rights of preferred stockholders “supervoting shares”);
■	The company seeks to increase a class of convertible preferred shares entitled to a number of votes greater than the number of common shares into which they are convertible (“supervoting shares”) on matters that do not solely affect the rights of preferred stockholders;
■	The stated intent of the increase in the general authorization is to allow the company to increase an existing designated class of supervoting preferred shares;
■	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
■	The company has a non-shareholder approved poison pill (including NOL pill); or
■	The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

19 To be acceptable, appropriate disclosure would be needed that the shares are “declawed”; i.e., representation by the board that it will not, without prior stockholder approval, issue or use the preferred stock for any defensive or anti-takeover purpose or for the purpose of implementing any stockholder rights plan.

However, DWS’s policy is to generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

■	In, or subsequent to, the company’s most recent 10-k filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
■	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
■	A government body has in the past year required the company to increase capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, DWS’s policy is to generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

Specific Authorization Requests

General Recommendation

DWS’s policy is to generally vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

■	twice the amount needed to support the transactions on the ballot, and
■	the allowable increase as calculated for general issuances above.

Recapitalization Plans

General Recommendation

DWS’s policy is to generally vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following:

■	More simplified capital structure;
■	Enhanced liquidity;
■	Fairness of conversion terms;
■	Impact on voting power and dividends;
■	Reasons for the reclassification;
■	Conflicts of interest; and
■	Other alternatives considered.

Reverse Stock Splits

General Recommendation

DWS’s policy is to generally vote for management proposals to implement a reverse stock split if:

■	The number of authorized shares will be proportionately reduced; or
■	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS's Common Stock Authorization policy.

DWS’s policy is to generally vote case-by-case on proposals that do not meet either of the above conditions, taking into consideration the following factors:

■	Stock exchange notification to the company of a potential delisting;
■	Disclosure of substantial doubt about the company's ability to continue as a going concern without additional financing;
■	The company's rationale; or
■	Other factors as applicable.

Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.

General Recommendation

For U.S. domestic Issuers incorporated outside the U.S. and listed solely on a U.S. exchange, DWS’ policy is to generally vote for resolutions to authorize the issuance of common shares up to 20% of currently issued common share capital, where not tied to a specific transaction or financing proposal.

For pre-revenue or other early-stage companies that are heavily reliant on periodic equity financing, DWS’ policy is to generally vote for resolutions to authorize the issuance of common shares up to 50% of currently issued common share capital. The burden of proof will be on the company to establish that it has a need for the higher limit.

Renewal of such mandates should be sought at each year’s annual meeting.

DWS’s policy is to generally vote case-by-case on share issuances for a specific transaction or financing proposal.

Share Repurchase Programs

General Recommendation

For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, DWS’s policy is to generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns regarding:

■	Greenmail,
■	The use of buybacks to inappropriately manipulate incentive compensation metrics,
■	Threats to the company's long-term viability, or
■	Other company-specific factors as warranted.

DWS’s policy is to generally vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.

Share Repurchase Programs Shareholder Proposals

General Recommendation

DWS’s policy is to generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. DWS’s policy is to generally vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Distributions: Splits and Dividends

General Recommendation

DWS’s policy is to generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in accordance with ISS's Common Stock Authorization policy.

Tracking Stock

General Recommendation

DWS’s policy is to generally vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

■	Adverse governance changes;
■	Excessive increases in authorized capital stock;
■	Unfair method of distribution;
■	Diminution of voting rights;
■	Adverse conversion features;
■	Negative impact on stock option plans; and
■	Alternatives such as spin-off.

Restructuring

Appraisal Rights

General Recommendation

DWS’s policy is to generally vote for proposals to restore or provide shareholders with rights of appraisal.

Asset Purchases

General Recommendation

DWS’s policy is to generally vote case-by-case on asset purchase proposals, considering the following factors:

■	Purchase price;
■	Fairness opinion;
■	Financial and strategic benefits;
■	How the deal was negotiated;
■	Conflicts of interest;
■	Other alternatives for the business; and
■	Non-completion risk.

Asset Sales

General Recommendation

DWS’s policy is to generally vote case-by-case on asset sales, considering the following factors:

■	Impact on the balance sheet/working capital;
■	Potential elimination of diseconomies;
■	Anticipated financial and operating benefits;
■	Anticipated use of funds;
■	Value received for the asset;
■	Fairness opinion;
■	How the deal was negotiated; and
■	Conflicts of interest.

Bundled Proposals

General Recommendation

DWS’s policy is to generally vote case-by-case on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

General Recommendation

DWS’s policy is to generally vote case-by-case on proposals regarding conversion of securities. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

DWS’s policy is to vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

General Recommendation

DWS’s policy is to generally vote case-by-case on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

■	Dilution to existing shareholders' positions;
■	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;
■	Financial issues - company's financial situation; degree of need for capital; use of proceeds; effect of the financing on the company's cost of capital;
■	Management's efforts to pursue other alternatives;
■	Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and
■	Conflict of interest - arm's length transaction, managerial incentives.

DWS’s policy is to generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

General Recommendation

DWS’s policy is to generally vote case-by-case on proposals regarding the formation of a holding company, taking into consideration the following:

■	The reasons for the change;
■	Any financial or tax benefits;
■	Regulatory benefits;
■	Increases in capital structure; and
■	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend for the transaction, DWS’s policy is to generally vote against the formation of a holding company if the transaction would include either of the following:

■	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or
■	Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

General Recommendation

DWS’s policy is to generally vote case-by-case on going private transactions, taking into account the following:

■	Offer price/premium;
■	Fairness opinion;
■	How the deal was negotiated;
■	Conflicts of interest;
■	Other alternatives/offers considered; and
■	Non-completion risk.

DWS’s policy is to vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

■	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock); and
■	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:

Are all shareholders able to participate in the transaction?

Will there be a liquid market for remaining shareholders following the transaction?

Does the company have strong corporate governance?

Will insiders reap the gains of control following the proposed transaction?

Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

Joint Ventures

General Recommendation

DWS’s policy is to generally vote case-by-case on proposals to form joint ventures, taking into account the following:

■	Percentage of assets/business contributed;
■	Percentage ownership;
■	Financial and strategic benefits;
■	Governance structure;
■	Conflicts of interest;
■	Other alternatives; and
■	Non-completion risk.

Liquidations

General Recommendation

DWS’s policy is to generally vote case-by-case on liquidations, taking into account the following:

■	Management’s efforts to pursue other alternatives;
■	Appraisal value of assets; and
■	The compensation plan for executives managing the liquidation.

DWS’s policy is to generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

General Recommendation

DWS’s policy is to generally vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

■	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.
■	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
■	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
■	Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
■	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
■	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Private Placements/Warrants/Convertible Debentures

General Recommendation

DWS’s policy is to generally vote case-by-case on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

■	Dilution to existing shareholders' position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent pre-emptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of "out of the money" warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company's stock price that must occur to trigger the dilutive event.
■	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):

The terms of the offer should be weighed against the alternatives of the company and in light of company's financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry, and anticipation of future performance.

■	Financial issues:

The company's financial condition;

Degree of need for capital;

Use of proceeds;

Effect of the financing on the company's cost of capital;

Current and proposed cash burn rate; and

Going concern viability and the state of the capital and credit markets.

■	Management's efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger, or sale of part or all of the company.
■	Control issues:

Change in management;

Change in control;

Guaranteed board and committee seats;

Standstill provisions;

Voting agreements;

Veto power over certain corporate actions; and

Minority versus majority ownership and corresponding minority discount or majority control premium.

■	Conflicts of interest:

Conflicts of interest should be viewed from the perspective of the company and the investor; and

Were the terms of the transaction negotiated at arm's length? Are managerial incentives aligned with shareholder interests?

■	Market reaction:

The market's response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analysing the one-day impact on the unaffected stock price.

DWS’s policy is to generally vote for the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reorganization/Restructuring Plan (Bankruptcy)

General Recommendation

DWS’s policy is to generally vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

■	Estimated value and financial prospects of the reorganized company;
■	Percentage ownership of current shareholders in the reorganized company;
■	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);
■	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);
■	Existence of a superior alternative to the plan of reorganization; and
■	Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

General Recommendation

DWS’s policy is to generally vote case-by-case on SPAC mergers and acquisitions taking into account the following:

■	Valuation - Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.
■	Market reaction - How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analysing the one-day impact on the unaffected stock price.
■	Deal timing - A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.
■	Negotiations and process - What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.
■	Conflicts of interest - How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80 percent rule (the charter requires that the fair market value of the target is at least equal to 80 percent of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.
■	Voting agreements - Are the sponsors entering into enter into any voting agreements/tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?
■	Governance - What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions

The main purpose of SPACs is to identify and acquire a viable target within a specified timeframe, and failure to achieve this objective within the allotted time calls into question management’s ability to execute its primary objective. The end of that timeframe is generally referred to as the termination date.

General Recommendation

DWS’s policy is to generally support requests to extend the termination date by up to one year from the SPAC’s original termination date (inclusive of any built in extension options, and accounting for prior extension requests).

Other factors that may be considered include: any added incentives, business combination status, other amendment terms, and, if applicable, use of money in the trust fund to pay excise taxes on redeemed shares.

Spin-offs

General Recommendation

DWS’s policy is to generally vote case-by-case on spin-offs, considering:

■	Tax and regulatory advantages;
■	Planned use of the sale proceeds;
■	Valuation of spinoff;
■	Fairness opinion;
■	Benefits to the parent company;
■	Conflicts of interest;
■	Managerial incentives;
■	Corporate governance changes; and
■	Changes in the capital structure.

Value Maximization Shareholder Proposals

General Recommendation

DWS’s policy is to generally vote case-by-case on shareholder proposals seeking to maximize shareholder value by:

■	Hiring a financial advisor to explore strategic alternatives;
■	Selling the company; or
■	Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

■	Prolonged poor performance with no turnaround in sight;
■	Signs of entrenched board and management (such as the adoption of takeover defenses);
■	Strategic plan in place for improving value;
■	Likelihood of receiving reasonable value in a sale or dissolution; and
■	The company actively exploring its strategic options, including retaining a financial advisor.

COMPENSATION

Executive Pay Evaluation

Advisory Votes on Executive Compensation—Management Proposals (Say-on-Pay)

General Recommendation

DWS’s policy is to generally vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

DWS’s policy is to vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:

■	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
■	The company maintains significant problematic pay practices; or
■	The board exhibits a significant level of poor communication and responsiveness to shareholders.

DWS’s policy is to generally vote against or withhold from the members of the Compensation Committee and potentially the full board if:

■	There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
■	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
■	The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or
■	The situation is egregious.

Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")

General Recommendation

DWS’s policy is to generally vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

General Recommendation

DWS’s policy is to generally vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers but also considering new or extended arrangements.

Features that may result in an “against” recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

■	Single- or modified-single-trigger cash severance;
■	Single-trigger acceleration of unvested equity awards;
■	Full acceleration of equity awards granted shortly before the change in control;
■	Acceleration of performance awards above the target level of performance without compelling rationale;
■	Excessive cash severance (generally >3x base salary and bonus);
■	Excise tax gross-ups triggered and payable; or
■	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value);
■	Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or
■	The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), DWS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

General Recommendation

DWS’s policy is to generally vote case-by-case on certain equity-based compensation plans20 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "Equity Plan Scorecard" (EPSC) approach with three pillars:

■	Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

SVT based only on new shares requested plus shares remaining for future grants.

■	Plan Cost:

Quality of disclosure around vesting upon a change in control (CIC);

Discretionary vesting authority;

Liberal share recycling on various award types;

Lack of minimum vesting period for grants made under the plan; and

Dividends payable prior to award vesting.

■	Grant Practices:

The company’s three-year burn rate relative to its industry/market cap peers;

Vesting requirements in CEO's recent equity grants (3-year look-back);

The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);

The proportion of the CEO's most recent equity grants/awards subject to performance conditions;

Whether the company maintains a sufficient claw-back policy; and

Whether the company maintains sufficient post-exercise/vesting share-holding requirements.

20 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

DWS’s policy is to generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors ("overriding factors") apply:

■	Awards may vest in connection with a liberal change-of-control definition;
■	The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);
■	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;
■	The plan is excessively dilutive to shareholders' holdings;
■	The plan contains an evergreen (automatic share replenishment) feature; or
■	Any other plan features are determined to have a significant negative impact on shareholder interests.

Further Information on certain EPSC Factors:

Shareholder Value Transfer (SVT)

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full-value awards), the assumption is made that all awards to be granted will be the most expensive types.

For proposals that are not subject to the Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s benchmark.21

Three-Year Value-Adjusted Burn Rate

A “Value-Adjusted Burn Rate” is used for stock plan valuations. Value-Adjusted Burn Rate benchmarks will be calculated as the greater of: (1) an industry-specific threshold based on three-year burn rates within the company's GICS group segmented by S&P 500, Russell 3000 index (less the S&P 500) and non-Russell 3000 index; and (2) a de minimis threshold established separately for each of the S&P 500, the Russell 3000 index less the S&P 500, and the non-Russell 3000 index. Year-over-year burn-rate benchmark changes will be limited to a predetermined range above or below the prior year's burn-rate benchmark.

The Value-Adjusted Burn rate is calculated as follows:

Value-Adjusted Burn Rate = ((# of options * option’s dollar value using a Black-Scholes model) + (# of full-value awards * stock price)) / (Weighted average common shares * stock price).

Egregious Factors

Liberal Change in Control Definition

DWS’s policy is to generally vote against equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change in control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Repricing Provisions

DWS’s policy is to generally vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. "Repricing" typically includes the ability to do any of the following:

■	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;
■	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs;
■	Cancel underwater options in exchange for stock awards; or
■	Provide cash buyouts of underwater options.

DWS’s policy is to generally vote against or withhold from members of the Compensation Committee who approved repricing (as defined above or otherwise determined by ISS), without prior shareholder approval, even if such repricings are allowed in their equity plan.

21 For plans evaluated under the Equity Plan Scorecard policy, the company's SVT benchmark is considered along with other factors.

DWS’s policy is to generally vote against plans that do not expressly prohibit repricing or cash buyout of underwater options without shareholder approval if the company has a history of repricing/buyouts without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Problematic Pay Practices or Significant Pay-for-Performance Disconnect

If the equity plan on the ballot is a vehicle for problematic pay practices, DWS’s policy is to generally vote against the plan.

DWS’s policy is to generally vote against an equity plan if the plan is determined to be a vehicle for pay-for-performance misalignment. Considerations in voting against the equity plan may include, but are not limited to:

■	Severity of the pay-for-performance misalignment;
■	Whether problematic equity grant practices are driving the misalignment; and/or
■	Whether equity plan awards have been heavily concentrated to the CEO and/or the other NEOs.

Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))

General Recommendation: DWS’s policy is to generally vote case-by-case on amendments to cash and equity incentive plans.

DWS’s policy is to generally vote for proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

■	Addresses administrative features only; or
■	Seeks approval for Section 162(m) purposes only and the plan administering committee consists entirely of independent directors. Note that if the company is presenting the plan to shareholders for the first time for any reason (including after the company’s initial public offering), or if the proposal is bundled with other material plan amendments, then the recommendation will be case-by-case (see below).

DWS’s policy is to generally vote against proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

■	Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent directors.

DWS’s policy is to generally vote case-by-case on all other proposals to amend c ash incentive plans. This includes plans presented to shareholders for the first time after the company's IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes.

DWS’s policy is to generally vote case-by-case on all other proposals to amend equity incentive plans, considering the following:

■	If the proposal requests additional shares and/or the amendments include a term extension or addition of full value awards as an award type, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments;
■	If the plan is being presented to shareholders for the first time (including after the company's IPO), whether or not additional shares are being requested, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments; and
■	If there is no request for additional shares and the amendments do not include a term extension or addition of full value awards as an award type, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown only for informational purposes.

In the first two case-by-case evaluation scenarios, the EPSC evaluation/score is the more heavily weighted consideration.

Specific Treatment of Certain Award Types in Equity Plan Evaluations

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

Other Compensation Plans

401(k) Employee Benefit Plans

General Recommendation

DWS’s policy is to generally vote for proposals to implement a 401(k) savings plan for employees.

Employee Stock Ownership Plans (ESOPs)

General Recommendation: DWS’s policy is to generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans—Qualified Plans

General Recommendation

DWS’s policy is to generally vote case-by-case on qualified employee stock purchase plans. DWS’s policy is to generally vote for employee stock purchase plans where all of the following apply:

■	Purchase price is at least 85 percent of fair market value;
■	Offering period is 27 months or less; and
■	The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

DWS’s policy is to generally vote against qualified employee stock purchase plans where when the plan features do not meet all of the above criteria.

Employee Stock Purchase Plans—Non-Qualified Plans

General Recommendation

DWS’s policy is to generally vote case-by-case on nonqualified employee stock purchase plans. DWS’s policy is to generally vote for nonqualified employee stock purchase plans with all the following features:

■	Broad-based participation;
■	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
■	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and
■	No discount on the stock price on the date of purchase when there is a company matching contribution.

DWS’s policy is to generally vote against nonqualified employee stock purchase plans when the plan features do not meet all of the above criteria. If the matching contribution or effective discount exceeds the above, DWS may evaluate the SVT cost of the plan as part of the assessment.

Option Exchange Programs/Repricing Options

General Recommendation

DWS’s policy is to generally vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:

■	Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
■	Rationale for the re-pricing--was the stock price decline beyond management's control;
■	Is this a value-for-value exchange;
■	Are surrendered stock options added back to the plan reserve;
■	Timing--repricing should occur at least one year out from any precipitous drop in company's stock price;
■	Option vesting--does the new option vest immediately or is there a black-out period;
■	Term of the option--the term should remain the same as that of the replaced option;
■	Exercise price--should be set at fair market or a premium to market; and
■	Participants--executive officers and directors must be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing and warrants additional scrutiny. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

DWS’s policy is to generally vote for shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

General Recommendation

DWS’s policy is to generally vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

DWS’s policy is to generally vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

DWS’s policy is to generally vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, DWS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

General Recommendation

One-time Transfers: DWS’s policy is to generally vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

DWS’s policy is to generally vote case-by-case on one-time transfers. DWS’s policy is to generally vote for such proposals if:

■	Executive officers and non-employee directors are excluded from participating;
■	Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models; and
■	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: DWS’s policy is to generally vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

■	Eligibility;
■	Vesting;
■	Bid-price;
■	Term of options;
■	Cost of the program and impact of the TSOs on company’s total option expense; and
■	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Director Compensation

Shareholder Ratification of Director Pay Programs

General Recommendation

DWS’s policy is to generally vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:

■	If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and
■	An assessment of the following qualitative factors:

The relative magnitude of director compensation as compared to companies of a similar profile;

The presence of problematic pay practices relating to director compensation;

Director stock ownership guidelines and holding requirements;

Equity award vesting schedules;

The mix of cash and equity-based compensation;

Meaningful limits on director compensation;

The availability of retirement benefits or perquisites; and

The quality of disclosure surrounding director compensation.

Equity Plans for Non-Employee Directors

General Recommendation

DWS’s policy is to generally vote case-by-case on compensation plans for non-employee directors, based on:

■	The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;
■	The company’s three-year burn rate relative to its industry/market cap peers (in certain circumstances); and
■	The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

On occasion, non-employee director stock plans will exceed the plan cost or burn-rate benchmarks when combined with employee or executive stock plans. In such cases, DWS’s policy is to generally vote case-by-case on the plan taking into consideration the following qualitative factors:

■	The relative magnitude of director compensation as compared to companies of a similar profile;
■	The presence of problematic pay practices relating to director compensation;
■	Director stock ownership guidelines and holding requirements;
■	Equity award vesting schedules;
■	The mix of cash and equity-based compensation;
■	Meaningful limits on director compensation;
■	The availability of retirement benefits or perquisites; and
■	The quality of disclosure surrounding director compensation.

Non-Employee Director Retirement Plans

General Recommendation

DWS’s policy is to generally vote against retirement plans for non-employee directors. DWS’s policy is to generally vote for shareholder proposals to eliminate retirement plans for non-employee directors.

Shareholder Proposals on Compensation

Bonus Banking/Bonus Banking “Plus”

General Recommendation

DWS’s policy is to generally vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

■	The company’s past practices regarding equity and cash compensation;
■	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and
■	Whether the company has a rigorous claw-back policy in place.

Compensation Consultants—Disclosure of Board or Company’s Utilization

General Recommendation

DWS’s policy is to generally vote for shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

General Recommendation

DWS’s policy is to generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

DWS’s policy is to generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation (such as types of compensation elements or specific metrics) to be used for executive or directors.

DWS’s policy is to generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

DWS’s policy is to generally vote case-by-case on all other shareholder proposals regarding executive and director pay, taking into account relevant factors, including but not limited to: company performance, pay level and design versus peers, history of compensation concerns or pay-for-performance disconnect, and/or the scope and prescriptive nature of the proposal.

Golden Coffins/Executive Death Benefits

General Recommendation

DWS’s policy is to generally vote for proposals calling for companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

General Recommendation

DWS’s policy is to generally vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

■	The percentage/ratio of net shares required to be retained;
■	The time period required to retain the shares;
■	Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;
■	Whether the company has any other policies aimed at mitigating risk taking by executives;
■	Executives' actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and
■	Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.

Pay Disparity

General Recommendation

DWS’s policy is to generally vote case-by-case on proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The following factors will be considered:

■	The company’s current level of disclosure of its executive compensation setting process, including how the company considers pay disparity;
■	If any problematic pay practices or pay-for-performance concerns have been identified at the company; and
■	The level of shareholder support for the company's pay programs.

DWS’s policy is to generally vote against proposals calling for the company to use the pay disparity analysis or pay ratio in a specific way to set or limit executive pay.

Pay for Performance/Performance-Based Awards

General Recommendation

DWS’s policy is to generally vote case-by-case on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

■	First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a meaningful premium to be considered performance-based awards; and
■	Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.

DWS’s policy is to generally vote for the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

General Recommendation

DWS’s policy is to generally vote case-by-case on shareholder proposals that request the board establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives. These proposals generally include the following principles:

■	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;
■	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;
■	Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;
■	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies; and
■	Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

■	What aspects of the company’s annual and long-term equity incentive programs are performance driven?
■	If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?
■	Can shareholders assess the correlation between pay and performance based on the current disclosure?
■	What type of industry and stage of business cycle does the company belong to?

Pre-Arranged Trading Plans (10b5-1 Plans)

General Recommendation

DWS’s policy is to generally vote for shareholder proposals calling for the addition of certain safeguards in prearranged trading plans (10b5-1 plans) for executives. Safeguards may include:

■	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed in a Form 8-K;
■	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;
■	Request that a certain number of days that must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
■	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
■	An executive may not trade in company stock outside the 10b5-1 Plan; or
■	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Prohibit Outside CEOs from Serving on Compensation Committees

General Recommendation: DWS’s policy is to generally vote against proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

Recoupment of Incentive or Stock Compensation in Specified Circumstances

General Recommendation

DWS’s policy is to generally vote case-by-case on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company's financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive's fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.

In considering whether to support such shareholder proposals, DWS will take into consideration the following factors:

■	If the company has adopted a formal recoupment policy;
■	The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;
■	Whether the company has chronic restatement history or material financial problems;
■	Whether the company’s policy substantially addresses the concerns raised by the proponent;
■	Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; or
■	Any other relevant factors.

Severance and Golden Parachute Agreements

General Recommendation

DWS’s policy is to generally vote case-by-case on shareholder proposals requiring that executive severance (including change-in-control related) arrangements or payments be submitted for shareholder ratification.

Factors that will be considered include, but not limited to:

■	The company’s severance or change-in-control agreements in place, and the presence of problematic features (such as excessive severance entitlements, single triggers, excise tax gross-ups, etc.);
■	Any existing limits on cash severance payouts or policies which require shareholder ratification of severance payments exceeding a certain level;
■	Any recent severance-related controversies; and
■	Whether the proposal is overly prescriptive, such as requiring shareholder approval of severance that does not exceed market norms.

Share Buyback Impact on Incentive Program Metrics

General Recommendation

DWS’s policy is to generally vote case-by-case on proposals requesting the company exclude the impact of share buybacks from the calculation of incentive program metrics, considering the following factors:

■	The frequency and timing of the company's share buybacks;
■	The use of per-share metrics in incentive plans;
■	The effect of recent buybacks on incentive metric results and payouts; and
■	Whether there is any indication of metric result manipulation.

Supplemental Executive Retirement Plans (SERPs)

General Recommendation

DWS’s policy is to generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

DWS’s policy is to generally vote for shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary or those pay elements covered for the general employee population.

Tax Gross-Up Proposals

General Recommendation

DWS’s policy is to generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

General Recommendation

DWS’s policy is to generally vote case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

■	The company's current treatment of equity upon employment termination and/or in change-in-control situations (i.e., vesting is double triggered and/or pro rata, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.); and
■	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

DWS’s policy is to generally vote for proposals seeking a policy that prohibits automatic acceleration of the vesting of equity awards to senior executives upon a voluntary termination of employment or in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

ROUTINE / MISCELLANEOUS

Adjourn Meeting

General Recommendation

DWS’s policy is to generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

DWS’s policy is to generally vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. DWS’s policy is to generally vote against proposals if the wording is too vague or if the proposal includes "other business."

Amend Quorum Requirements

General Recommendation

DWS’s policy is to generally vote case-by-case on proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding, taking into consideration:

■	The new quorum threshold requested;
■	The rationale presented for the reduction;
■	The market capitalization of the company (size, inclusion in indices);
■	The company’s ownership structure;
■	Previous voter turnout or attempts to achieve quorum;
■	Any provisions or commitments to restore quorum to a majority of shares outstanding, should voter turnout improve sufficiently; and
■	Other factors as appropriate.

In general, a quorum threshold kept as close to a majority of shares outstanding as is achievable is preferred.

DWS’s policy is to generally vote case-by-case on directors who unilaterally lower the quorum requirements below a majority of the shares outstanding, taking into consideration the factors listed above.

Amend Minor Bylaws

General Recommendation

DWS’s policy is to generally vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

General Recommendation

DWS’s policy is to generally vote for proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

Change Date, Time, or Location of Annual Meeting

General Recommendation

DWS’s policy is to generally vote for management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

DWS’s policy is to generally vote against shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

General Recommendation

DWS’s policy is to generally vote against proposals to approve other business when it appears as a voting item.

SOCIAL AND ENVIRONMENTAL ISSUES

General Approach

DWS’s policy considers the recommendations of the ISS Sustainability Proxy Voting Guidelines for social and environmental proposals. DWS’s policy is to generally vote for social and environmental shareholder proposals that are in the best economic interest of clients. DWS’s general policy is to vote for disclosure reports that seek additional information particularly when it appears companies have not adequately addressed shareholders' social, workforce, and environmental concerns. In determining vote recommendations on shareholder social, workforce, and environmental proposals, DWS will analyze the following factors:

■	Whether the proposal itself is well framed and reasonable;
■	Whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value
■	Whether the company’s analysis and voting recommendation to shareholders is persuasive
■	The degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing
■	Whether the subject of the proposal is best left to the discretion of the board
■	Whether the issues presented in the proposal are best dealt with through legislation, government regulation, or company-specific action
■	The company’s approach compared with its peers or any industry standard practices for addressing the issue(s) raised by the proposal
■	Whether the company has already responded in an appropriate or sufficient manner to the issue(s) raised by the proposal
■	Whether there are significant controversies, fines, penalties or litigation associated with the company’s practices related to the issue(s) raised in the proposal
■	If the proposal requests increased disclosure or greater transparency, whether sufficient information is publicly available to shareholders and whether it would be unduly burdensome for the company to compile and avail the requested information to shareholders in a more comprehensive or amalgamated fashion; and
■	Whether implementation of the proposal would achieve the objectives sought in the proposal

Endorsement of Principles

General Recommendation

DWS’s policy is to generally vote case-by-case on proposals seeking a company's endorsement of principles that support a particular public policy position. Endorsing a set of principles may require a company to take a stand on an issue that is beyond its own control and may limit its flexibility with respect to future developments. Management and the board should be afforded the flexibility to make decisions on specific public policy positions based on their own assessment of the most beneficial strategies for the company.

Animal Welfare

Animal Welfare Policies

General Recommendation

DWS’s policy is to generally vote for proposals seeking a report on a company’s animal welfare standards, or animal welfare-related risks, considering whether:

■	The company has already published a set of animal welfare standards and monitors compliance;
■	The company’s standards are comparable to industry peers; and
■	There are no recent significant fines, litigation, or controversies related to the company’s and/or its suppliers' treatment of animals.

Animal Testing

General Recommendation

DWS’s policy is to generally vote case-by-case on proposals to phase out the use of animals in product testing, considering whether:

■	The company is conducting animal testing programs that are unnecessary or not required by regulation;
■	The company is conducting animal testing when suitable alternatives are commonly accepted and used by industry peers; or
■	There are recent, significant fines or litigation related to the company’s treatment of animals.

Animal Slaughter

General Recommendation

DWS’s policy is to generally vote case-by-case on proposals requesting the implementation of Controlled Atmosphere Killing (CAK) methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

DWS’s policy is to generally vote case-by-case on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

Consumer Issues

Genetically Modified Ingredients

General Recommendation

DWS’s policy is to generally vote case-by-case on proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products.

DWS’s policy is to generally vote for proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:

■	The potential impact of such labelling on the company's business;
■	The quality of the company’s disclosure on GE product labelling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and
■	Company’s current disclosure on the feasibility of GE product labelling.

DWS’s policy is to generally vote against proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs).

DWS’s policy is to generally vote against proposals to phase out GE ingredients from the company's products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products.

Reports on Potentially Controversial Business/Financial Practices

General Recommendation

DWS’s policy is to generally vote for requests for reports on a company’s potentially controversial business or financial practices or products, taking into account:

■	Whether the company has adequately disclosed mechanisms in place to prevent abuses;
■	Whether the company has adequately disclosed the financial risks of the products/practices in question;
■	Whether the company has been subject to violations of related laws or serious controversies; and
■	Peer companies’ policies/practices in this area.

Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation

General Recommendation

DWS’s policy is to generally vote against proposals requesting that companies implement specific price restraints on pharmaceutical products taking into account whether the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.

DWS’s policy is to generally vote for proposals requesting that a company report on its product pricing or access to medicine policies, considering:

■	The potential for reputational, market, and regulatory risk exposure;
■	Existing disclosure of relevant policies;
■	Deviation from established industry norms;
■	Relevant company initiatives to provide research and/or products to disadvantaged consumers;
■	Whether the proposal focuses on specific products or geographic regions;
■	The potential burden and scope of the requested report; and
■	Recent significant controversies, litigation, or fines at the company.

DWS’s policy is to generally vote for proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

DWS’s policy is to generally vote case-by-case on proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.

Product Safety and Toxic/Hazardous Materials

General Recommendation

DWS’s policy is to generally vote for proposals requesting that a company report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, considering whether:

■	The company already discloses similar information through existing reports such as a supplier code of conduct and/or a sustainability report;
■	The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; or
■	The company has not been recently involved in relevant significant controversies, fines, or litigation.

DWS’s policy is to generally vote for resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

■	The company’s current level of disclosure regarding its product safety policies, initiatives, and oversight mechanisms;
■	Current regulations in the markets in which the company operates; and
■	Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

DWS’s policy is to generally vote against resolutions requiring that a company reformulate its products.

Tobacco-Related Proposals

General Recommendation

DWS’s policy is to generally vote case-by-case on resolutions regarding the advertisement of tobacco products, considering:

■	Recent related fines, controversies, or significant litigation;
■	Whether the company complies with relevant laws and regulations on the marketing of tobacco;
■	Whether the company’s advertising restrictions deviate from those of industry peers;
■	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; and
■	Whether restrictions on marketing to youth extend to foreign countries.

DWS’s policy is to generally vote case-by-case on proposals regarding second-hand smoke, considering;

■	Whether the company complies with all laws and regulations;
■	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness; and
■	The risk of any health-related liabilities.

DWS’s policy is to generally vote against resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

DWS’s policy is to generally vote against proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

Climate Change

Environmental Justice

DWS will generally vote against shareholder proposals requesting disclosure of an environmental justice report or assessment where communities of color and low-income communities are disproportionately impacted by environmental pollution.

Financed Emissions

For financial institutions and companies providing financial services, DWS will generally vote against shareholder proposals requesting companies to increase disclosure of its financed emissions.

DWS will generally vote against shareholder proposals requesting companies adopt a policy to reduce their financed emissions.

Just Transition

DWS will generally vote against shareholder proposals requesting just transition or labor protection disclosures.

Natural Capital

DWS will generally vote against shareholder proposals requesting disclosure of biodiversity’s impact.

DWS will generally vote against shareholder proposals requesting companies to increase disclosure and/or to adopt sustainable sourcing policies with regards to natural capital related risks and impacts.

Say on Climate (SoC) Management Proposals

General Recommendation

DWS’s policy is to generally vote case-by-case on management proposals that request shareholders to approve the company’s transition action plan22, taking into account the completeness and rigor of the plan.

22 Variations of this request also include climate transition related ambitions, or commitment to reporting on the implementation of a climate plan.

Information that will be considered where available includes the following:

■	The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;
■	Disclosure of its operational and supply chain Green House Gas (GHG) emissions (Scopes 1, 2, and 3);
■	The completeness, feasibility and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions (Scopes 1, 2 and 3 if relevant);
■	Whether the company has sought and received third-party approval that its targets are science-based;
■	Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;
■	Whether the company’s climate data has received third-party assurance;
■	Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;
■	Whether there are specific industry decarbonization challenges; and
■	The company’s related commitment, disclosure, and performance compared to its industry peers.

Say on Climate (SoC) Shareholder Proposals

General Recommendation

DWS’s policy is to generally vote case-by-case on shareholder proposals that request the company to disclose a report on providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan, taking into account information such as the following:

■	The completeness, feasibility and rigor of the company’s climate-related disclosure;
■	The company’s actual GHG emissions performance;
■	Whether the company has been the subject of recent, significant violations, fines litigation, or controversy related to its GHG emissions; and
■	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.

Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation

DWS’s policy is to generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:

■	Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
■	The company's level of disclosure compared to industry peers; and
■	Whether there are significant controversies, fines, penalties, or litigation associated with the company's climate change-related performance.

DWS’s policy is to generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, considering whether:

■	The company already discloses current, publicly available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
■	The company's level of disclosure is comparable to that of industry peers; or
■	There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.

DWS’s policy is to generally vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

■	Whether the company provides disclosure of year-over-year GHG emissions performance data;
■	Whether company disclosure lags behind industry peers;
■	The company's actual GHG emissions performance;
■	The company's current GHG emission policies, oversight mechanisms, and related initiatives; and
■	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Energy Efficiency

General Recommendation

DWS’s policy is to generally vote for proposals requesting that a company report on its energy efficiency policies, considering whether:

■	The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or
■	The proponent requests adoption of specific energy efficiency goals within specific timelines.

Renewable Energy

General Recommendation

DWS’s policy is to generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company’s line of business.

DWS’s policy is to generally vote case-by-case on proposals seeking increased investment in renewable energy resources taking into consideration whether the terms of the resolution are overly restrictive.

DWS’s policy is to generally vote case-by-case on proposals that call for the adoption of renewable energy goals, taking into account:

■	The scope and structure of the proposal;
■	The company's current level of disclosure on renewable energy use and GHG emissions; and
■	The company's disclosure of policies, practices, and oversight implemented to manage GHG emissions and mitigate climate change risks.

Diversity

Board Diversity

General Recommendation

DWS’s policy is to generally vote for requests for reports on a company's efforts to diversify the board, considering whether:

■	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; or
■	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

DWS’s policy is to generally vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

■	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
■	The level of gender and racial minority representation that exists at the company’s industry peers;
■	The company’s established process for addressing gender and racial minority board representation;
■	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
■	The independence of the company’s nominating committee;
■	Whether the company uses an outside search firm to identify potential director nominees; and
■	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Equality of Opportunity

General Recommendation

DWS’s policy is to generally vote for proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data considering whether:

■	The company publicly discloses equal opportunity policies and initiatives in a comprehensive manner;
■	The company already publicly discloses comprehensive workforce diversity data; or
■	The company has no recent significant EEO-related violations or litigation.

DWS’s policy is to generally vote for shareholder proposals requesting nondiscrimination in salary, wages and all benefits.

DWS’s policy is to generally vote for shareholder proposals calling for action on equal employment opportunity and antidiscrimination.

DWS’s policy is to generally vote case-by-case on proposals seeking information on the diversity efforts of suppliers and service providers.

Gender Identity, Sexual Orientation and Domestic Partner Benefits

General Recommendation

DWS’s policy is to generally vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome.

Generally, vote for proposals to extend company benefits to domestic partners.

DWS’s policy is to generally vote for shareholder proposals seeking reports on a company’s initiatives to create a workplace free of discrimination on the basis of sexual orientation or gender identity.

DWS’s policy is to generally vote against shareholder proposals that seek to eliminate protection already afforded to gay and lesbian employees.

Gender, Race / Ethnicity Pay Gap

General Recommendation

DWS’s policy is to generally vote case-by-case on requests for reports on a company's pay data by gender or race /ethnicity, or a report on a company’s policies and goals to reduce any gender, or race /ethnicity pay gaps, taking into account:

■	The company's current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy on fair and equitable compensation practices;
■	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender, race, or ethnicity pay gap issues;
■	The company’s disclosure regarding gender, race, or ethnicity pay gap policies or initiatives is compared to its industry peers; and
■	Local laws regarding categorization of race and/or ethnicity and definitions of ethnic and/or racial minorities.

Racial Equity and/or Civil Rights Audit Guidelines

General Recommendation

DWS’s policy is to generally vote case-by-case on proposals asking a company to conduct an independent racial equity and/or civil rights audit, taking into account:

■	The company's established process or framework for addressing racial inequity and discrimination internally;
■	Whether the company adequately discloses workforce diversity and inclusion metrics and goals;
■	Whether the company has issued a public statement related to its racial justice efforts in recent years; or has committed to internal policy review;
■	Whether the company has engaged with impacted communities, stakeholders, and civil rights experts;
■	The company’s track record in recent years of racial justice measures and outreach externally;
■	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to racial inequity or discrimination.

Environment and Sustainability

Facility and Workplace Safety

General Recommendation

DWS’s policy is to generally vote for requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

■	The company’s current level of disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;
■	The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;
■	Recent significant controversies, fines, or violations related to workplace health and safety; and
■	The company's workplace health and safety performance relative to industry peers.

DWS’s policy is to generally vote case-by-case on resolutions requesting that a company report on or implement safety/security risk procedures associated with their operations and/or facilities, considering:

■	The company’s compliance with applicable regulations and guidelines;
■	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and
■	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

Hydraulic Fracturing

General Recommendation

DWS’s policy is to generally vote for proposals requesting greater disclosure of a company's (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

■	The company's current level of disclosure of relevant policies and oversight mechanisms;
■	The company's current level of such disclosure relative to its industry peers;
■	Potential relevant local, state, or national regulatory developments; and
■	Controversies, fines, or litigation related to the company's hydraulic fracturing operations.

Operations in Protected Areas

General Recommendation

DWS’s policy is to generally vote for requests for reports on potential environmental damage as a result of company operations in protected regions, considering whether:

■	Operations in the specified regions are not permitted by current laws or regulations;
■	The company does not currently have operations or plans to develop operations in these protected regions; or
■	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

DWS’s policy is to generally vote for shareholder proposals asking companies to prepare reports or adopt policies on operations that include mining, drilling or logging in environmentally sensitive areas.

DWS’s policy is to generally vote case-by-case on shareholder proposals seeking to curb or reduce the sale of products manufactured from materials extracted from environmentally sensitive areas such as old growth forests.

Recycling

General Recommendation

DWS’s policy is to generally vote for proposals to report on an existing recycling program or adopt a new recycling program, taking into account:

■	The nature of the company’s business;
■	The current level of disclosure of the company's existing related programs;
■	The timetable and methods of program implementation prescribed by the proposal;
■	The company’s ability to address the issues raised in the proposal; and
■	How the company's recycling programs compare to similar programs of its industry peers.

Sustainability Reporting

General Recommendation

DWS’s policy is to generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, considering whether:

■	The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or
■	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Water Issues

General Recommendation

DWS’s policy is to generally vote for proposals requesting a company report on, or adopt a new policy on, water-related risks and concerns, taking into account:

■	The company's current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;
■	Whether or not the company's existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;
■	The potential financial impact or risk to the company associated with water-related concerns or issues; and
■	Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

General Corporate Issues

Charitable Contributions

General Recommendation

DWS’s policy is to generally vote against proposals restricting a company from making charitable contributions.

Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

Data Security, Privacy, and Internet Issues

General Recommendation

DWS’s policy is to generally vote case-by-case on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:

■	The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;
■	Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;
■	The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;
■	Applicable market-specific laws or regulations that may be imposed on the company; and
■	Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.

Environmental, Social, and Governance (ESG) Compensation-Related Proposals

General Recommendation

DWS’s policy is to generally vote for proposals seeking a report or additional disclosure on the company’s approach, policies, and practices on incorporating environmental and social criteria into its executive compensation strategy, considering:

■	The scope and prescriptive nature of the proposal;
■	The company’s current level of disclosure regarding its environmental and social performance and governance;
■	The degree to which the board or compensation committee already discloses information on whether it has considered related environmental or social criteria; and
■	Whether the company has significant controversies or regulatory violations regarding social and/or environmental issues.

Tax Transparency

DWS will generally vote for shareholder proposals requesting a company to disclose tax transparency and country-by-country reporting in alignment with internationally accepted frameworks.

Human Rights, Human Capital Management, and International Operations

Human Rights Proposals

General Recommendation

DWS’s policy is to generally vote for proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

DWS’s policy is to generally vote for proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

■	The degree to which existing relevant policies and practices are disclosed;
■	Whether or not existing relevant policies are consistent with internationally recognized standards;
■	Whether company facilities and those of its suppliers are monitored and how;
■	Company participation in fair labor organizations or other internationally recognized human rights initiatives;
■	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
■	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
■	The scope of the request; and
■	Deviation from industry sector peer company standards and practices.

DWS’s policy is to generally vote for proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

■	The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;
■	The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;
■	Recent significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and
■	Whether the proposal is unduly burdensome or overly prescriptive.

Mandatory Arbitration

General Recommendation

DWS’s policy is to generally vote case-by-case on requests for a report on a company’s use of mandatory arbitration on employment-related claims, taking into account:

■	The company's current policies and practices related to the use of mandatory arbitration agreements on workplace claims;
■	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to the use of mandatory arbitration agreements on workplace claims; and
■	The company's disclosure of its policies and practices related to the use of mandatory arbitration agreements compared to its peers.

Operations in High Risk Markets

General Recommendation

DWS’s policy is to generally vote case-by-case on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

■	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;
■	Current disclosure of applicable risk assessment(s) and risk management procedures;
■	Compliance with U.S. sanctions and laws;
■	Consideration of other international policies, standards, and laws; and
■	Whether the company has been recently involved in recent, significant controversies, fines, or litigation related to its operations in "high-risk" markets.

Outsourcing/Offshoring

General Recommendation

DWS’s policy is to generally vote case-by-case on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

■	Controversies surrounding operations in the relevant market(s);
■	The value of the requested report to shareholders;
■	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and
■	The company’s existing human rights standards relative to industry peers.

Sexual Harassment

General Recommendation

DWS’s policy is to generally vote case-by-case on requests for a report on company actions taken to strengthen policies and oversight to prevent workplace sexual harassment, or a report on risks posed by a company’s failure to prevent workplace sexual harassment, taking into account:

■	The company’s current policies, practices, oversight mechanisms related to preventing workplace sexual harassment;
■	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to workplace sexual harassment issues; and
■	The company’s disclosure regarding workplace sexual harassment policies or initiatives compared to its industry peers.

Weapons and Military Sales

General Recommendation

DWS’s policy is to generally vote against reports on foreign military sales or offsets, taking into account when such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

DWS’s policy is to generally vote case-by-case on shareholder proposals seeking a report on the renouncement of future landmine production.

DWS’s policy is to generally vote against shareholder proposals requesting a report on the involvement, policies, and procedures related to depleted uranium and nuclear weapons.

DWS’s policy is to generally vote against proposals that call for outright restrictions on foreign military sales.

DWS’s policy is to generally vote for shareholder proposals asking companies to review and amend, if necessary, the company’s code of conduct and statements of ethical criteria for military production related contract bids, awards and execution.

Political Activities

Lobbying

General Recommendation

DWS’s policy is to generally vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

■	The company’s current disclosure of relevant lobbying policies, and management and board oversight;
■	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and
■	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

Political Contributions

General Recommendation

DWS’s policy is to generally vote for proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities, considering:

■	The company's policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;
■	The company's disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and
■	Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.

DWS’s policy is to generally vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

DWS’s policy is to generally vote against proposals to publish in newspapers and other media a company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Political Expenditures and Lobbying Congruency

General Recommendation

DWS’s policy is to generally vote case-by-case on proposals requesting greater disclosure of a company’s alignment of political contributions, lobbying and electioneering spending with a company’s publicly stated values and policies, unless the terms of the proposal are unduly restrictive. Additionally, DWS will consider whether:

■	The company's policies, management, board oversight, governance processes and level of disclosure related to direct political contributions, lobbying activities, and payments to trade associations, political action committees, or other groups that may be used for political purposes;
■	The company’s disclosure regarding: the reasons for its support of candidates for public offices; the reasons for support of and participation in trade associations or other groups that may make political contributions; and other political activities;
■	Any incongruencies identified between a company’s direct and indirect political expenditures and its publicly stated values and priorities; and
■	Recent significant controversies related to the company’s direct and indirect lobbying, political contributions or political activities.

DWS’s policy is to generally vote against proposals requesting comparison of a company’s political spending to objectives that can mitigate material risk for the company, such as limiting global warming.

Political Ties

General Recommendation

DWS’s policy is to generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, considering whether:

■	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and
■	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

DWS’s policy is to generally vote against shareholder proposals calling for the disclosure of prior government service of the company’s key executives and whether such service had a bearing on the business of the company.

REGISTERED INVESTMENT COMPANY PROXIES

Election of Directors

General Recommendation

DWS’s policy is to generally vote case-by-case on the election of directors and trustees.

Closed End Fund - Unilateral Opt-In to Control Share Acquisition Statutes

General Recommendation

For closed-end management investment companies (CEFs), DWS’s policy is to generally vote on a case-by-case basis for nominating/governance committee members (or other directors on a case-by-case basis) at CEFs that have not provided a compelling rationale for opting-in to a Control Share Acquisition Statute, nor submitted a by-law amendment to a shareholder vote.

Converting Closed-end Fund to Open-end Fund

General Recommendation

DWS’s policy is to generally vote case-by-case on conversion proposals, considering the following factors:

■	Past performance as a closed-end fund;
■	Market in which the fund invests;
■	Measures taken by the board to address the discount; and
■	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

General Recommendation

DWS’s policy is to generally vote case-by-case on proxy contests, considering the following factors:

■	Past performance relative to its peers;
■	Market in which the fund invests;
■	Measures taken by the board to address the issues;
■	Past shareholder activism, board activity, and votes on related proposals;
■	Strategy of the incumbents versus the dissidents;
■	Independence of directors;
■	Experience and skills of director candidates;
■	Governance profile of the company; and
■	Evidence of management entrenchment.

Investment Advisory Agreements

General Recommendation

DWS’s policy is to generally vote case-by-case on investment advisory agreements, considering the following factors:

■	Proposed and current fee schedules;
■	Fund category/investment objective;
■	Performance benchmarks;
■	Share price performance as compared with peers;
■	Resulting fees relative to peers; and
■	Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares

General Recommendation

DWS’s policy is to generally vote case-by-case on the establishment of new classes or series of shares.

Preferred Stock Proposals

General Recommendation

DWS’s policy is to generally vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:

■	Stated specific financing purpose;
■	Possible dilution for common shares; and
■	Whether the shares can be used for antitakeover purposes.

1940 Act Policies

General Recommendation

DWS’s policy is to generally vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors:

■	Potential competitiveness;
■	Regulatory developments;
■	Current and potential returns; and
■	Current and potential risk.

DWS’s policy is to generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

General Recommendation

DWS’s policy is to generally vote case-by-case on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

■	The fund's target investments;
■	The reasons given by the fund for the change; and
■	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

General Recommendation

DWS’s policy is to generally vote case-by-case on proposals to change a fund’s fundamental investment objective to non-fundamental.

Name Change Proposals

General Recommendation

DWS’s policy is to generally vote case-by-case on name change proposals, considering the following factors:

■	Political/economic changes in the target market;
■	Consolidation in the target market; and
■	Current asset composition.

Change in Fund's Subclassification

General Recommendation

DWS’s policy is to generally vote case-by-case on changes in a fund's sub-classification, considering the following factors:

■	Potential competitiveness;
■	Current and potential returns;
■	Risk of concentration; and
■	Consolidation in target industry.

Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

General Recommendation

DWS’s policy is to generally vote case-by-case on proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

■	The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;
■	The sale is deemed to be in the best interests of shareholders by (1) a majority of the company's independent directors and (2) a majority of the company's directors who have no financial interest in the issuance; and
■	The company has demonstrated responsible past use of share issuances by either:
■	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or
■	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

Disposition of Assets/Termination/Liquidation

General Recommendation

DWS’s policy is to generally vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

■	Strategies employed to salvage the company;
■	The fund’s past performance;
■	The terms of the liquidation.

Changes to the Charter Document

General Recommendation

DWS’s policy is to generally vote case-by-case on changes to the charter document, considering the following factors:

■	The degree of change implied by the proposal;
■	The efficiencies that could result;
■	The state of incorporation; and
■	Regulatory standards and implications.

Changing the Domicile of a Fund

General Recommendation

DWS’s policy is to generally vote case-by-case on re-incorporations, considering the following factors:

■	Regulations of both states;
■	Required fundamental policies of both states; and
■	The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

General Recommendation

DWS’s policy is to generally vote case-by-case on proposals authorizing the board to hire or terminate subadvisors without shareholder approval if the investment advisor currently employs only one subadvisor.

Distribution Agreements

General Recommendation

DWS’s policy is to generally vote case-by-case on distribution agreement proposals, considering the following factors:

■	Fees charged to comparably sized funds with similar objectives;
■	The proposed distributor’s reputation and past performance;
■	The competitiveness of the fund in the industry; and
■	The terms of the agreement.

Master-Feeder Structure

General Recommendation

DWS’s policy is to generally vote case-by-case on the establishment of a master-feeder structure.

Mergers

General Recommendation

DWS’s policy is to generally vote case-by-case on merger proposals, considering the following factors:

■	Resulting fee structure;
■	Performance of both funds;
■	Continuity of management personnel; and
■	Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

General Recommendation

DWS’s policy is to generally vote case-by-case on shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

General Recommendation

DWS’s policy is to generally vote case-by-case on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote for the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

General Recommendation

DWS’s policy is to generally vote case-by-case on proposals to terminate the investment advisor, considering the following factors:

■	Performance of the fund’s Net Asset Value (NAV);
■	The fund’s history of shareholder relations; and
■	The performance of other funds under the advisor’s management.

INTERNATIONAL PROXY VOTING

The above guidelines pertain to issuers organized in the United States. Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.

Appendix I

Classification of Directors – U.S.

1.       Executive Director

1.1.	Current employee or current officer[1] of the company or one of its affiliates[2].

2.       Non-Independent Non-Executive Director

Board Identification

2.1.	Director identified as not independent by the board.

Controlling/Significant Shareholder

2.2.	Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a group).

Current Employment at Company or Related Company

2.3.	Non-officer employee of the firm (including employee representatives).
2.4.	Officer[1], former officer, or general or limited partner of a joint venture or partnership with the company.

Former Employment

2.5.	Former CEO of the company.[3,4]
2.6.	Former non-CEO officer[1] of the company or an affiliate[2] within the past five years.
2.7.	Former officer[1] of an acquired company within the past five years.[4]
2.8.	Officer[1] of a former parent or predecessor firm at the time the company was sold or split off within the past five years.
2.9.	Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months, an assessment of the interim officer’s employment agreement will be made.[5]

Family Members

2.10.	Immediate family member[6] of a current or former officer[1] of the company or its affiliates[2] within the last five years.
2.11.	Immediate family member[6] of a current employee of company or its affiliates[2] where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).

Professional, Transactional, and Charitable Relationships

Director who (or whose immediate family member6) currently provides professional services7 in excess of the $10,000 per year to the company, an affiliate2 or an individual officer of the company or

2.12.	(an affiliate; or who is (or whose immediate family member[6] is) a partner, employee or controlling shareholder of, an organization which provides services.

Director who (or whose immediate family member6) currently has any material transactional relationship8 with the company or its affiliates2.

2.13.	; or who is (or whose immediate family member[6] is) a partner in, or a controlling shareholder or an executive officer of, an organization which has the material transactional relationship[8] (excluding investments in the company through a private placement).
2.14.	Director who (or whose immediate family member6) is) a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments[8] from the company or its affiliates[2].

Other Relationships

2.15.	Party to a voting agreement[9] to vote in line with management on proposals being brought to shareholder vote.
2.16.	Has (or an immediate family member[6] has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee.[10]
2.17.	Founder[11] of the company but not currently an employee.
2.18.	Director with pay comparable to Named Executive Officers.
2.19.	Any material[12] relationship with the company.

3.       Independent Director

3.1.	No material[12] connection to the company other than a board seat.

Footnotes:

1 The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g., corporate secretary) will generally be classified as a Non-Independent Non-Executive Director under 2.19: “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation exceeding $10,000 per year for serving in that capacity, then the director will be classified as an Independent Director.

2 “Affiliate” includes a subsidiary, sibling company, or parent company. 50 percent control ownership is used by the parent company as the standard for applying its affiliate designation. The manager/advisor of an externally managed issuer (EMI) is considered an affiliate.

3 Includes any former CEO of the company prior to the company’s initial public offering (IPO).

4 When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, DWS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

5 ISS will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. DWS will also consider if a formal search process was under way for a full-time officer at the time.

6 “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

7 Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include but are not limited to the following: investment banking/financial advisory services, commercial banking (beyond deposit services), investment services, insurance services, accounting/audit services, consulting services, marketing services, legal services, property management services, realtor services, lobbying services, executive search services, and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services, IT tech support services, educational services, and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

8 A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity, exceeding the greater of: $200,000 or 5 percent of the recipient’s gross revenues, for a company that follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, for a company that follows NYSE listing standards. For a company that follows neither of the preceding standards, DWS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

9 Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as Independent Directors if an analysis of the following factors indicates that the voting agreement does not compromise their alignment with all shareholders’ interests: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

10 Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

11 The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, DWS may deem him or her an Independent Director.

12 For purposes of DWS’s director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

Portfolio Manager Team Disclosure:

As of the date of this report the Fund is managed by a Team of investment professionals who collaborate to develop and implement the Fund’s investment strategy. Each Portfolio Manager on the Team has authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following individuals handle the day-to-day management of the Fund.

Michael J. Generazo, Director, Senior Portfolio Manager Fixed Income and Portfolio Manager of the Fund.

  Joined DWS in 1999 and the Fund in 2010.
  BS, Bryant College; MBA, Suffolk University

Chad Farrington, CFA, Managing Director, Head of Investment Strategy Fixed Income and Portfolio Manager of the Fund.

  Joined DWS in 2018 and the Fund in 2021 with 20 years of industry experience; previously, worked as Portfolio Manager, Head of Municipal Research, and Senior Credit Analyst at Columbia Threadneedle
  Co-Head of Municipal Bond Department
  BS, Montana State University

Compensation of Portfolio Managers

The Advisor and its affiliates are part of DWS. The brand DWS represents DWS Group GmbH & KGaA (“DWS Group”) and any of its subsidiaries such as DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services. DWS seeks to offer its investment professionals competitive short-term and long-term compensation based on continuous, above average, fund performance relative to the market. This includes measurement of short and long-term performance against industry and portfolio benchmarks. As employees of DWS, portfolio managers are paid on a total compensation basis, which includes Fixed Pay (base salary) and Variable Compensation, as set forth below. The compensation information below is provided as of the Fund’s most recent annual report dated November 30, 2025.

•	Fixed Pay (FP) is the key and primary element of compensation for the majority of DWS employees and reflects the value of the individual’s role and function within the organization. It rewards factors that an employee brings to the organization such as skills and experience, while reflecting regional and divisional (i.e. DWS) specifics. FP levels play a significant role in ensuring competitiveness of the Advisor and its affiliates in the labor market, thus benchmarking provides a valuable input when determining FP levels.

•	Variable Compensation (VC) is a discretionary compensation element that enables DWS Group to provide additional reward to employees for their performance and behaviors, while reflecting DWS Group’s affordability and financial situation. VC aims to:

o	Recognize that every employee contributes to DWS’s success through the franchise component of Variable Compensation (Franchise Component), and
o	Reflect individual performance, investment performance, behaviours and culture through discretionary individual VC (Individual Component).

Employee seniority as well as divisional and regional specifics determine which VC elements are applicable for a given employee and the conditions under which they apply.  Both Franchise and Individual Components may be awarded in shares or other share-based instruments and other deferral arrangements.

•	VC can be delivered via cash, restricted equity awards, and/or restricted incentive awards or restricted compensation. Restricted compensation may include:
o	notional fund investments
o	restricted equity, notional equity,
o	restricted cash,
o	or such other form as DWS may decide in its sole discretion

•	VC comprises a greater proportion of total compensation as an employee’s seniority and total compensation level increase. Proportion of VC delivered via a long-term incentive award, which is subject to performance conditions and forfeiture provisions, will increase significantly as the amount of the VC increases.

•	Additional forfeiture and claw back provisions, including complete forfeiture and claw back of VC may apply in certain events if an employee is designed a Material Risk Taker.

•	For key investment professionals, in particular, a portion of any long-term incentives will be in the form of notional investments aligned, where possible, to the funds they manage.

In general, each of the Advisor and its advisory affiliates seek to offer their investment professionals competitive short-term and long-term compensation based on continuous, above average, fund performance relative to the market. This includes measurement of short and long-term performance against industry and portfolio benchmarks. To evaluate their investment professionals in light of and consistent with the compensation principles set forth above, the Advisor and its affiliates review investment performance for all accounts managed in relation to the appropriate Morningstar peer group universe with respect to a fund, iMoneyNet peer group with respect to a money market fund or relevant benchmark index(es) set forth in the governing documents with respect to each other account type.  The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients’ risk and return objectives. When determining total compensation, the Advisor and its affiliates consider a number of quantitative, qualitative and other factors:

-	Quantitative measures (e.g. one-, three- and five-year pre-tax returns versus the appropriate Morningstar peer group universe for a fund, or versus the appropriate iMoneyNet peer group for a money market fund or relevant benchmark index(es) set forth in the governing documents with respect to each other account type, taking risk targets into account) are utilized to measure performance.
-	Qualitative measures (e.g. adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.
-	Other factors (e.g. non-investment related performance, teamwork, adherence to compliance rules, risk management and "living the values" of the Advisor and its affiliates) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.
-	Furthermore, it is important to note that DWS Group functions within a controlled environment based upon the risk limits established by DWS Group’s Risk division, in conjunction with DWS Group management. Because risk consideration is inherent in all business activities, performance assessment factors in an employee’s ability to assess and manage risk.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of Fund shares owned beneficially and of record by each member of the Fund’s portfolio management team as well as in all US registered DWS Funds advised by DWS Investment Management Americas, Inc.

(Advisor) as a group, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund’s most recent annual report dated November 30, 2025.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
Michael J. Generazo	-	-
Chad Farrington	-	$100,001-$500,000

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account’s assets. For Funds subadvised by subadvisors unaffiliated with the Advisor, total assets of Funds managed may only include assets allocated to the portfolio manager and not the total assets of each Fund managed. The tables also show the number of performance-based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund’s most recent annual report dated November 30, 2025.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Michael J. Generazo	5	$2,802,794,841	-	-
Chad Farrington	3	$2,837,991,622	-	-

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Michael J. Generazo	-	-	-	-
Chad Farrington	-	-	-	-

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Michael J. Generazo	3	$53,300,732	-	-
Chad Farrington	-	-	-	-

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds. The Advisor or Subadvisor, as applicable, has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•	Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor and their affiliates, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor and their affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor and their affiliates. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor and their affiliates to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor and their affiliates in the interest of achieving the most favorable net results to the Fund and the other clients.

•	To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor and their affilates attempt to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.
•	In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor and their affiliates will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.
•	The Advisor and its affiliates and the investment team of each Fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by the DWS Group, a multinational global financial services firm that is a majority owned subsidiary of Deutsche Bank AG. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. The Advisor and their affiliates may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor is purchasing or selling for their client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which will cause conflicts that could be to the disadvantage of the Advisor’s advisory clients, including the Fund. The Advisor and their affiliates have instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a Fund’s Board.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

December 1 through December 31	-	n/a	n/a	n/a
January 1 through January 31	-	n/a	n/a	n/a
February 1 through February 29	-	n/a	n/a	n/a
March 1 through March 31	-	n/a	n/a	n/a
April 1 through April 30	-	n/a	n/a	n/a
May 1 through May 31	-	n/a	n/a	n/a
June 1 through June 30	-	n/a	n/a	n/a
July 1 through July 31	-	n/a	n/a	n/a
August 1 through August 31	-	n/a	n/a	n/a
September 1 through September 30	-	n/a	n/a	n/a
October 1 through October 31	-	n/a	n/a	n/a
November 1 through November 30	-	n/a	n/a	n/a

Total	-	n/a	n/a	n/a

Item 15.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

Item 16.	Controls and Procedures.

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 18.	Recovery of Erroneously Awarded Compensation.

Not applicable

Item 19.	Exhibits.

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Municipal Income Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan Principal Executive

Date:	1/29/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan Principal Executive

Date:	1/29/2026

By:	/s/Diane Kenneally Diane Kenneally Principal Financial Executive

Date:	1/29/2026